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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-05685

Williamsburg Investment Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

W. Lee H. Dunham, Esq.

Sullivan & Worcester LLP     One Post Office Square     Boston, Massachusetts 02109

(Name and address of agent for service)

Registrant's telephone number, including area code: (513) 587-3400

Date of fiscal year end:      March 31, 2015

Date of reporting period:     September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SEMI-ANNUAL REPORT September 30, 2014 (Unaudited)

THE DAVENPORT FUNDS LETTER TO SHAREHOLDERS	November 3, 2014

Dear Shareholders,

The third quarter brought a bumpier ride for equity investors. The S&P 500 Index eked out a modest gain of 1.13% for the quarter, but volatility increased and the Index closed the quarter with a 1.40% decline for September. Meanwhile, the small cap oriented Russell 2000 Index posted a 7.36% decline for the quarter and was down 6.05% in the month of September alone. Year-to-date, the S&P 500 was still up a very respectable 8.34% at September 30, while the Russell 2000 was down 4.41%.

The S&P 500's resilience seems to belie recent weakness elsewhere in the market. While the S&P 500 still resides near an all-time high, many areas of the market have experienced meaningful declines. This is evidenced in part by the wide performance spread between the S&P 500 and the Russell 2000. Indeed, we've seen many stocks pull back 20%+ from their recent highs. It seems the market's advance has become increasingly "narrow." In other words, it's been driven by a few pockets of strength that create a misleading façade.

As noted in prior writings, many continue to call for a market "correction." After all, the market (as measured by the S&P 500) hasn't experienced a 10%+ move to the downside in roughly 3 years. However, a "stealth" correction already seems to be underway. It seems to be happening sector by sector, with fewer and fewer areas being left unharmed. Thus far, the pain has been most acute in more cyclical areas such as energy and industrial stocks, which are most sensitive to slowing global growth, and small-cap stocks. By October 10th, the Russell 2000 had declined over 10% from its high, thereby officially qualifying as a "correction." Biotechnology is one of a few areas that have been bright spots, as the industry's growth prospects are more immune to economic conditions. Suffice it to say, the market's narrow advance has created a very challenging environment for "active" money managers. In fact, Morningstar recently pointed out the vast majority of mutual funds are underperforming their benchmarks this year.

While we are pleased to be enjoying another up year, we have been disappointed with our recent relative performance. The third quarter was particularly tough for The Davenport Funds when compared to their respective benchmarks. We provide more detail in each Fund's discussion below; however, it's safe to say we've been penalized both by what we own and what we don't own. Unfortunately, we have too little exposure to the aforementioned pockets of strength. We generally aren't inclined to chase today's popular stocks for fear they are becoming a little too popular. To the contrary, we're more likely to consider adding to laggards where our conviction levels remain high and valuations have become more attractive. It's challenging and sometimes frustrating to go against the grain, but it can often be rewarding.

In the near-term, we hope to play a little "catch up" as some of our holdings post better results. More importantly, we expect to continue delivering on our long-term promise of generating competitive returns while assuming below average risk. We may not always capture all the upside of up markets; however, we hope to avoid some of the downside in more turbulent times. This has been the case in the past as evidenced by our Funds' performance in tougher market environments. Tame expectations and still reasonable valuations lead us to remain constructive on stocks. But, given the market's run over the past few years, we think it makes sense to be increasingly attentive to risk, and we may take steps to further upgrade the quality of our holdings.

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Davenport Core Fund

The following chart represents Davenport Core Fund (the "Core Fund") performance and the performance of the S&P 500 Index*, the Core Fund's primary benchmark, for the periods ended September 30, 2014.

	Q3 2014	1 Year	3 Years**	5 Years**	10 Years**	Since Inception** 1/15/1998	Expense Ratio
Core Fund	-1.02%	14.08%	21.40%	14.80%	8.20%	6.23%	0.94%
S&P 500 Index*	1.13%	19.73%	22.99%	15.70%	8.11%	6.41%	—

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*	The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Annualized.

The Core Fund declined 1.02% during the third quarter, versus a 1.13% gain for the S&P 500 Index. Year-to-date, the Fund is up 4.17%, relative to the 8.34% gain for the S&P 500. Below, we provide a discussion of recent performance in addition to highlighting a few new ideas that we believe enhance the quality of the Core Fund.

Biotechnology stocks Amgen (AMGN) and Celgene (CELG) were top performers during the period alongside other Health Care names such as WellPoint (WLP) and AmerisourceBergen (ABC). Following what proved to be a timely add, CME Group (CME) was another top contributor as volumes on its exchanges spiked in tandem with increased volatility and expectations for higher interest rates. The Industrials, Information Technology and Energy sectors were the primary sources of weakness during the quarter. Significant declines in American Airlines (AAL) and Chicago Bridge & Iron (CBI) compounded general weakness across the Industrials sector during the quarter. We elected to sell the CBI position given a lack of clarity in the company's outlook in addition to waning confidence in management. In terms of technology, weakness in Activision Blizzard (ATVI) and QUALCOMM (QCOM), coupled with a lack of exposure to some of the industry's best performers weighed on results. Recently purchased Range Resources (RRC) was the key detractor in the Energy sector, as natural gas prices fell due to new supplies and an unseasonably mild summer.

We initiated positions in confectionary products giant Hershey (HSY), and leading oil service company Schlumberger (SLB), during the quarter. While in completely different industries, key similarities include trusted brands, leading market share, and well-respected management teams with strong track records of value creation. Furthermore, we note that each stock had pulled back at the time of purchase due to near-term factors that we feel do not impact the significant long-term earnings power of the franchise. Ultimately, we feel owning these quality businesses at reasonable prices upgrade the quality of the Core Fund while enabling outperformance throughout a complete market cycle.

Given the disappointing nature of recent relative results, we feel it is appropriate to provide some longer-term context with respect to our performance and investment philosophy. As we have communicated in the past, we strive to capture most of the market's upside while taking on less risk. Hence, we have cautioned that while we typically outperform in a down market, we may lag in

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periods of extreme or prolonged market strength. The past five years have produced one of the more robust bull markets in recent history, and yet, over the five year period ended September 30, 2014, our strategy has managed to capture roughly 95% of the market's upside while taking modestly less risk (as measured by standard deviation).* Though we are never content to underperform in any environment, we remain confident in the Fund's positioning for the long term.

*	Source: Zephyr StyleADVISOR. Risk is measured by standard deviation, which is the variability of returns around the average return. Core Funds standard deviation for the period: 12.88%; S&P 500 standard deviation for the period: 13.20%.

New Positions

Citigroup, Incorporated (C) Despite being very well capitalized, C is the only large bank trading below its tangible book value. As management continues to improve operations, we expect the stock to rerate higher.

Dish Network Corporation – Class A (DISH) We purchased a position in this highly cash generative satellite TV company given its optionality associated with highly valuable spectrum assets and the founder and CEO's superior track record of value creation through savvy capital allocation.

Hershey Company (The) (HSY) We purchased this well-known chocolate maker as shares have sold off concerning short-term issues, presenting an attractive opportunity into this defensible franchise with 9%-11% annual earnings growth.

PVH Corporation (PVH) We purchased this position because we are impressed with management's track record of creating value through acquisition, and we think PVH is poised to grow earnings substantially as it folds in its recent acquisition of Calvin Klein jeanswear and underwear.

Schlumberger Limited (SLB) We purchased a position in this leading oil services company after a pullback in oil prices, as we believe the company's self-help initiatives will improve returns.

Increased Positions

Range Resources Corporation (RRC) We added to this best-in-class natural gas and liquids producer after a cool summer prompted a selloff in natural gas prices, creating an attractive entry point.

Decreased Positions

American Airlines Group, Incorporated (AAL) We chipped our position, electing to take some profits after a sharp move up. We continue to see additional upside surrounding the AMR/USAirways merger and believe our industry thesis is intact.

WellPoint, Incorporated (WLP) We chipped our position after a strong run, electing to take profits given continued uncertainty in the Health Care sector.

Wells Fargo & Company (WFC) We chipped our position after a period of outperformance, but continue to view WFC as the highest-quality U.S. bank.

Positions Sold

Chicago Bridge & Iron Company NV (CBI) We sold our position given challenges including a stretched balance sheet and tough industry that left us less confident they would be able to turn strong end-market tailwinds into shareholder value.

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McDonald's Corporation (MCD) We sold our position as we feel persisting revenue headwinds may limit meaningful expansion in the stock's valuation.

National Oilwell Varco, Incorporated (NOV) We sold this oil and gas capital equipment maker in favor of a more attractive opportunity.

Valero Energy Corporation (VLO) We sold our position due to increased volatility surrounding concerns that the domestic ban on crude oil exports may be repealed.

Wal-Mart Stores, Incorporated (WMT) We sold our position as we think the company will continue to struggle in its attempt to grow same-store sales.

Davenport Value & Income Fund

The following chart represents Davenport Value & Income Fund (the "Value & Income Fund") performance and the performance of the S&P 500 Index*, the Value & Income Fund's primary benchmark, and the Lipper Equity Income Index for the periods ended September 30, 2014.

	Q3 2014	1 Year	3 Year**	Since Inception** 12/31/2010	Expense Ratio	30 Day SEC Yield
Value & Income Fund	-0.54%	15.16%	21.65%	15.45%	1.07%	1.92%
S&P 500 Index*	1.13%	19.73%	22.99%	15.19%	—	—
Lipper Equity Income Index*	-0.62%	16.09%	20.50%	13.37%	—	—

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*	The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. The Lipper Equity Income Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Equity Income Fund Index. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Annualized.

The Value & Income Fund declined 0.54% during the third quarter, versus the 1.13% gain for the S&P 500 Index and the 0.62% decline for the Lipper Equity Income Index. Year-to-date as of September 30, the Value & Income Fund is up 5.15% relative to gains of 8.34% and 6.54%, respectively, for the S&P 500 and Lipper Equity Income Index. Despite a more hawkish tone from the Federal Reserve System (Fed) in its September meeting, stocks with above-average dividends tended to outperform the broader indices as their defensive qualities seemed to outweigh concerns over rising rates.

Archer Daniels Midland (ADM) was the Value & Income Fund's top performing stock during the quarter. Results have benefitted nicely from booming agricultural production, while new management's focus on cost improvements and returns on capital have helped the shares rerate higher. The Energy category has served as a drag on performance for much of the year given our more modest exposure to oil levered exploration and production companies amid rising oil prices. However, this trend reversed during the quarter as positions in Marathon Petroleum (MPC), Kinder Morgan (KMI) and Occidental Petroleum (OXY) proved to be more resilient as oil prices declined. The Consumer Discretionary and Industrials categories were the biggest drags

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on performance during the quarter. Within Consumer Discretionary, Six Flags (SIX) gave back gains from the beginning of the year alongside concerns over soft visitation trends. Industrial names Eaton (ETN) and Watsco (WSO) were also meaningful detractors as disappointing results compounded increasingly bearish industry sentiment.

We initiated a position in Verizon (VZ) during the quarter. VZ is one of two major diversified telecommunications companies in the United States, serving over 100 million customers. Wireless accounts for two-thirds of revenue with wireline (including cable and internet service FiOS) accounting for the remainder. In late February, VZ bought back Vodafone's 45% ownership stake in VZ Wireless in a transaction valued at $130 billion. VZ now fully owns and controls the industry-leading wireless carrier in the U.S., which should benefit from growing mobility for years to come. Furthermore, we are attracted to the defensive earnings stream this vital service provides in more difficult economic times (it almost seems there are some consumers who would part with their homes before turning off their cell phones). These attributes should allow for returns on capital to continue rising over time. Finally, we note that VZ has a generous dividend that currently yields 4.4% and has room to go higher.

We also initiated a position in Lamar Advertising (LAMR). LAMR is the third largest outdoor advertising company in the U.S., focused primarily on small to mid-sized markets where larger competitors such as Clear Channel and CBS Outdoor do not operate. The company has a long-standing history in many of these markets, having pursued an aggressive acquisition strategy which has enabled it to gain huge market shares that run in the 80% plus range in many markets. We are attracted to the company's strong cash flows, enabled by low operating costs, minimal capital needs and useful lives of assets well in excess of depreciable lives. Earlier this year, the company received a Private Letter Ruling (PLR) from the IRS, enabling it to convert to a Real Estate Investment Trust (REIT). Initially, the company will pay a dividend of roughly $2.50 per share (6.7% yield), which we believe can grow at 10% per year alongside low single digit organic growth, cost reductions and increased cash flow contribution from the rollout of digital billboards. Finally, we note that the CEO Sean Reilly is a descendant of the founder and has served in various capacities at Lamar since 1978. The Reilly family has been a great steward of shareholder interests over time and currently owns 16% of the outstanding shares (controls approximately 65% of the voting power).

Given the low interest rate environment and uncharted course of the Fed, we have spent much time in prior communications discussing the Fund's ability to withstand rising interest rates and perform alongside an improving economy. Though we continue to position ourselves for these scenarios, we feel an often overlooked component of this strategy is its relative defensiveness in tougher times. Ultimately, we feel our focus on cash flow, quality of management, valuation and sustainable dividends creates a balanced approach that can not only keep up with the good times, but help preserve capital and income when markets turn down.

There is no guarantee that a company will continue to pay a dividend.

New Positions

Lamar Advertising Company (LAMR) We purchased a position in this billboard advertising company which recently converted to a REIT, pays a 6.7% yield that we expect can grow 10% per annum, and trades at an inexpensive valuation.

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Verizon Communications, Incorporated (VZ) We purchased a position in this leading U.S. telecommunications provider for its defensible business, generous dividend yield and strong multiyear growth opportunity in wireless communications demand. Current yield: 4.4%

Waddell & Reed Financial, Incorporated (WDR) We purchased this high quality asset manager after fund manager departures prompted a selloff in the stock. Current yield: 2.6%

Increased Positions

Eastman Chemical Company (EMN) We added to EMN after shares sold off in response to an update in the company's earnings guidance, which we viewed as a buying opportunity. Current yield: 1.7%

Kinder Morgan, Incorporated (KMI) We added to the largest energy infrastructure company in North America after KMI announced plans to acquire its daughter Master Limited Partnerships (MLPs), lowering its overall cost of capital and increasing competitiveness. Current yield: 4.5%

Decreased Positions

Marathon Petroleum Corporation (MPC) We chipped this refiner amid fears of a repeal of the U.S. crude export ban. Current yield: 2.2%

WellPoint, Incorporated (WLP) WLP has been a great stock for us and we elected to chip the position given continued uncertainty in the Health Care sector. Current yield: 1.5%

Positions Sold

BP plc – ADR (BP) We sold BP given increased concerns around environmental liabilities and Russian exposure. Current yield: 4.8%

Fidelity National Financial Ventures (FNFV) We sold this small stub position that FNF created to track the value of its investments. We continue to hold our position in FNF. Current yield: n/a

GlaxoSmithKline plc – ADR (GSK) We sold our position, as GSK's growth in core drug franchises has slowed. As a result, we see increased risks to cash flow and the sustainability of the recently increased dividend. Current yield: 4.8%

Realty Income Corporation (O) O gave us strong performance in a short period of time, moving from a bargain to more fairly valued. We sold the stock to put the proceeds in a situation with further upside potential. Current yield: 4.8%

Davenport Equity Opportunities Fund

The following chart represents Davenport Equity Opportunities Fund (the "Equity Opportunities Fund") performance and the performance of the Russell Midcap Index*, the Equity Opportunity Fund's primary benchmark, and the S&P 500 Index for the periods ended September 30, 2014.

	Q3 2014	1 Year	3 Year**	Since Inception** 12/31/2010	Expense Ratio
Equity Opportunities Fund	-3.66%	12.59%	23.17%	15.97%	0.98%
Russell Midcap Index*	-1.66%	15.83%	23.79%	14.53%	—
S&P 500 Index*	1.13%	19.73%	22.99%	15.19%	—

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Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000, which represent approximately 25% of the total market capitalization of the Russell 1000. The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Annualized.

The Equity Opportunities Fund experienced a rough third quarter. The Fund declined 3.66% for the period as compared to a more modest 1.66% drop for the Russell Midcap Index and a 1.13% gain for the S&P 500 Index. As another point of reference, the Russell 2000 Index declined a more severe 7.36% for the quarter. Each of these benchmarks is a bit imperfect and we have a stated goal of outperforming each of them long term. Recently, the S&P 500 has been the most challenging comparison given its larger-cap bias and relative resilience, which has been supported by a narrowing group of market leaders. Year-to-date as of September 30, the Equity Opportunities Fund was up 4.87% versus gains of 6.87% and 8.34% for the Russell Midcap and S&P 500, respectively. The Russell 2000 ended the quarter down 4.41% year-to-date.

This was certainly one of the more difficult quarters we've seen in a while, both in an absolute sense and from a relative vantage point. However, we did have a few bright spots worth mentioning. Hanesbrands (HBI) continued its momentum from the prior quarter. Acquisition synergies, a heightened focus on premium/higher margin apparel and lower cotton costs have supported ongoing strength in the stock. Another core holding, American Tower (AMT), also remained strong alongside solid earnings momentum and enthusiasm surrounding their opportunity to exploit growing wireless demand in emerging markets. Lastly, recent purchase Alcoa (AA) was a standout due to both higher aluminum prices and support for the company's efforts to emphasize less commodity-sensitive businesses. We still like all of these companies and maintain meaningful holdings in them, but used recent strength as an opportunity to trim our positions under the assumption that more depressed situations may possess more upside.

A number of our holdings struggled in the third quarter. In many of these cases, recent declines would appear to present longer-term opportunity. Within the Industrials sector, both American Airlines (AAL) and Colfax (CFX) were particularly weak. AAL has been a great stock since our purchase, but "hot money" has fled the scene recently on fears of near-term earnings pressure. True, higher labor costs and rising competition in international routes may cool the company's momentum, but we still think merger synergies and structural change in the industry will result in meaningfully higher earnings power. We also note that declining jet fuel prices could provide a shot in the arm. Shares of CFX have been hurt as investors focus on the company's exposure to Europe (and a weaker Euro) and the Energy sector, a key end market that is contending with lower oil and gas prices. We acknowledge the macro backdrop doesn't favor the company right now, but management is comprised of exceptional capital allocators who are uniquely adept at making acquisitions. Hence, we have used price weakness to add to our position.

A few consumer stocks hurt us as well. Chief among these were CarMax (KMX) and Penn National Gaming (PENN). These are very different situations, with KMX being a long-term growth story and PENN more of a "deep value" situation, but they and our other domestic consumer holdings should benefit from lower gas prices, easing comparisons (last winter was tough on the sector),

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and improving employment trends. While more of an international story, we've recently added to our holdings in the sector with the purchase of Discovery Communications (DISCA). DISCA is a global media company best known for channels such as Discovery, TLC and Animal Planet. The company has done a phenomenal job of building brands and viewership here in the U.S. and is now replicating that success abroad. In fact, DISCA has more channels in more countries than any media company. We think the company has a unique platform that should allow sustainable double-digit Earnings Per Share (EPS) growth as its increasing global scale begets higher advertising and distribution revenue. We are also intrigued by the company's capital allocation. Since 2010, it has aggressively repurchased stock, reducing the share count by 24%. More recently, DISCA has been acquiring European media assets, which appear attractively priced relative to U.S. assets and should allow the company to build distribution scale in those markets. On a final note, we also like the involvement of renowned investor Dr. John Malone, who has a 4% economic interest in DISCA and owns 22% of the voting stock.

Another stock we recently purchased is NRG Energy (NRG). Power prices have languished since the 2008 financial crisis as demand has weakened and natural gas prices are down significantly (power prices tend to move with natural gas, the marginal input). Low prices and a punitive regulatory regime have led to a very challenging operating environment for competitive power producers. However, NRG's forward-thinking management team has taken advantage of the down cycle to complete a number of large acquisitions at rock bottom prices, becoming the nation's largest competitive power generator. Trading at a 10%+ Free Cash Flow (FCF) yield, the stock offers compelling value today and provides significant optionality for a rebound in power prices. In the meantime, we think management will continue creating significant value for shareholders in related areas such as renewables, where NRG has grown to the nation's third largest renewable operator and has begun to monetize this stable, high-return income stream through the IPO of NRG Yield (NYLD).

As evidenced by our recent purchases, we remain laser focused on stories of talented managers that have the ability to reinvest capital at high rates of return. We continue to believe such stories of savvy capital allocation can yield years of compounding growth. While we haven't kept pace with the market in recent months, we are confident our collection of businesses can produce above-average returns over time. Furthermore, should markets decline, we think such businesses may possess less downside than the broader indices. As was the case in 2011, we hope the Equity Opportunities Fund will prove somewhat defensive in a more turbulent environment.

New Positions

Discovery Communications, Incorporated – Class A (DISCA) We purchased and subsequently added to this media company backed by John Malone, as we see a long growth runway and strong track record of value-creating capital allocation.

NRG Energy, Incorporated (NRG) We purchased a position in this integrated wholesale power generator given the company's strong cash generation, leverage to rising natural gas and power prices and management's strong track record.

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Increased Positions

Capital One Financial Corporation (COF) We added to this inexpensive bank and credit card company as COF is posting results showing encouraging loan growth, reserve developments and returns on capital.

Colfax Corporation (CFX) We added to this industrial company that we believe to be one of the more compelling "value compounders" on our radar screen.

Pall Corporation (PLL) We added to this high quality industrial company after a sector-related selloff.

Penn National Gaming, Incorporated (PENN) We added to our position as we think the risk/reward looks even more favorable as results seem to be stabilizing and new projects should drive growth.

Decreased Positions

Alcoa, Incorporated (AA) We chipped our position following strong year-to-date performance as we are concerned aluminum prices may have gotten ahead of themselves ahead of an important London Metals Exchange court hearing.

American Tower Corporation (AMT) We chipped our position in this global wireless tower operator as the stock has become an outsized position following a period of strong performance.

Hanesbrands, Incorporated (HBI) We chipped our position after the stock's strong outperformance.

Positions Sold

Fastenal Company (FAST) We sold our position after underwhelming earnings leverage on sluggish sales growth dampened our enthusiasm.

Fidelity National Financial Ventures (FNFV) We sold this small stub position that FNF created to track the value of its investments. We continue to hold our position in FNF.

O'Reilly Automotive, Incorporated (ORLY) After increasing nearly sixfold since our purchase a few years ago, we sold our position in ORLY as we feel the stock now adequately reflects the strong prospects for the company.

Valero Energy Corporation (VLO) We sold our position due to increased volatility surrounding concerns that the domestic ban on crude oil exports may be repealed.

We thank you for your trust and look forward to reporting back to you in 2015.

Sincerely,

John P. Ackerly, IV
 President, The Davenport Funds

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DAVENPORT CORE FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Davenport Core Fund and the Standard & Poor's 500® Index

	Average Annual Total Returns(a) (for periods ended September 30, 2014)
	1 Year	5 Years	10 Years
Davenport Core Fund	14.08%	14.80%	8.20%
Standard & Poor's 500® Index	19.73%	15.70%	8.11%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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DAVENPORT VALUE & INCOME FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Davenport Value & Income Fund, the Standard & Poor's 500® Index
and the Lipper Equity Income Index

	Average Annual Total Returns(a) (for periods ended September 30, 2014)
	1 Year	Since Inception(b)
Davenport Value & Income Fund	15.16%	15.45%
Standard & Poor's 500® Index	19.73%	15.19%
Lipper Equity Income Index	16.09%	13.37%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2010.

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DAVENPORT EQUITY OPPORTUNITIES FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Davenport Equity Opportunities Fund, the Russell Midcap® Index,
and the Standard & Poor's® 500 Index

	Average Annual Total Returns(a) (for periods ended September 30, 2014)
	1 Year	Since Inception(b)
Davenport Equity Opportunities Fund	12.59%	15.97%
Russell Midcap® Index	15.83%	14.53%
Standard & Poor's 500® Index	19.73%	15.19%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2010.

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DAVENPORT CORE FUND
PORTFOLIO INFORMATION
September 30, 2014 (Unaudited)

Sector Allocation vs. the Standard & Poor's 500® Index

Top Ten Equity Holdings

Security Description	% of Net Assets
Brookfield Asset Management, Inc. - Class A	3.2%
American Tower Corporation	2.9%
Capital One Financial Corporation	2.9%
Markel Corporation	2.8%
Berkshire Hathaway, Inc. - Class B	2.6%
Celgene Corporation	2.5%
CarMax, Inc.	2.5%
Danaher Corporation	2.4%
AmerisourceBergen Corporation	2.2%
Accenture plc - Class A	2.2%

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DAVENPORT VALUE & INCOME FUND
PORTFOLIO INFORMATION
September 30, 2014 (Unaudited)

Sector Allocation vs. the Standard & Poor's 500® Index

Top Ten Equity Holdings

Security Description	% of Net Assets
W.P. Carey, Inc.	3.1%
Archer-Daniels-Midland Company	3.0%
Wells Fargo & Company	2.8%
Johnson & Johnson	2.8%
Markel Corporation	2.7%
Sun Communities, Inc.	2.5%
Capital One Financial Corporation	2.5%
Hartford Financial Services Group, Inc. (The)	2.4%
SPDR EURO STOXX 50 ETF	2.4%
Kinder Morgan, Inc.	2.4%

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DAVENPORT EQUITY OPPORTUNITIES FUND
PORTFOLIO INFORMATION
September 30, 2014 (Unaudited)

Sector Allocation vs. the Russell Midcap® Index
Top Ten Equity Holdings

Security Description	% of Net Assets
Penn National Gaming, Inc.	5.8%
Markel Corporation	5.6%
Brookfield Asset Management, Inc. - Class A	5.2%
CarMax, Inc.	4.9%
Gaming and Leisure Properties, Inc.	4.8%
American Tower Corporation	4.6%
Capital One Financial Corporation	4.4%
Cabela's, Inc.	3.8%
Colfax Corporation	3.4%
J.M. Smucker Company (The)	3.4%

15

DAVENPORT CORE FUND
SCHEDULE OF INVESTMENTS
September 30, 2014 (Unaudited)

COMMON STOCKS — 94.3%	Shares	Value
Consumer Discretionary — 15.3%
Amazon.com, Inc. (a)	16,363	$5,276,086
CarMax, Inc. (a)	162,807	7,562,385
DIRECTV (a)	60,515	5,235,758
Dish Network Corporation - Class A (a)	68,875	4,447,947
General Motors Company	136,775	4,368,594
Liberty Media Corporation - Series A (a)	42,337	1,997,460
Liberty Media Corporation - Series C (a)	84,674	3,978,831
PVH Corporation	37,972	4,600,308
Starbucks Corporation	49,290	3,719,423
Walt Disney Company (The)	50,256	4,474,292
		45,661,084
Consumer Staples — 8.4%
Anheuser-Busch InBev SA/NV - ADR	37,495	4,156,321
Flowers Foods, Inc.	60,699	1,114,433
Hershey Company (The)	48,065	4,586,843
J.M. Smucker Company (The)	53,077	5,254,092
Nestlé SA - ADR	67,827	4,994,102
PepsiCo, Inc.	51,241	4,770,025
		24,875,816
Energy — 6.5%
Chevron Corporation	39,402	4,701,447
Exxon Mobil Corporation	59,502	5,596,163
Range Resources Corporation	68,802	4,665,463
Schlumberger Ltd.	42,920	4,364,535
		19,327,608
Financials — 21.5%
American Tower Corporation	90,837	8,505,068
Berkshire Hathaway, Inc. - Class B (a)	56,886	7,858,232
Brookfield Asset Management, Inc. - Class A	210,488	9,463,540
Capital One Financial Corporation	104,087	8,495,581
Citigroup, Inc.	89,812	4,654,058
CME Group, Inc.	79,336	6,343,310
JPMorgan Chase & Company	75,323	4,537,458
Markel Corporation (a)	13,013	8,278,220
Wells Fargo & Company	112,316	5,825,831
		63,961,298
Health Care — 15.2%
AmerisourceBergen Corporation	85,985	6,646,641
Amgen, Inc.	35,975	5,053,049
Baxter International, Inc.	73,108	5,246,961
Celgene Corporation (a)	80,000	7,582,400
Express Scripts Holding Company (a)	81,126	5,729,929
Johnson & Johnson	54,138	5,770,569

16

DAVENPORT CORE FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 94.3% (Continued)	Shares	Value
Health Care — 15.2% (Continued)
Valeant Pharmaceuticals International, Inc. (a)	32,823	$4,306,378
WellPoint, Inc.	40,341	4,825,590
		45,161,517
Industrials — 9.1%
American Airlines Group, Inc.	103,060	3,656,569
Cummins, Inc.	26,524	3,500,638
Danaher Corporation	92,577	7,034,000
General Electric Company	144,275	3,696,325
Parker Hannifin Corporation	37,945	4,331,422
United Technologies Corporation	45,484	4,803,110
		27,022,064
Information Technology — 13.5%
Accenture plc - Class A	80,761	6,567,485
Activision Blizzard, Inc.	203,288	4,226,357
Apple, Inc.	51,590	5,197,692
Automatic Data Processing, Inc.	53,420	4,438,134
Cisco Systems, Inc.	173,988	4,379,278
Google, Inc. - Class A (a)	6,370	3,748,172
Google, Inc. - Class C (a)	6,370	3,677,783
QUALCOMM, Inc.	52,860	3,952,342
Visa, Inc. - Class A	19,269	4,111,427
		40,298,670
Materials — 4.8%
Alcoa, Inc.	344,698	5,546,191
Monsanto Company	34,491	3,880,582
Praxair, Inc.	38,078	4,912,062
		14,338,835

Total Common Stocks (Cost $199,867,149)		$280,646,892

17

DAVENPORT CORE FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 1.9%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.00% (b) (Cost $5,771,006)	5,771,006	$5,771,006

Total Investments at Value — 96.2% (Cost $205,638,155)		$286,417,898

Other Assets in Excess of Liabilities — 3.8%		11,220,535

Net Assets — 100.0%		$297,638,433

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2014.

See accompanying notes to financial statements.

18

DAVENPORT VALUE & INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2014 (Unaudited)

COMMON STOCKS — 90.8%	Shares	Value
Consumer Discretionary — 6.1%
H&R Block, Inc.	162,955	$5,053,235
Lamar Advertising Company - Class A	98,770	4,864,422
McDonald's Corporation	56,295	5,337,329
Penn National Gaming, Inc. (a)	105,725	1,185,177
Six Flags Entertainment Corporation	127,450	4,383,006
		20,823,169
Consumer Staples — 14.1%
Altria Group, Inc.	112,181	5,153,595
Anheuser-Busch InBev SA/NV - ADR	51,995	5,763,646
Archer-Daniels-Midland Company	202,055	10,325,010
Coca-Cola Company (The)	134,650	5,744,169
Diageo plc - ADR	33,035	3,812,239
PepsiCo, Inc.	70,810	6,591,703
Philip Morris International, Inc.	55,885	4,660,809
Wal-Mart Stores, Inc.	76,732	5,867,696
		47,918,867
Energy — 8.7%
Chevron Corporation	50,211	5,991,177
Exxon Mobil Corporation	63,430	5,965,591
Kinder Morgan, Inc.	212,860	8,161,052
Marathon Petroleum Corporation	57,550	4,872,759
Occidental Petroleum Corporation	46,640	4,484,436
		29,475,015
Financials — 28.3%
Aflac, Inc.	106,095	6,180,034
Capital One Financial Corporation	102,445	8,361,561
Citigroup, Inc.	138,705	7,187,693
Equity Lifestyle Properties, Inc.	171,555	7,267,070
FNF Group	207,405	5,753,415
Gaming and Leisure Properties, Inc.	141,119	4,360,577
Hartford Financial Services Group, Inc. (The)	223,875	8,339,344
JPMorgan Chase & Company	109,505	6,596,581
Markel Corporation (a)	14,356	9,132,569
Sun Communities, Inc.	169,203	8,544,751
W.P. Carey, Inc.	163,279	10,412,302
Waddell & Reed Financial, Inc. - Class A	94,125	4,865,321
Wells Fargo & Company	184,450	9,567,422
		96,568,640
Health Care — 8.3%
Johnson & Johnson	89,630	9,553,662
Merck & Company, Inc.	100,985	5,986,391
Teva Pharmaceutical Industries Ltd. - ADR	134,810	7,246,037

19

DAVENPORT VALUE & INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 90.8%(Continued)	Shares	Value
Health Care — 8.3% (Continued)
WellPoint, Inc.	47,150	$5,640,083
		28,426,173
Industrials — 10.4%
3M Company	44,610	6,320,345
Eaton Corporation plc	92,227	5,844,425
General Electric Company	315,695	8,088,106
Illinois Tool Works, Inc.	59,535	5,025,944
Raytheon Company	51,586	5,242,169
Watsco, Inc.	58,565	5,047,132
		35,568,121
Information Technology — 5.1%
Automatic Data Processing, Inc.	82,980	6,893,978
Cisco Systems, Inc.	204,325	5,142,860
Hewlett-Packard Company	151,195	5,362,887
		17,399,725
Materials — 5.1%
E.I. du Pont de Nemours and Company	80,790	5,797,491
Eastman Chemical Company	76,800	6,212,352
Nucor Corporation	98,230	5,331,924
		17,341,767
Telecommunication Services — 3.3%
TELUS Corporation	131,970	4,510,735
Verizon Communications, Inc.	134,080	6,702,659
		11,213,394
Utilities — 1.4%
Dominion Resources, Inc.	67,245	4,645,957

Total Common Stocks (Cost $258,845,348)		$309,380,828

EXCHANGE-TRADED FUNDS — 4.5%	Shares	Value
db X-trackers Harvest CSI 300 China A-Shares ETF (a)	270,920	$6,981,609
SPDR EURO STOXX 50 ETF	209,270	8,308,019
Total Exchange-Traded Funds (Cost $13,526,593)		$15,289,628

20

DAVENPORT VALUE & INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 2.9%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.00% (b) (Cost $9,987,192)	9,987,192	$9,987,192

Total Investments at Value — 98.2% (Cost $282,359,133)		$334,657,648

Other Assets in Excess of Liabilities — 1.8%		6,181,725

Net Assets — 100.0%		$340,839,373

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2014.

See accompanying notes to financial statements.

21

DAVENPORT EQUITY OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2014 (Unaudited)

COMMON STOCKS — 90.0%	Shares	Value
Consumer Discretionary — 26.1%
Amazon.com, Inc. (a)	17,825	$5,747,493
Cabela's, Inc. (a)	126,620	7,457,918
CarMax, Inc. (a)	207,870	9,655,561
Discovery Communications, Inc. - Class A (a)	84,070	3,177,846
Discovery Communications, Inc. - Class C (a)	84,070	3,134,130
Hanesbrands, Inc.	52,270	5,615,889
Krispy Kreme Doughnuts, Inc. (a)	319,475	5,482,191
Penn National Gaming, Inc. (a)	1,031,809	11,566,579
		51,837,607
Consumer Staples — 6.5%
Church & Dwight Company, Inc.	87,965	6,171,624
J.M. Smucker Company (The)	67,190	6,651,138
		12,822,762
Energy — 1.9%
Ultra Petroleum Corporation (a)	160,339	3,729,485

Financials — 34.0%
American Tower Corporation	98,350	9,208,510
Brookfield Asset Management, Inc. - Class A	228,190	10,259,422
Capital One Financial Corporation	107,046	8,737,095
Fairfax Financial Holdings Ltd.	8,618	3,845,429
FNF Group	116,665	3,236,287
Gaming and Leisure Properties, Inc.	307,004	9,486,424
Markel Corporation (a)	17,595	11,193,059
Portfolio Recovery Associates, Inc. (a)	93,855	4,902,047
Sun Communities, Inc.	130,642	6,597,421
		67,465,694
Health Care — 2.0%
Henry Schein, Inc. (a)	34,965	4,072,374

Industrials — 10.5%
American Airlines Group, Inc.	162,995	5,783,063
Colfax Corporation (a)	119,195	6,790,539
Pall Corporation	62,295	5,214,091
Watsco, Inc.	35,045	3,020,178
		20,807,871
Information Technology — 3.2%
Intuit, Inc.	72,870	6,387,056

Materials — 3.2%
Alcoa, Inc.	396,080	6,372,927

22

DAVENPORT EQUITY OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 90.0% (Continued)	Shares	Value
Utilities — 2.6%
NRG Energy, Inc.	169,825	$5,176,266

Total Common Stocks (Cost $159,296,809)		$178,672,042

CLOSED-END FUNDS — 3.2%	Shares	Value
Morgan Stanley China A Share Fund, Inc. (Cost $6,200,802)	264,855	$6,435,976

MONEY MARKET FUNDS — 2.9%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.00% (b) (Cost $5,691,794)	5,691,794	$5,691,794

Total Investments at Value — 96.1% (Cost $171,189,405)		$190,799,812

Other Assets in Excess of Liabilities — 3.9%		7,666,335

Net Assets — 100.0%		$198,466,147

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2014.

See accompanying notes to financial statements.

23

THE DAVENPORT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2014 (Unaudited)

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
ASSETS
Investments in securities:
At acquisition cost	$205,638,155	$282,359,133	$171,189,405
At market value (Note 2)	$286,417,898	$334,657,648	$190,799,812
Cash	7,999,487	4,969,476	6,964,398
Dividends receivable	170,489	1,044,405	323,814
Receivable for securities sold	3,274,931	—	—
Receivable for capital shares sold	160,724	660,152	766,753
Other assets	29,549	31,110	24,198
TOTAL ASSETS	298,053,078	341,362,791	198,878,975

LIABILITIES
Payable for capital shares redeemed	169,510	258,887	250,698
Accrued investment advisory fees (Note 4)	208,457	218,391	135,658
Payable to administrator (Note 4)	32,550	35,950	24,050
Other accrued expenses and liabilities	4,128	10,190	2,422
TOTAL LIABILITIES	414,645	523,418	412,828

NET ASSETS	$297,638,433	$340,839,373	$198,466,147

Net assets consist of:
Paid-in capital	$208,513,833	$282,302,656	$169,590,338
Accumulated net investment income	31,709	321,083	405,018
Accumulated net realized gains from security transactions	8,313,148	5,917,119	8,860,384
Net unrealized appreciation on investments	80,779,743	52,298,515	19,610,407
Net assets	$297,638,433	$340,839,373	$198,466,147

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	15,714,744	23,232,888	13,210,603

Net asset value, offering price and redemption price per share (Note 2)	$18.94	$14.67	$15.02

See accompanying notes to financial statements.

24

THE DAVENPORT FUNDS
STATEMENTS OF OPERATIONS
Six Months Ended September 30, 2014 (Unaudited)

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
INVESTMENT INCOME
Dividends	$2,233,917	$4,644,635	$1,340,264
Foreign withholding taxes on dividends	(76,985)	(49,655)	(10,656)
TOTAL INVESTMENT INCOME	2,156,932	4,594,980	1,329,608

EXPENSES
Investment advisory fees (Note 4)	1,107,239	1,228,767	713,820
Administration fees (Note 4)	180,689	197,112	128,904
Registration and filing fees	17,847	23,286	20,351
Postage and supplies	15,276	15,781	17,151
Professional fees	15,440	15,682	11,953
Compliance service fees (Note 4)	14,190	15,442	10,292
Custodian and bank service fees	11,452	14,158	8,338
Printing of shareholder reports	6,078	6,468	5,428
Insurance expense	5,701	6,111	3,664
Trustees' fees and expenses (Note 4)	3,242	3,242	3,242
Other expenses	1,211	1,320	1,079
TOTAL EXPENSES	1,378,365	1,527,369	924,222

NET INVESTMENT INCOME	778,567	3,067,611	405,386

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	8,334,164	5,918,906	8,860,961
Net change in unrealized appreciation/depreciation on investments	365,693	1,101,725	(8,610,428)

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	8,699,857	7,020,631	250,533

NET INCREASE IN NET ASSETS FROM OPERATIONS	$9,478,424	$10,088,242	$655,919

See accompanying notes to financial statements.

25

DAVENPORT CORE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014
FROM OPERATIONS
Net investment income	$778,567	$1,587,651
Net realized gains from security transactions	8,334,164	24,247,628
Net change in unrealized appreciation/depreciation on investments	365,693	21,071,593
Net increase in net assets from operations	9,478,424	46,906,872

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(773,860)	(1,572,542)
From net realized gains from security transactions	(14,094,415)	(11,297,772)
Decrease in net assets from distributions to shareholders	(14,868,275)	(12,870,314)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	19,560,680	44,315,591
Net asset value of shares issued in reinvestment of distributions to shareholders	14,382,586	12,476,055
Payments for shares redeemed	(12,146,200)	(20,495,991)
Net increase in net assets from capital share transactions	21,797,066	36,295,655

TOTAL INCREASE IN NET ASSETS	16,407,215	70,332,213

NET ASSETS
Beginning of period	281,231,218	210,899,005
End of period	$297,638,433	$281,231,218

ACCUMULATED NET INVESTMENT INCOME	$31,709	$27,002

CAPITAL SHARE ACTIVITY
Shares sold	1,010,339	2,414,969
Shares reinvested	762,394	681,244
Shares redeemed	(631,487)	(1,117,243)
Net increase in shares outstanding	1,141,246	1,978,970
Shares outstanding at beginning of period	14,573,498	12,594,528
Shares outstanding at end of period	15,714,744	14,573,498

See accompanying notes to financial statements.

26

DAVENPORT VALUE & INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014
FROM OPERATIONS
Net investment income	$3,067,611	$5,531,182
Net realized gains from security transactions	5,918,906	14,211,440
Net change in unrealized appreciation/depreciation on investments	1,101,725	22,127,758
Net increase in net assets from operations	10,088,242	41,870,380

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,003,238)	(5,277,593)
From net realized gains from security transactions	(8,286,615)	(9,157,892)
Decrease in net assets from distributions to shareholders	(11,289,853)	(14,435,485)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	39,437,719	87,997,225
Net asset value of shares issued in reinvestment of distributions to shareholders	10,387,750	13,263,859
Payments for shares redeemed	(12,072,093)	(21,298,242)
Net increase in net assets from capital share transactions	37,753,376	79,962,842

TOTAL INCREASE IN NET ASSETS	36,551,765	107,397,737

NET ASSETS
Beginning of period	304,287,608	196,889,871
End of period	$340,839,373	$304,287,608

ACCUMULATED NET INVESTMENT INCOME	$321,083	$256,710

CAPITAL SHARE ACTIVITY
Shares sold	2,654,970	6,314,504
Shares reinvested	703,022	959,324
Shares redeemed	(813,284)	(1,522,285)
Net increase in shares outstanding	2,544,708	5,751,543
Shares outstanding at beginning of period	20,688,180	14,936,637
Shares outstanding at end of period	23,232,888	20,688,180

See accompanying notes to financial statements.

27

DAVENPORT EQUITY OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014
FROM OPERATIONS
Net investment income	$405,386	$2,650,696
Net realized gains from security transactions	8,860,961	14,022,701
Net change in unrealized appreciation/depreciation on investments	(8,610,428)	10,046,548
Net increase in net assets from operations	655,919	26,719,945

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,452,135)	(224,384)
From net realized gains from security transactions	(8,921,254)	(7,464,989)
Decrease in net assets from distributions to shareholders	(11,373,389)	(7,689,373)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	32,260,703	54,980,702
Net asset value of shares issued in reinvestment of distributions to shareholders	10,969,996	7,445,644
Payments for shares redeemed	(8,536,141)	(9,646,854)
Net increase in net assets from capital share transactions	34,694,558	52,779,492

TOTAL INCREASE IN NET ASSETS	23,977,088	71,810,064

NET ASSETS
Beginning of period	174,489,059	102,678,995
End of period	$198,466,147	$174,489,059

ACCUMULATED NET INVESTMENT INCOME	$405,018	$2,451,767

CAPITAL SHARE ACTIVITY
Shares sold	2,065,031	3,699,725
Shares reinvested	719,344	510,464
Shares redeemed	(541,677)	(651,385)
Net increase in shares outstanding	2,242,698	3,558,804
Shares outstanding at beginning of period	10,967,905	7,409,101
Shares outstanding at end of period	13,210,603	10,967,905

See accompanying notes to financial statements.

28

DAVENPORT CORE FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended Sept. 30, 2014		Years Ended March 31,
	(Unaudited)		2014	2013	2012	2011	2010
Net asset value at beginning of period	$19.30		$16.75	$15.00	$13.73	$12.05	$8.36

Income from investment operations:
Net investment income	0.05		0.12	0.11	0.09	0.07	0.08
Net realized and unrealized gains on investments	0.58		3.39	1.75	1.27	1.68	3.69
Total from investment operations	0.63		3.51	1.86	1.36	1.75	3.77

Less distributions:
Dividends from net investment income	(0.05)		(0.12)	(0.11)	(0.09)	(0.07)	(0.08)
Distributions from net realized gains	(0.94)		(0.84)	—	—	—	—
Total distributions	(0.99)		(0.96)	(0.11)	(0.09)	(0.07)	(0.08)

Net asset value at end of period	$18.94		$19.30	$16.75	$15.00	$13.73	$12.05

Total return (a)	3.31	%(b)	21.32%	12.47%	9.99%	14.61%	45.20%

Net assets at end of period (000's)	$297,638		$281,231	$210,899	$174,898	$159,894	$132,662

Ratio of total expenses to average net assets	0.93	%(c)	0.94%	0.95%	0.96%	0.99%	1.00%

Ratio of net investment income to average net assets	0.53	%(c)	0.64%	0.71%	0.66%	0.58%	0.75%

Portfolio turnover rate	16	%(b)	29%	26%	19%	34%	25%

(a)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

See accompanying notes to financial statements.

29

DAVENPORT VALUE & INCOME FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended Sept. 30, 2014 (Unaudited)		Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011 (a)
Net asset value at beginning of period	$14.71		$13.18	$11.51	$10.50	$10.00

Income from investment operations:
Net investment income	0.14		0.30	0.28	0.23	0.04
Net realized and unrealized gains on investments	0.35		2.04	1.81	1.02	0.49
Total from investment operations	0.49		2.34	2.09	1.25	0.53

Less distributions:
Dividends from net investment income	(0.14)		(0.29)	(0.27)	(0.23)	(0.03)
Distributions from net realized gains	(0.39)		(0.52)	(0.15)	(0.01)	—
Total distributions	(0.53)		(0.81)	(0.42)	(0.24)	(0.03)

Net asset value at end of period	$14.67		$14.71	$13.18	$11.51	$10.50

Total return (b)	3.25	%(c)	18.25%	18.69%	12.23%	5.35	%(c)

Net assets at end of period (000's)	$340,839		$304,288	$196,890	$98,757	$48,831

Ratio of total expenses to average net assets	0.93	%(d)	0.94%	0.96%	1.04%	1.25	%(d)

Ratio of net investment income to average net assets	1.85	%(d)	2.22%	2.37%	2.30%	1.99	%(d)

Portfolio turnover rate	11	%(c)	32%	29%	27%	10	%(c)

(a)	Represents the period from commencement of operations (December 31, 2010) through March 31, 2011.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes to financial statements.

30

DAVENPORT EQUITY OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended Sept. 30, 2014 (Unaudited)		Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011 (a)
Net asset value at beginning of period	$15.91		$13.86	$11.96	$10.72	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02		0.24	0.03	(0.02)	(0.01)
Net realized and unrealized gains on investments	0.07		2.65	2.17	1.30	0.73
Total from investment operations	0.09		2.89	2.20	1.28	0.72

Less distributions:
Dividends from net investment income	(0.21)		(0.02)	(0.02)	—	—
Distributions from net realized gains	(0.77)		(0.82)	(0.28)	(0.04)	—
Total distributions	(0.98)		(0.84)	(0.30)	(0.04)	—

Net asset value at end of period	$15.02		$15.91	$13.86	$11.96	$10.72

Total return (b)	0.52	%(c)	21.57%	18.77%	12.00%	7.20	%(c)

Net assets at end of period (000's)	$198,466		$174,489	$102,679	$59,135	$34,375

Ratio of total expenses to average net assets	0.97	%(d)	0.97%	1.01%	1.10%	1.25	%(d)

Ratio of net investment income (loss) to average net assets	0.40	%(d)	1.96%	0.23%	(0.22%)	(0.40%	)(d)

Portfolio turnover rate	19	%(c)	49%	41%	35%	6	%(c)

(a)	Represents the period from commencement of operations (December 31, 2010) through March 31, 2011.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes to financial statements.

31

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2014 (Unaudited)

1. Organization

Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund (individually, a "Fund," and, collectively, the "Funds") are each a no-load series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not incorporated in this report. Davenport Core Fund began operations on January 15, 1998. Davenport Value & Income Fund and Davenport Equity Opportunities Fund each began operations on December 31, 2010.

Davenport Core Fund's investment objective is long term growth of capital.

Davenport Value & Income Fund's investment objective is to achieve long term growth while generating current income through dividend payments on portfolio securities.

Davenport Equity Opportunities Fund's investment objective is long term capital appreciation.

Davenport Core Fund and Davenport Value & Income Fund are each classified as a diversified fund. Davenport Equity Opportunities Fund is classified as a non-diversified fund.

2. Significant Accounting Policies

The following is a summary of the Funds' significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Securities valuation — The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.

Fixed income securities are valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities.

When market quotations are not readily available, if a pricing service cannot provide a price or the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include,

32

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs

•  Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds' investments as of September 30, 2014 by security type:

Davenport Core Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$280,646,892	$—	$—	$280,646,892
Money Market Funds	5,771,006	—	—	5,771,006
Total	$286,417,898	$—	$—	$286,417,898

Davenport Value & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$309,380,828	$—	$—	$309,380,828
Exchange-Traded Funds	15,289,628	—	—	15,289,628
Money Market Funds	9,987,192	—	—	9,987,192
Total	$334,657,648	$—	$—	$334,657,648

Davenport Equity Opportunities Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$178,672,042	$—	$—	$178,672,042
Closed-End Funds	6,435,976	—	—	6,435,976
Money Market Funds	5,691,794	—	—	5,691,794
Total	$190,799,812	$—	$—	$190,799,812

33

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to each Fund's Schedule of Investments for a listing of the securities by sector type. As of September 30, 2014, the Funds did not have any transfers in and out of any Level. There were no Level 2 or Level 3 securities or derivative instruments held by the Funds as of September 30, 2014. It is the Funds' policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of Davenport Core Fund and Davenport Value & Income Fund; and declared and paid annually to shareholders of Davenport Equity Opportunities Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the periods ended September 30, 2014 and March 31, 2014 is as follows:

	Periods Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Davenport Core Fund	9/30/14	$1,880,830	$12,987,445	$14,868,275
	3/31/14	$1,949,919	$10,920,395	$12,870,314
Davenport Value & Income Fund	9/30/14	$3,457,152	$7,832,701	$11,289,853
	3/31/14	$7,813,611	$6,621,874	$14,435,485
Davenport Equity Opportunities Fund	9/30/14	$6,946,179	$4,427,210	$11,373,389
	3/31/14	$1,238,779	$6,450,594	$7,689,373

34

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the "Code"). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2014:

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
Cost of portfolio investments	$205,650,633	$282,382,149	$171,190,080
Gross unrealized appreciation	$82,410,025	$55,774,072	$26,844,313
Gross unrealized depreciation	(1,642,760)	(3,498,573)	(7,234,581)
Net unrealized appreciation	80,767,265	52,275,499	19,609,732
Undistributed ordinary income	31,709	343,891	405,018
Other gains	8,325,626	5,917,327	8,861,059
Accumulated earnings	$89,124,600	$58,536,717	$28,875,809

The difference between the federal income tax cost and the financial statement cost of the Funds' portfolio investments is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales and adjustments to basis on publicly traded partnerships.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for the current and all applicable open tax years (tax years ended March 31, 2011 through March 31, 2014) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

35

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

During the six months ended September 30, 2014, the cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. Government securities, totaled $47,507,574 and $43,660,980, respectively, for Davenport Core Fund; $63,707,404 and $35,501,447, respectively, for Davenport Value & Income Fund; and $56,328,411 and $33,909,039, respectively, for Davenport Equity Opportunities Fund.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS
Each Fund's investments are managed by Davenport & Company LLC (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% on its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

OTHER SERVICE PROVIDERS
Ultimus Fund Solutions, LLC ("Ultimus") provides fund administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the "Distributor"), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES
Trustees and officers affiliated with an investment adviser to the Trust or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $12,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chairman); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Prior to July 1, 2014, the annual retainer was $10,000.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund's net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market

36

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund's portfolio would be adversely affected. As of September 30, 2014, Davenport Value & Income Fund had 28.3% of the value of its net assets invested in stocks within the Financials sector and Davenport Equity Opportunities Fund had 26.1% and 34.0% of the value of its net assets invested in stocks within the Consumer Discretionary sector and Financials sector, respectively.

6. Contingencies and Commitments

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

37

THE DAVENPORT FUNDS
YOUR FUNDS' EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund's gross income, directly reduce the investment return of the Funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2014 through September 30, 2014).

The table below illustrates each Fund's ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

Hypothetical 5% return – This section is intended to help you compare each Fund's ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission ("SEC") requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

38

THE DAVENPORT FUNDS
YOUR FUNDS' EXPENSES (Unaudited) (Continued)

Davenport Core Fund	Beginning Account Value April 1, 2014	Ending Account Value Sept. 30, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,033.10	$4.74
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.41	$4.71

*
Expenses are equal to Davenport Core Fund's annualized expense ratio of 0.93% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Davenport Value & Income Fund	Beginning Account Value April 1, 2014	Ending Account Value Sept. 30, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,032.50	$4.74
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.41	$4.71

*
Expenses are equal to Davenport Value & Income Fund's annualized expense ratio of 0.93% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Davenport Equity Opportunities Fund	Beginning Account Value April 1, 2014	Ending Account Value Sept. 30, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,005.20	$4.88
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.21	$4.91

*
Expenses are equal to Davenport Equity Opportunities Fund's annualized expense ratio of 0.97% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

39

THE DAVENPORT FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete listing of portfolio holdings for the Funds is updated daily and can be reviewed at the Funds' website at http://www.investdavenport.com.

40

PRIVACY NOTICE

FACTS	WHAT DO THE DAVENPORT FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪    Social Security number
▪    Assets
▪    Retirement Assets
▪    Transaction History
▪    Checking Account Information
▪    Purchase History
▪    Account Balances
▪    Account Transactions
▪    Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons The Davenport Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Davenport Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-800-281-3217
41

Who we are
Who is providing this notice?	Williamsburg Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How do The Davenport Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Davenport Funds collect my personal information?
We collect your personal information, for example, when you

▪        Provide account information
▪        Give us your contact information
▪        Make deposits or withdrawals from your account
▪        Make a wire transfer
▪        Tell us where to send the money
▪        Tell us who receives the money
▪        Show your government-issued ID
▪        Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?
Federal law gives you the right to limit only

▪        Sharing for affiliates' everyday business purposes – information about your creditworthiness
▪        Affiliates from using your information to market to you
▪        Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.

▪        Davenport & Company LLC, the investment adviser to The Davenport Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Davenport Funds do not share with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Davenport Funds don't jointly market.

42

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THE DAVENPORT FUNDS

Investment Adviser
Davenport & Company LLC
One James Center
901 East Cary Street
 Richmond, Virginia 23219-4037

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
 1-800-281-3217

Custodian
US Bank NA
425 Walnut Street
 Cincinnati, Ohio 45202

Independent Registered Public
Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
 Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
 Boston, Massachusetts 02109

Board of Trustees
Robert S. Harris, Ph.D., Chairman
John P. Ackerly, IV
John T. Bruce
J. Finley Lee, Jr., Ph.D.
Harris V. Morrissette
 Elizabeth W. Robertson

Officers
John P. Ackerly, IV, President
 George L. Smith, III, Vice President

Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, VA 23219

Member: NYSE • SIPC

Toll Free: (800) 846-6666
www.investdavenport.com

Semi-Annual Report September 30, 2014 (Unaudited) No-Load Funds

Letter to Shareholders	November 6, 2014

We are pleased to report on the Flippin, Bruce & Porter Funds and their investments for the semi-annual period ended September 30, 2014 and to provide some additional information since we last communicated with you.

Economic and Market Update

Investment returns were positive across this reporting period but most of the gains were achieved by mid July, when domestic stock market indexes achieved record high levels, global bond markets rallied, and international equity markets strengthened. The unusually strong environment for the markets was fueled by a continuing commitment by central bankers around the world to keep interest rates low, which reinforced the belief that global economic growth would be improving. Investor expectations began to change during the summer, initially driven by heightened awareness that increasingly worrisome geopolitical issues were brewing. The rising threat posed by Islamic extremists in Iraq and Syria and the ongoing conflict between Russia and the Ukraine were the two most obvious factors contributing to the climate of fear that emerged then. Slowing growth worldwide, particularly in China and Europe, became potentially an even more significant risk factor for the domestic economy. The result of these concerns was increasing stock market volatility and a sluggish return environment to end the period.

Despite these risks, domestic GDP numbers as reported during the last two quarters were generally positive and were consistent with continued economic growth of between 2.5% and 3%. Other measures such as new home sales, existing home prices and unemployment claims also pointed to economic strength. As we expected, the weakness in GDP reported early in 2014 has proven to be a temporary, weather related anomaly. While GDP numbers under 3% are not cause for celebration, the slow and steady nature of the expansion could indicate that it may be extended and last longer than a normal expansion. European economies, on the other hand, have shown signs of slowing. This divergence has led to different actions from central bankers. In the E.U., bankers continued to provide stimulus by lowering key rates while the U.S. Federal Reserve (the "Fed") maintained its planned phase-out of quantitative easing. The Fed did, however, imply that the timing of expected interest rate increases in 2015 will be dependent on economic reports between now and then, leaving the door open for rates to remain lower for longer if conditions warrant.

Equity markets have continued to display added volatility since September 30, and markets have recovered from a modest correction. Earnings season is upon us and companies generally have reported reasonable growth in earnings and, just as importantly, have guided for modest increases in 2015. Stock market valuations still appear reasonable even though they are above recent levels, and both of our Fund's equities trade at a discount to the market. Alternative investment choices, namely bonds and cash, continue to offer limited appeal. U.S. companies with significant international revenues will face some headwinds due to the dollar's strength and weaker global growth, however, long term we expect the growth in earnings to continue. Recent stimulative measures announced by Japan and expected additional measures by the European Central Bank should improve international growth prospects. Also, improving consumer confidence and lower energy prices should be a net positive. Therefore, we continue to have a positive outlook for the equity markets for longer time horizons.

1

FBP Equity & Dividend Plus Fund Review

FBP Equity & Dividend Plus Fund returned 4.50% for the semi-annual period ended September 30, 2014. The S&P 500 Index (the "Index"), a broad measure of stock returns was up 6.42%. More aggressive growth and momentum stocks were in vogue this period, continuing a trend from last year. The best performing sectors for the Fund were Information Technology, Consumer Discretionary and Telecommunication Services. Intel, Apple and Best Buy showed nice gains as did CenturyLink, which was a new addition last period. Materials stocks were negatively affected by declining commodity prices. And the early fears of declining oil prices began to affect oil related stocks, causing Transocean to be the Fund's weakest performer. Emerson Electric and most Industrials lagged the market as concerns began to emerge about the strength of the global economy. Even though all of our Health Care stocks generated positive total returns during the quarter, the Fund's holdings lagged the S&P sector as growth oriented biotech's were strong.

We initiated new positions in IBM, First Niagara and MetLife during the period and eliminated several others. IBM, one of the largest and most well-respected companies in the world, is working to successfully adapt to market changes and should be well positioned in services, cloud computing and intelligence. We anticipate rising dividends over time from this technology stalwart. First Niagara Financial Group is a regional bank holding company based in Buffalo, NY. The company has plans to ramp up capital spending on technology to enhance its customer offerings and to improve its operating efficiency. The downside is that the current earnings outlook for the company is dampened. We believe the short term earnings issue provides an opportunity for long term investors to enter the stock. The 3.8% dividend yield gives us strong cash returns while we wait for earnings to normalize. MetLife, one of the largest life insurers in the country, was also purchased. Its acquisition of AIG's Asian business proved to be a nice strategic move that adds scale and diversification to its strong domestic group life business. The recent decision by the Fed to include the company on its list of systemically important financial institutions was a modest negative since it will involve added regulatory scrutiny and expense. The stock price decline following the news provided an opportunity for us to acquire the stock at what we consider to be attractive levels. Bank of New York Mellon, 3M and Sonoco were successful investments for the Fund that were eliminated as their stock prices reached our targets. Additionally, their dividend yields were no longer as attractive.

FBP Appreciation & Income Opportunities Fund Review

FBP Appreciation & Income Opportunities Fund returned 2.73% for the semi-annual period ended September 30, 2014. The S&P 500 Index returned 6.42% and the Barclays U.S. Government/Credit Index returned 2.10% over the same period. Just as with our Equity & Dividend Plus Fund, the best performing sectors for the Fund were Information Technology, Consumer Discretionary and Telecommunication Services. In addition to Intel, Best Buy and CenturyLink, FedEx and Archer-Daniels also produced nice gains. Materials stocks were negatively affected by declining commodity prices. And the early fears of declining oil prices began to affect oil related stocks, causing Transocean and Peabody Energy to generate weak returns. In the midst of a turnaround, Avon Products continues to disappoint. The Fund's Health Care holdings lagged the S&P sector as growth oriented biotech's were strong. The asset allocation of the Fund continues to have a very positive effect on performance since equities continue to outperform fixed investments. The Fund was 76.9% equity, 5.2% fixed income and 17.9% cash at period end. In hindsight, we should have had more of the Fund's cash invested in fixed income assets. Interest rates have stayed much lower, much longer than we anticipated. However, with the Fed now closer to reversing course and letting interest rates normalize, we plan to be patient and wait for attractive opportunities.

2

We added a new position in Peabody Energy, a global leader in mining and one of the largest coal producers in the world. It is a low cost producer both domestically and globally, with resources in the Permian River Basin and the Illinois Basin, as well as in Queensland and New South Wales in Australia. These assets provide exposure domestically and to markets like India and China that have a growing need for coal in their rapidly modernizing economies.

Lockheed Martin, a very successful investment for the Fund, was eliminated during the quarter. Lockheed was originally purchased during a period when investors were very negative about the defense industry due to concerns over future spending cuts. While deep cuts did happen, fears proved to be worse than reality, management did an excellent job managing through the industry change and the stock now reflects a market multiple of 16 times earnings, approximately twice the multiple when purchased.

We want to thank you for your continued support and investment in the Flippin, Bruce & Porter Funds. Please visit our website at www.fbpfunds.com for information on your Funds and the investment philosophy and process we utilize to achieve their investment objectives.

John T. Bruce, CFA
President - Portfolio Manager
 November 4, 2014

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Updated performance information, current through the most recent month-end, is available by contacting the Funds at 1-866-738-1127.

This report is submitted for the general information of the shareholders of the Funds. It reflects our views, opinions and portfolio holdings as of September 30, 2014, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.fbpfunds.com or call the Funds at 1-866-738-1127. This report is not authorized for distribution to prospective investors in the Funds unless accompanied by a current prospectus.

3

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(Unaudited)

Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500® Index, an unmanaged index of 500 large common stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

FBP Equity & Dividend Plus Fund

Comparison of the Change in Value of a $10,000 Investment in FBP Equity & Dividend Plus
Fund, the Standard & Poor's 500® Index and the Consumer Price Index

4

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(Unaudited) (Continued)

FBP Appreciation & Income Opportunities Fund

Comparison of the Change in Value of a $10,000 Investment in FBP Appreciation & Income
Opportunities Fund, the Standard & Poor's 500® Index and the Consumer Price Index

Average Annual Total Returns(a) (for periods ended September 30, 2014)
	1 Year	5 Years	10 Years
FBP Equity & Dividend Plus Fund	13.52%	9.86%	4.21%
FBP Appreciation & Income Opportunities Fund	11.68%	9.46%	5.21%
Standard & Poor's 500® Index	19.73%	15.70%	8.11%
Consumer Price Index	1.69%	1.96%	2.38%

(a)
Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on the Funds' distributions or the redemption of Fund shares.

5

FBP EQUITY & DIVIDEND PLUS FUND
PORTFOLIO INFORMATION
September 30, 2014 (Unaudited)

General Information
Net Asset Value Per Share	$25.65
Total Net Assets (Millions)	$30.1
Current Expense Ratio	1.07%
Portfolio Turnover (not annualized)	8%
Fund Inception Date	7/30/1993

Stock Characteristics	FBP Equity & Dividend Plus Fund	S&P 500® Index
Number of Stocks	48	500
Weighted Avg Market Capitalization (Billions)	$124.1	$130.7
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	13.0	15.3
Price-to-Book Value	2.0	2.7

Asset Allocation (% of Net Assets)

Sector Diversification vs. the S&P 500® Index

Ten Largest Equity Holdings	% of Net Assets
JPMorgan Chase & Company	3.4%
ConocoPhillips	3.1%
Apple, Inc.	3.0%
Royal Dutch Shell plc - Class A - ADR	3.0%
PepsiCo, Inc.	2.7%
Cisco Systems, Inc.	2.7%
ConAgra Foods, Inc.	2.5%
Merck & Company, Inc.	2.5%
Chevron Corporation	2.5%
Best Buy Company, Inc.	2.5%

6

FBP APPRECIATION & INCOME OPPORTUNITIES FUND
PORTFOLIO INFORMATION
September 30, 2014 (Unaudited)

General Information
Net Asset Value Per Share	$18.95
Total Net Assets (Millions)	$40.0
Current Expense Ratio	1.00%
Portfolio Turnover (not annualized)	3%
Fund Inception Date	7/3/1989

Asset Allocation (% of Net Assets)

Common Stock Portfolio (76.9% of Net Assets)
Number of Stocks	56
Weighted Avg Market Capitalization (Billion)	$113.1
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	12.6
Price-to-Book Value	1.7

Ten Largest Equity Holdings	% of Net Assets
JPMorgan Chase & Company	3.1%
Bank of America Corporation	2.9%
MetLife, Inc.	2.7%
Johnson & Johnson	2.7%
Cisco Systems, Inc.	2.5%
ConocoPhillips	2.4%
Lincoln National Corporation	2.3%
E.I. du Pont de Nemours and Company	2.2%
Hewlett-Packard Company	2.1%
Apple, Inc.	2.1%

Five Largest Sectors	% of Net Assets
Financials	18.2%
Energy	12.1%
Information Technology	11.6%
Materials	8.6%
Health Care	6.8%

Fixed-Income Portfolio (5.2% of Net Assets)
Number of Fixed-Income Securities	4
Average Quality	BBB+
Average Weighted Maturity	1.0 yrs.
Average Effective Duration	0.7 yrs.

Sector Breakdown	% of Net Assets
Financials	3.2%
Industrials	1.3%
Municipal Bonds	0.7%

7

FBP EQUITY & DIVIDEND PLUS FUND
SCHEDULE OF INVESTMENTS
September 30, 2014 (Unaudited)

COMMON STOCKS — 87.0%	Shares	Value
Consumer Discretionary — 7.9%
Best Buy Company, Inc. (a)	22,000	$738,980
Kohl's Corporation (a)	9,000	549,270
Staples, Inc.	38,000	459,800
Target Corporation	9,900	620,532
		2,368,582
Consumer Staples — 10.7%
Coca-Cola Company (The)	16,000	682,560
ConAgra Foods, Inc. (a)	23,000	759,920
PepsiCo, Inc. (a)	8,800	819,192
Procter & Gamble Company (The)	8,500	711,790
Sysco Corporation	6,700	254,265
		3,227,727
Energy — 11.1%
Chevron Corporation	6,300	751,716
ConocoPhillips (a)	12,200	933,544
Occidental Petroleum Corporation	4,000	384,600
Royal Dutch Shell plc - Class A - ADR	12,000	913,560
Transocean Ltd.	10,900	348,473
		3,331,893
Financials — 12.6%
BB&T Corporation	10,000	372,100
First Niagara Financial Group, Inc.	53,000	441,490
HSBC Holdings plc - ADR	10,200	518,976
JPMorgan Chase & Company	17,000	1,024,080
Manulife Financial Corporation	20,000	385,000
MetLife, Inc.	5,500	295,460
People's United Financial, Inc.	33,400	483,298
Prudential Financial, Inc.	3,000	263,820
		3,784,224
Health Care — 5.4%
Johnson & Johnson	2,600	277,134
Merck & Company, Inc. (a)	12,800	758,784
Pfizer, Inc.	20,000	591,400
		1,627,318
Industrials — 8.8%
Avery Dennison Corporation	5,000	223,250
Emerson Electric Company	10,600	663,348
General Electric Company	27,000	691,740
Koninklijke Philips N.V.	14,482	459,224
R.R. Donnelley & Sons Company	36,400	599,144
		2,636,706

8

FBP EQUITY & DIVIDEND PLUS FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 87.0% (Continued)	Shares	Value
Information Technology — 15.8%
Apple, Inc. (a)	9,100	$916,825
Applied Materials, Inc. (a)	15,000	324,150
Cisco Systems, Inc.	32,000	805,440
Hewlett-Packard Company (a)	19,500	691,665
Intel Corporation (a)	16,000	557,120
International Business Machines Corporation	1,600	303,728
Microsoft Corporation	12,500	579,500
Western Union Company (The)	37,000	593,480
		4,771,908
Materials — 7.6%
E.I. du Pont de Nemours and Company (a)	5,000	358,800
Freeport-McMoRan Copper & Gold, Inc.	8,400	274,260
Nucor Corporation (a)	10,000	542,800
Potash Corporation of Saskatchewan, Inc.	12,600	435,456
Rio Tinto plc - ADR (a)	8,600	422,948
Sealed Air Corporation (a)	7,000	244,160
		2,278,424
Telecommunication Services — 3.3%
AT&T, Inc.	18,000	634,320
CenturyLink, Inc.	9,000	368,010
		1,002,330
Utilities — 3.8%
FirstEnergy Corporation	19,000	637,830
PPL Corporation	15,300	502,452
		1,140,282

Total Common Stocks (Cost $19,735,160)		$26,169,394

9

FBP EQUITY & DIVIDEND PLUS FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 13.6%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (b)	2,983,618	$2,983,618
First American Government Obligations Fund - Class Z, 0.01% (b)	1,119,115	1,119,115
Total Money Market Funds (Cost $4,102,733)		$4,102,733

Total Investments at Value — 100.6% (Cost $23,837,893)		$30,272,127

Liabilities in Excess of Other Assets — (0.6%)		(191,587)

Net Assets — 100.0%		$30,080,540

ADR - American Depositary Receipt.

(a)	Security covers a written call option.

(b)	The rate shown is the 7-day effective yield as of September 30, 2014.

See accompanying notes to financial statements.

10

FBP EQUITY & DIVIDEND PLUS FUND
SCHEDULE OF OPEN OPTION CONTRACTS
September 30, 2014 (Unaudited)

COVERED CALL OPTIONS	Option Contracts	Value of Options	Premiums Received
Apple, Inc.,
04/17/2015 at $105	30	$15,750	$16,633
Applied Materials, Inc.,
01/17/2015 at $25	150	4,500	15,444
Best Buy Company, Inc.,
12/20/2014 at $30	100	45,000	14,696
ConAgra Foods, Inc.,
12/20/2014 at $33	110	11,000	8,465
ConocoPhillips,
01/17/2015 at $82.5	58	5,336	9,451
E.I. du Pont de Nemours and Company,
01/17/2015 at $67.5	25	13,125	5,124
Hewlett-Packard Company,
01/17/2015 at $35	90	19,350	19,076
Intel Corporation,
01/17/2015 at $30	60	31,500	9,657
04/17/2015 at $37	100	14,500	12,696
Kohl's Corporation,
04/17/2015 at $62.5	30	9,600	7,559
Merck & Company, Inc.,
01/17/2015 at $60	45	8,955	8,998
Nucor Corporation,
04/17/2015 at $57.5	50	9,650	8,348
PepsiCo, Inc.,
01/17/2015 at $92.5	40	12,480	6,278
Rio Tinto plc - ADR,
01/17/2015 at $62.5	43	860	8,147
Sealed Air Corporation,
01/17/2015 at $35	70	13,300	10,287
		$214,906	$160,859

See accompanying notes to financial statements.

11

FBP APPRECIATION & INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2014 (Unaudited)

COMMON STOCKS — 76.9%	Shares	Value
Consumer Discretionary — 5.0%
Best Buy Company, Inc. (a)	20,000	$671,800
Kohl's Corporation (a)	9,500	579,785
Staples, Inc.	35,000	423,500
Target Corporation	5,000	313,400
		1,988,485
Consumer Staples — 4.4%
Archer-Daniels-Midland Company (a)	8,000	408,800
Avon Products, Inc.	24,000	302,400
CVS Caremark Corporation	3,800	302,442
PepsiCo, Inc. (a)	4,200	390,978
Wal-Mart Stores, Inc.	4,500	344,115
		1,748,735
Energy — 12.1%
Baker Hughes, Inc. (a)	9,000	585,540
Chevron Corporation	5,000	596,600
ConocoPhillips (a)	12,500	956,500
Devon Energy Corporation	12,000	818,160
Occidental Petroleum Corporation	4,200	403,830
Peabody Energy Corporation	26,000	321,880
Royal Dutch Shell plc - Class A - ADR	11,000	837,430
Transocean Ltd.	10,000	319,700
		4,839,640
Financials — 18.2%
Bank of America Corporation	69,000	1,176,450
Bank of New York Mellon Corporation (The)	13,500	522,855
Capital One Financial Corporation	4,000	326,480
Comerica, Inc.	7,000	349,020
First Niagara Financial Group, Inc.	35,000	291,550
JPMorgan Chase & Company	20,300	1,222,872
Lincoln National Corporation (a)	17,500	937,650
Manulife Financial Corporation	24,000	462,000
MetLife, Inc.	20,000	1,074,400
People's United Financial, Inc.	18,000	260,460
Travelers Companies, Inc. (The)	7,000	657,580
		7,281,317
Health Care — 6.8%
Johnson & Johnson	10,000	1,065,900
Merck & Company, Inc.	14,000	829,920
Pfizer, Inc.	28,000	827,960
		2,723,780

12

FBP APPRECIATION & INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 76.9% (Continued)	Shares	Value
Industrials — 5.9%
Allegion plc	1,582	$75,367
Avery Dennison Corporation	11,500	513,475
FedEx Corporation (a)	1,200	193,740
General Electric Company	17,000	435,540
Ingersoll-Rand plc	4,700	264,892
Koninklijke Philips N.V.	15,517	492,044
R.R. Donnelley & Sons Company	23,000	378,580
		2,353,638
Information Technology — 11.6%
Apple, Inc. (a)	8,400	846,300
Cisco Systems, Inc.	40,000	1,006,800
Hewlett-Packard Company (a)	24,000	851,280
Intel Corporation (a)	10,000	348,200
International Business Machines Corporation	1,300	246,779
Microsoft Corporation (a)	17,000	788,120
Western Union Company (The)	34,000	545,360
		4,632,839
Materials — 8.6%
E.I. du Pont de Nemours and Company (a)	12,000	861,120
Freeport-McMoRan Copper & Gold, Inc.	9,000	293,850
Mosaic Company (The)	6,000	266,460
Nucor Corporation (a)	8,000	434,240
Rio Tinto plc - ADR (a)	9,000	442,620
Sealed Air Corporation (a)	20,000	697,600
Sonoco Products Company	12,000	471,480
		3,467,370
Telecommunication Services — 2.1%
AT&T, Inc.	15,000	528,600
CenturyLink, Inc.	8,000	327,120
		855,720
Utilities — 2.2%
FirstEnergy Corporation	13,000	436,410
PPL Corporation	14,000	459,760
		896,170

Total Common Stocks (Cost $19,711,664)		$30,787,694

13

FBP APPRECIATION & INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 4.5%	Par Value	Value
Financials — 3.2%
Berkley (W.R.) Corporation, 5.60%, due 05/15/2015	$750,000	$771,400
Prudential Financial, Inc., 3.00%, due 05/12/2016	500,000	516,140
		1,287,540
Industrials — 1.3%
Equifax, Inc., 4.45%, due 12/01/2014	500,000	500,733

Total Corporate Bonds (Cost $1,755,423)		$1,788,273

MUNICIPAL BONDS — 0.7%	Par Value	Value
Wise Co., Virginia, Industrial Dev. Authority, Revenue, 1.70%, due 02/01/2017 (Cost $299,111)	$300,000	$299,559

MONEY MARKET FUNDS — 18.0%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (b)	3,961,234	$3,961,234
First American Government Obligations Fund - Class Z, 0.01% (b)	3,256,167	3,256,167
Total Money Market Funds (Cost $7,217,401)		$7,217,401

Total Investments at Value — 100.1% (Cost $28,983,599)		$40,092,927

Liabilities in Excess of Other Assets — (0.1%)		(48,353)

Net Assets — 100.0%		$40,044,574

ADR - American Depositary Receipt.

(a)	Security covers a written call option.

(b)	The rate shown is the 7-day effective yield as of September 30, 2014.

See accompanying notes to financial statements.

14

FBP APPRECIATION & INCOME OPPORTUNITIES FUND
SCHEDULE OF OPEN OPTION CONTRACTS
September 30, 2014 (Unaudited)

COVERED CALL OPTIONS	Option Contracts	Value of Options	Premiums Received
Apple, Inc.,
04/17/2015 at $110	28	$10,108	$11,814
Archer-Daniels-Midland Company,
01/17/2015 at $47	80	37,600	12,616
Baker Hughes, Inc.,
10/18/2014 at $65	40	7,520	16,550
Best Buy Company, Inc.,
12/20/2014 at $30	100	45,000	14,996
ConocoPhillips,
01/17/2015 at $82.5	25	2,300	4,074
E.I. du Pont de Nemours and Company,
01/17/2015 at $67.5	40	21,000	8,198
Fedex Corporation,
01/17/2015 at $155	6	6,510	2,982
Hewlett-Packard Company,
01/17/2015 at $35	80	17,200	17,387
Intel Corporation,
01/17/2015 at $30	30	15,750	4,829
04/17/2015 at $37	30	4,350	3,809
Kohl's Corporation,
04/17/2015 at $62.5	40	12,800	10,478
Lincoln National Corporation,
04/17/2015 at $57.5	30	7,260	8,159
04/17/2015 at $60	20	3,760	4,139
Microsoft Corporation,
04/17/2015 at $47	30	6,330	5,309
Nucor Corporation,
04/17/2015 at $57.5	40	7,720	7,198
PepsiCo, Inc.,
01/17/2015 at $92.5	10	3,120	1,569
Rio Tinto plc - ADR,
01/17/2015 at $62.5	45	900	8,525
Sealed Air Corporation,
04/17/2015 at $37	100	15,000	17,696
		$224,228	$160,328

See accompanying notes to financial statements.

15

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2014 (Unaudited)

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
ASSETS
Investments in securities:
At acquisition cost	$23,837,893	$28,983,599
At value (Note 2)	$30,272,127	$40,092,927
Cash	—	1,302
Dividends and interest receivable	51,801	72,128
Receivable for capital shares sold	3,507	163,639
Other assets	5,673	3,853
TOTAL ASSETS	30,333,108	40,333,849

LIABILITIES
Covered call options, at value (Notes 2 and 5) (premiums received $160,859 and $160,328, respectively)	214,906	224,228
Distributions payable	3,906	17,169
Payable for capital shares redeemed	6,450	12,181
Accrued investment advisory fees (Note 4)	14,221	21,954
Payable to administrator (Note 4)	5,700	5,700
Other accrued expenses	7,385	8,043
TOTAL LIABILITIES	252,568	289,275

NET ASSETS	$30,080,540	$40,044,574

Net assets consist of:
Paid-in capital	$23,014,281	$28,416,922
Accumulated (distributions in excess of) net investment income	329	(14,698)
Accumulated net realized gains from security transactions	685,743	596,922
Net unrealized appreciation (depreciation) on:
Investments	6,434,234	11,109,328
Option contracts	(54,047)	(63,900)
Net assets	$30,080,540	$40,044,574

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,172,581	2,113,340

Net asset value, offering price and redemption price per share (Note 2)	$25.65	$18.95

See accompanying notes to financial statements.

16

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
Six Months Ended September 30, 2014 (Unaudited)

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
INVESTMENT INCOME
Dividends	$438,963	$445,543
Foreign withholding taxes on dividends	(5,224)	(4,255)
Interest	—	37,373
TOTAL INVESTMENT INCOME	433,739	478,661

EXPENSES
Investment advisory fees (Note 4)	102,125	142,054
Administration fees (Note 4)	30,000	30,000
Professional fees	8,345	8,703
Registration and filing fees	6,273	4,273
Compliance service fees (Note 4)	4,200	4,200
Custodian and bank service fees	3,825	4,461
Postage and supplies	4,612	3,653
Printing of shareholder reports	4,846	3,026
Trustees' fees and expenses (Note 4)	3,242	3,242
Insurance expense	776	1,038
Other expenses	3,549	4,174
TOTAL EXPENSES	171,793	208,824
Fees voluntarily waived by the Adviser (Note 4)	(15,687)	(5,889)
NET EXPENSES	156,106	202,935

NET INVESTMENT INCOME	277,633	275,726

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from:
Security transactions	852,969	644,329
Option contracts (Note 5)	9,163	(47,239)
Net change in unrealized appreciation/depreciation on:
Investments	125,087	232,549
Option contracts (Note 5)	(4,579)	(3,930)

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	982,640	825,709

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,260,273	$1,101,435

See accompanying notes to financial statements.

17

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	FBP Equity & Dividend Plus Fund		FBP Appreciation & Income Opportunities Fund
	Six Months Ended Sept. 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended Sept. 30, 2014 (Unaudited)	Year Ended March 31, 2014
FROM OPERATIONS
Net investment income	$277,633	$466,278	$275,726	$528,175
Net realized gains (losses) from:
Security transactions	852,969	1,384,299	644,329	1,586,562
Option contracts (Note 5)	9,163	(84,400)	(47,239)	(137,226)
Net realized gains from in-kind redemptions (Note 2)	—	235,484	—	210,674
Net change in unrealized appreciation/depreciation on:
Investments	125,087	1,583,397	232,549	3,640,782
Option contracts (Note 5)	(4,579)	246,913	(3,930)	76,649
Net increase in net assets from operations	1,260,273	3,831,971	1,101,435	5,905,616

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(281,930)	(462,094)	(282,891)	(556,942)
From net realized gains from security transactions	—	—	(856,148)	(1,448,777)
Decrease in net assets from distributions to shareholders	(281,930)	(462,094)	(1,139,039)	(2,005,719)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,497,753	3,288,580	670,916	739,705
Net asset value of shares issued in reinvestment of distributions to shareholders	274,487	449,317	1,053,274	1,842,320
Payments for shares redeemed	(1,463,904)	(1,883,877)	(1,592,696)	(3,356,340)
Net increase (decrease) in net assets from capital share transactions	1,308,336	1,854,020	131,494	(774,315)

TOTAL INCREASE IN NET ASSETS	2,286,679	5,223,897	93,890	3,125,582

NET ASSETS
Beginning of period	27,793,861	22,569,964	39,950,684	36,825,102
End of period	$30,080,540	$27,793,861	$40,044,574	$39,950,684

ACCUMULATED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$329	$4,626	$(14,698)	$(7,533)

CAPITAL SHARE ACTIVITY
Shares sold	98,290	140,207	34,917	40,597
Shares reinvested	10,697	18,951	55,149	103,512
Shares redeemed	(58,060)	(78,999)	(82,980)	(183,790)
Net increase (decrease) in shares outstanding	50,927	80,159	7,086	(39,681)
Shares outstanding at beginning of period	1,121,654	1,041,495	2,106,254	2,145,935
Shares outstanding at end of period	1,172,581	1,121,654	2,113,340	2,106,254

See accompanying notes to financial statements.

18

FBP EQUITY & DIVIDEND PLUS FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended Sept. 30, 2014		Years Ended March 31,
	(Unaudited)		2014	2013	2012	2011	2010
Net asset value at beginning of period	$24.78		$21.67	$19.10	$20.70	$19.42	$12.02

Income (loss) from investment operations:
Net investment income	0.24		0.42	0.47	0.23	0.15	0.12
Net realized and unrealized gains (losses) on investments	0.87		3.11	2.56	(1.59)	1.27	7.41
Total from investment operations	1.11		3.53	3.03	(1.36)	1.42	7.53

Less distributions:
Dividends from net investment income	(0.24)		(0.42)	(0.46)	(0.24)	(0.14)	(0.13)

Net asset value at end of period	$25.65		$24.78	$21.67	$19.10	$20.70	$19.42

Total return (a)	4.50	%(b)	16.40%	16.19%	(6.49%)	7.40%	62.84%

Net assets at end of period (000's)	$30,081		$27,794	$22,570	$23,194	$27,407	$28,617

Ratio of total expenses to average net assets	1.18	%(c)	1.21%	1.29%	1.29%	1.19%	1.19%

Ratio of net expenses to average net assets (d)	1.07	%(c)	1.07%	1.07%	1.07%	1.07%	1.07%

Ratio of net investment income to average net assets (d)	1.90	%(c)	1.82%	2.40%	1.24%	0.78%	0.74%

Portfolio turnover rate	8	%(b)	24%	32%	46%	25%	21%

(a)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

19

FBP APPRECIATION & INCOME OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended Sept. 30, 2014		Years Ended March 31,
	(Unaudited)		2014	2013	2012	2011	2010
Net asset value at beginning of period	$18.97		$17.16	$15.85	$16.35	$15.49	$10.97

Income (loss) from investment operations:
Net investment income	0.13		0.25	0.29	0.26	0.24	0.27
Net realized and unrealized gains (losses) on investments	0.39		2.50	1.61	(0.46)	0.88	4.53
Total from investment operations	0.52		2.75	1.90	(0.20)	1.12	4.80

Less distributions:
Dividends from net investment income	(0.13)		(0.26)	(0.30)	(0.30)	(0.26)	(0.28)
Distributions from net realized gains	(0.41)		(0.68)	(0.29)	—	—	—
Total distributions	(0.54)		(0.94)	(0.59)	(0.30)	(0.26)	(0.28)

Net asset value at end of period	$18.95		$18.97	$17.16	$15.85	$16.35	$15.49

Total return (a)	2.73	%(b)	16.50%	12.51%	(1.13%)	7.35%	44.01%

Net assets at end of period (000's)	$40,045		$39,951	$36,825	$39,520	$46,406	$45,507

Ratio of total expenses to average net assets	1.03	%(c)	1.03%	1.06%	1.06%	1.03%	1.03%

Ratio of net expenses to average net assets (d)	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%

Ratio of net investment income to average net assets (d)	1.36	%(c)	1.36%	1.83%	1.71%	1.59%	1.90%

Portfolio turnover rate	3	%(b)	10%	15%	17%	24%	24%

(a)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

20

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2014 (Unaudited)

1. Organization

FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund (the "Funds") are no-load, diversified series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

FBP Equity & Dividend Plus Fund seeks to provide above-average and growing income while also achieving long-term growth of capital.

FBP Appreciation & Income Opportunities Fund seeks long term capital appreciation and current income, assuming a moderate level of investment risk.

2. Significant Accounting Policies

The following is a summary of the Funds' significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Securities valuation — The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded.

Fixed income securities are valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities and will be classified as Level 2 within the fair value hierarchy (see below).

When market quotations are not readily available, if a pricing service cannot provide a price or the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

21

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

Fixed income securities, including corporate bonds and municipal bonds, held by FBP Appreciation & Income Opportunities Fund are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various "other significant observable inputs" including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund's investments and other financial instruments as of September 30, 2014 by security type:

FBP Equity & Dividend Plus Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$26,169,394	$—	$—	$26,169,394
Money Market Funds	4,102,733	—	—	4,102,733
Total	$30,272,127	$—	$—	$30,272,127

Other Financial Instruments:
Written Covered Call Options	$(214,906)	$—	$—	$(214,906)
Total	$(214,906)	$—	$—	$(214,906)

FBP Appreciation & Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$30,787,694	$—	$—	$30,787,694
Corporate Bonds	—	1,788,273	—	1,788,273
Municipal Bonds	—	299,559	—	299,559
Money Market Funds	7,217,401	—	—	7,217,401
Total	$38,005,095	$2,087,832	$—	$40,092,927

Other Financial Instruments:
Written Covered Call Options	$(224,228)	$—	$—	$(224,228)
Total	$(224,228)	$—	$—	$(224,228)

22

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to each Fund's Schedule of Investments for a listing of the common stocks and corporate bonds by sector type. As of September 30, 2014, the Funds did not have any transfers in and out of any Level. There were no Level 3 securities held by the Funds as of September 30, 2014. It is the Funds' policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to its net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either temporary or permanent in nature. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended September 30, 2014 and March 31, 2014 was as follows:

	Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
FBP Equity & Dividend Plus Fund	9/30/2014	$281,930	$—	$281,930
	3/31/2014	$462,094	$—	$462,094
FBP Appreciation & Income Opportunities Fund	9/30/2014	$282,891	$856,148	$1,139,039
	3/31/2014	$559,059	$1,446,660	$2,005,719

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Options transactions — When the Funds' investment adviser believes that individual portfolio securities held by the Funds are approaching the top of the adviser's growth and price expectations, covered call options may be written (sold) against such securities and the Funds will receive a premium in return. The Funds write options only for income generation and hedging purposes and not for speculation. The premiums received from writing the options are recorded as a liability and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate a Fund's obligation on a call option, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call option written.

23

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds may also purchase put options on stock indices. By purchasing a put option on a stock index, a Fund could hedge the risk of a general market decline. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by a Fund. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), the Fund would suffer a loss on the put option if prices do not decline, or do not decline sufficiently, to offset the deterioration in the value of the option premium. Premiums paid for buying options that expire are treated as realized losses. Premiums paid from buying options which are exercised decrease the proceeds used to calculate the realized gain or loss on the exercise of the options.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the "Code"). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and any net realized capital gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2014:

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
Tax cost of portfolio investments	$23,837,893	$28,999,244
Gross unrealized appreciation	$6,831,302	$11,812,649
Gross unrealized depreciation	(397,068)	(718,966)
Net unrealized appreciation on investments	6,434,234	11,093,683
Net unrealized depreciation on option contracts	(54,047)	(63,900)
Undistributed ordinary income	4,235	18,116
Capital loss carryforwards	(176,389)	—
Other gains	862,132	596,922
Other temporary differences	(3,906)	(17,169)
Accumulated earnings	$7,066,259	$11,627,652

As of September 30, 2014, the tax cost of written options for FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund is $160,859 and $160,328, respectively.

24

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for FBP Appreciation & Income Opportunities Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and GAAP. These "book/tax" differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

As of March 31, 2014, FBP Equity & Dividend Plus Fund had short-term capital loss carryforwards for federal income tax purposes of $176,389, which expire on March 31, 2018. These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses realized after March 31, 2011 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Therefore, there may be a greater likelihood that all or a portion of the FBP Equity & Dividend Plus Fund's capital loss carryovers may expire without being utilized.

During the year ended March 31, 2014, FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund realized $235,484 and $210,674, respectively, of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for the current and all open tax years (tax years ended March 31, 2011 through March 31, 2014) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the six months ended September 30, 2014, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. Government securities, totaled $2,132,229 and $2,580,795, respectively, for FBP Equity & Dividend Plus Fund and $1,065,722 and $1,478,201, respectively, for FBP Appreciation & Income Opportunities Fund.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS
Each Fund's investments are managed by Flippin, Bruce & Porter, Inc. (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreements, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such assets; and .50% of such assets in excess of $500 million.

25

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

During the six months ended September 30, 2014, the Adviser voluntarily waived $15,687 and $5,889 of its investment advisory fees from FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively.

Certain officers of the Trust are also officers of the Adviser.

OTHER SERVICE PROVIDERS
Ultimus Fund Solutions, LLC ("Ultimus") provides fund administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the "Distributor"), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES
Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $12,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chariman); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Prior to July 1, 2014, the annual retainer was $10,000.

5. Derivatives Transactions

Transactions in option contracts written by the Funds during the six months ended September 30, 2014 were as follows:

	FBP Equity & Dividend Plus Fund		FBP Appreciation & Income Opportunities Fund
	Option Contracts	Option Premiums	Option Contracts	Option Premiums
Options outstanding at beginning of period	1,053	$162,724	493	$107,372
Options written	1,046	169,274	734	143,779
Options cancelled in a closing purchase transaction	(230)	(28,634)	(45)	(9,065)
Options expired	(206)	(35,419)	(112)	(21,244)
Options exercised	(662)	(107,086)	(296)	(60,514)
Options outstanding at end of period	1,001	$160,859	774	$160,328

26

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The location in the Statements of Assets and Liabilities of the Funds' derivative positions is as follows:

FBP Equity & Dividend Plus Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding September 30, 2014
Covered call options written	Covered call options, at value	—	$(214,906)	$(4,374,550)

FBP Appreciation & Income Opportunities Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding September 30, 2014
Covered call options written	Covered call options, at value	—	$(224,228)	$(3,886,350)

The average monthly notional amount of option contracts written during the six months ended September 30, 2014 was $3,597,263 and $2,662,786 for FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively.

The Funds held no put option contracts on stock indices as of September 30, 2014. The average notional amount of put option contracts purchased during the six months ended September 30, 2014 for FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund was $1,608,892 and $2,413,338, respectively.

Transactions in derivative instruments during the six months ended September 30, 2014 by the Funds are recorded in the following location in the Statements of Operations:

FBP Equity & Dividend Plus Fund
Type of Derivative	Location	Net Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Covered call options written	Net realized gains (losses) from option contracts	$60,340	Net change in unrealized appreciation/depreciation on option contracts	$(4,579)
Purchased index put options	Net realized gains (losses) from option contracts	$(51,177)	Net change in unrealized appreciation/depreciation on option contracts	$—

27

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FBP Appreciation & Income Opportunities Fund
Type of Derivative	Location	Net Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Covered call options written	Net realized gains (losses) from option contracts	$29,527	Net change in unrealized appreciation/depreciation on option contracts	$(3,930)
Purchased index put options	Net realized gains (losses) from option contracts	$(76,766)	Net change in unrealized appreciation/depreciation on option contracts	$—

6. Contingencies and Commitments

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

28

THE FLIPPIN, BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS' EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from each Fund's gross income, directly reduce the investment return of the Funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2014 through September 30, 2014).

The table below illustrates each Fund's ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

Hypothetical 5% return – This section is intended to help you compare the Funds' ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission ("SEC") requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

29

THE FLIPPIN, BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS' EXPENSES (Unaudited) (Continued)

FBP Equity & Dividend Plus Fund
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,045.00	$5.49
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.70	$5.42

*
Expenses are equal to the FBP Equity & Dividend Plus Fund's annualized expense ratio of 1.07% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

FBP Appreciation & Income Opportunities Fund
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,027.30	$5.08
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.05	$5.06

*
Expenses are equal to the FBP Appreciation & Income Opportunities Fund's annualized expense ratio of 1.00% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-327-9375. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov.
30

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Investment Adviser
Flippin, Bruce & Porter, Inc.
800 Main Street, Second Floor
P.O. Box 6138
Lynchburg, Virginia 24505
Toll-Free 1-800-327-9375
www.fbpfunds.com

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
Toll-Free 1-866-738-1127

Custodian
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered
Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Officers
John T. Bruce, President
and Portfolio Manager
John M. Flippin, Vice President
John H. Hanna, IV, Vice President
 David J. Marshall, Vice President
R. Gregory Porter, III,
Vice President

Trustees
Robert S. Harris, Ph.D., Chairman
John P. Ackerly, IV
John T. Bruce
J. Finley Lee, Jr., Ph.D.
Harris V. Morrissette
Elizabeth W. Robertson

THE GOVERNMENT STREET FUNDS No-Load Mutual Funds Semi-Annual Report September 30, 2014 (Unaudited)

The Government Street Equity Fund The Government Street Mid-Cap Fund The Alabama Tax Free Bond Fund

LETTER FROM THE PRESIDENT	October, 2014

Dear Fellow Shareholders:

We are enclosing for your review the Semi-Annual Reports of The Government Street Funds for the six months ended September 30, 2014.

The Government Street Equity Fund

The Government Street Equity Fund had a positive return of 5.80% for the semiannual fiscal period ended September 30, 2014. By comparison, the S&P 500 Index and the Morningstar Large Cap Blend Equity category were up 6.42% and 4.56%, respectively. The large cap section of domestic markets continues to be positively affected by the dynamics of the S&P 100 Index which has remained in a positive up trend since the low point reached in March 2009. The S&P 100 is up 20.48% in the previous 12 months.

The most recent quarter has been filled with geopolitical events, universal health concerns, international economic malaise and election related negative rhetoric that has resulted in a return of volatility to the markets. This has presented an investment puzzle. Domestic market returns have continued to be generally favorable, but with great concerns. Investors seem to be looking for the trigger that will result in significant market retrenchment.

Slow, but steady progress in corporate earnings has continued to improve balance sheets, provide funds for corporate stock redemptions and lower the current fiscal deficit. Further, lower oil prices, continuing low interest rates, higher employment numbers and prospects for energy self sufficiency seem to activate stock purchases at every attempt for the market to retrench.

The behavioral and the financial cross-currents set up interesting investment cross-currents. Which will win out? Time will certainly give the answer. In the short run, we believe the domestic market, though volatile, will continue to be generally positive. Further, it seems that the current conditions are favorable to the area of the market that The Government Street Equity Fund represents - the large capitalization domestic market space.

In this environment, we believe that the most basic of risk control measures available, diversification in quality companies, is mandatory. As of September 30, 2014, The Government Street Equity Fund's portfolio included investments in 102 individual common stocks, 3 multiple stock holdings represented by Exchange Traded Funds (ETFs) and 1 Exchange Traded Note (ETN). The cash reserves were approximately 4.0% of the portfolio.

The ETFs' and ETN's internal holdings broaden investment participation to emphasize mid-capitalization domestic securities and master limited partnerships. In the aggregate, these multi-faceted investments accounted for approximately 9.7% of the Fund's portfolio.

The top 10 holdings in The Government Street Equity Fund as of September 30, 2014 were:

Security Description	% of Net Assets
Apple, Inc.	4.8%
Vanguard Mid-Cap ETF	3.4%
JPMorgan Alerian MLP Index ETN	2.9%
Disney Walt Company (The)	2.5%
Visa, Inc. - Class A	2.3%
iShares Core S&P Mid-Cap ETF	2.3%
MasterCard, Inc. - Class A	2.1%
ConocoPhillips	2.0%
General Dynamics Corporation	2.0%
Gilead Sciences, Inc.	1.8%

The significant positive individual performances of securities held for the entire six month period as measured by the internal rate of return were:

Shire plc - ADR	95.45%
Google, Inc. - Class C	77.00%
Gilead Sciences, Inc.	50.23%
Micron Technology, Inc.	44.75%
Intel Corporation	34.66%
Protective Life Corporation	33.01%

The 5 worst individual performances of securities held for the entire six month period as measured by the internal rate of return were:

Old Republic International Corporation	-10.78%
Range Resources Corporation	-14.82%
Tractor Supply Company	-14.96%
Google, Inc. - Class A	-25.07%
Manitowoc Company, Inc. (The)	-26.47%

The Fund's best performing economic sector for the six months was Health Care at 19.95%, followed by Industrials at 10.55%. The worst performing sector was Consumer Staples at -0.43%.

Note: The investment performances listed for economic sectors and securities in the two preceding paragraphs are extracted from an in-house independent internal rate of return computation by the Advent Axys portfolio accounting system. The calculations are gross investment returns.

There is not a discernible pattern in the performance of the 5 best and worst stocks over the six month period. However, in the total picture of the portfolio's performance, stocks in the Telecommunication Services, Utilities and Consumer Staples sectors, generally considered to be defensive, were the underperformers. The Fund's holdings within these sectors had returns of 2.20%, 7.94% and -0.43%, respectively. These sectors are typically good dividend payers and very stable in pricing action. They were left behind by a market focused on Health Care (+19.95%), Information Technology (+9.25%) and Industrials (+10.55%). The results definitely did not display a normal risk aversion pattern associated with the perception of uncertain times.

As of September 30, 2014, the Fund's assets were $94,040,217 and the net asset value per share was $65.81. The portfolio turnover rate for the previous six months was 9%. The net expense ratio was 0.84%. The twelve month total return was 16.08%.

The Government Street Mid Cap Fund

The Government Street Mid-Cap Fund produced a calendar year to date return of 2.28% as of September 30, 2014 while the Fund's benchmark, the S&P MidCap 400 Index (the "S&P 400"), produced a year to date return of 3.21%. The S&P 400 is an index maintained by the Standard & Poor's Index Committee that selects companies with market capitalizations between $1.4 billion and $5.9 billion. The goal of the index is to identify companies that represent the risk and reward characteristics of mid-sized companies. For the year ended September 30, 2014, The Government Street Mid-Cap Fund returned 10.89% while the S&P 400 had a one year return of 11.82%. Within the Fund, the Health Care and Information Technology sectors were the top two contributors to performance while the Utilities and Consumer Staples sectors were the top detractors for the most recent 12 month period. The Fund's portfolio also included 10% to 12% in ETFs and ETNs that provided exposure to asset classes not included in the S&P 400 which contributed positively to performance. Some of the biggest individual stock contributors to the Fund's performance over the past year were ONEOK, Inc. (+45%), Shire plc - ADR (+117%), SanDisk Corporation (+67%) and Illumina, Inc. (+103%).

The longer term performance of the Fund has been very competitive when compared to the S&P 400, as well as large-cap stocks as measured by the S&P 500 Index and small-cap stocks as measured by the Russell 2000 Index. The average annual total returns for the 3 years and 5 years ended September 30, 2014 are shown in the following table:

HOLDING	3 YEARS TOTAL RETURN	5 YEARS TOTAL RETURN
The Government Street Mid-Cap Fund	18.63%	14.58%
S&P 400 Index	22.43%	16.37%
S&P 500 Index	22.99%	15.70%
Russell 2000 Index	21.26%	14.29%

Equities continue their march upward as the current bull market passes the 5 year mark. With low interest rates and low, yet positive, economic growth, the current "goldilocks" environment is providing a strong tailwind for stocks. Low borrowing costs combined with aggressive cost controls have led to impressive earnings growth in recent years. Strong earnings growth has driven stock buybacks which have also contributed to market gains. Going forward, earnings gains may be harder to come by as corporate costs have already been driven to historically low levels. If the tightening labor market starts to lead to wage pressure for companies, we may begin to see some reversion from record high profit margins. Current earnings multiples are within historic norms so the market appears to be reasonably valued. Bear markets typically develop as the result of economic recession or interest rate dislocation, both of which seem remote in the near future. As always, a strong case can be made for and against continued growth in the markets, which is why it is important to maintain a long-term focus and realize that the enduring trend is up with intermittent periods of dislocation. This is why it is imperative to develop an individualized long-term plan and eliminate the need to make decisions during periods of market unrest.

As of September 30, 2014, the net assets of the Government Street Mid-Cap Fund were $49,155,524 and the net asset value per share was $21.71. The portfolio turnover rate for the previous six months was 4%. The net expense ratio for the Fund is 1.05%. The twelve month total return was 20.25%.

The Alabama Tax Free Bond Fund

Monetary policy and the wind-down of the Federal Reserve's quantitative easing bond buying program continued to be the primary focus of fixed income investors at the end of the third quarter 2014. Municipal bond yields continued to decline, defying expectations of higher rates by most investors. During the third quarter, Federal Reserve Chair Janet Yellen reiterated the Fed's plan to keep rates at current levels for a considerable period of time after bond buying ends. Yellen has indicated that all of their decisions will be data dependent, not calendar driven.

The key to the Fed's monetary policy decisions is the outlook for inflation, wages, and employment. In the three months ended August 31, 2014, the inflation rate ticked back down or stabilized at levels below the Fed's long-term target of 2%. Specifically, the core CPI rate fell to 1.7% as of August 31, 2014, while the core PCE inflation rate (the Fed's preferred inflation measure) held steady at 1.5%. Inflation expectations remained relatively stable as well. With this inflation backdrop, the Fed has more leeway to remain accommodative and core bond interest rates are unlikely to move sharply higher. Extremely low rates in Europe and other developed economies also should contribute to keeping a lid on Treasury bond yields (i.e., Treasuries should remain in demand among global bond investors due to their relatively attractive yields as well as a strengthening U.S. dollar).

Wage growth is another economic indicator the Fed and the markets are watching closely. Both average hourly earnings and real (inflation-adjusted) hourly earnings increased slightly over the past three months to 2.1% and 0.4% year-over-year growth, respectively. But they remain well below what Yellen has said she wants to see as evidence of a healthy labor market—probably at least 3% nominal wage growth and 1% real wage growth. Broader indicators of labor's share of the economy also suggest we are still early in the cycle of wage gains. As we've noted before, while additional wage growth and a rising labor income would be healthy for the economy, it has potentially negative implications for corporate profit margins (which remain around historical highs) and earnings growth.

On the employment front, despite a disappointing August number, job gains (U.S. nonfarm payrolls) continued to be reasonably strong—averaging 207,000 per month over the past three months through August. For the first eight months of 2014, job growth has averaged 215,000 per month, the highest rate since 1999. However, the recovery in jobs following the 2008 financial crisis continues to lag what is typical after previous U.S. recessions. The unemployment rate dropped slightly to 6.1% in August, still well above the Fed's estimate of "full employment" in the low-5% range. However, the labor force participation rate remains stuck at a 36-year low, exerting a downward bias to the unemployment rate. Taking these and other employment indicators into account, the Fed reiterated its view that "there remains significant underutilization of labor resources."

The Alabama Tax Free Bond Fund maintains a generally defensive posture and continues to focus on short duration Alabama tax-exempt issues at the higher end of the quality spectrum. The duration of the portfolio as of September 30, 2014 was 2.8 years, down from 3.3 years on March 31, 2014. More than 98% of the portfolio was invested in securities rated A, AA, or AAA by Moody's or Standard & Poor's rating agencies.

The total return for the six months ended September 30, 2014 was 0.97% while the Fund's benchmark, the Barclays 7-Year Municipal Bond Index, produced a return of 3.14%. The Fund's weighted average maturity was 3.0 years, down from 3.7 years at the end of the last fiscal year. The net assets of the Fund as of September 30, 2014 were $30,522,065 and the net asset value per share was $10.54. The portfolio turnover for the previous six months was 0%. The ratio of net investment income to average net assets was 1.36% and the ratio of net expenses to average net assets was 0.65%. The twelve month return was 2.93%.

Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

Very truly yours,

Thomas W. Leavell
President
Leavell Investment Management, Inc.
The Government Street Funds

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of September 30, 2014, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.leavellinvestments.com.

THE GOVERNMENT STREET EQUITY FUND PORTFOLIO INFORMATION
September 30, 2014 (Unaudited)

Asset Allocation
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Apple, Inc.	4.8%
Vanguard Mid-Cap ETF	3.4%
JPMorgan Alerian MLP Index ETN	2.9%
Walt Disney Company (The)	2.5%
iShares Core S&P Mid-Cap ETF	2.3%
Visa, Inc. - Class A	2.3%
MasterCard, Inc. - Class A	2.1%
General Dynamics Corporation	2.0%
ConocoPhillips	2.0%
Gilead Sciences, Inc.	1.8%

THE GOVERNMENT STREET MID-CAP FUND PORTFOLIO INFORMATION
September 30, 2014 (Unaudited)

Asset Allocation
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Vanguard Mid-Cap ETF	2.6%
Guggenheim Mid-Cap Core ETF	2.6%
JPMorgan Alerian MLP Index ETN	2.0%
Schwab U.S. Mid-Cap ETF	1.7%
iShares Nasdaq Biotechnology ETF	1.7%
Mid-American Apartment Communities. Inc.	1.6%
Church & Dwight Company, Inc.	1.5%
Hormel Foods Corporation	1.3%
ONEOK, Inc.	1.2%
Snap-on, Inc.	1.1%

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO INFORMATION
September 30, 2014 (Unaudited)

Asset Allocation
(% of Net Assets)

Distribution by Rating
Rating	% of Holdings
AAA	8.0%
AA	82.6%
A	8.1%
Not Rated	1.3%

GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2014 (Unaudited)

COMMON STOCKS — 86.2%	Shares	Value
Consumer Discretionary — 7.8%
Comcast Corporation - Class A	30,000	$1,613,400
Home Depot, Inc. (The)	2,200	201,828
Johnson Controls, Inc.	15,400	677,600
Lowe's Companies, Inc.	7,000	370,440
McDonald's Corporation	6,500	616,265
NIKE, Inc. - Class B	11,300	1,007,960
Tractor Supply Company	9,000	553,590
Walt Disney Company (The)	26,125	2,325,909
		7,366,992
Consumer Staples — 6.7%
Altria Group, Inc.	16,700	767,198
Anheuser-Busch InBev SA/NV - ADR	10,000	1,108,500
Coca-Cola Company (The)	12,000	511,920
CVS Health Corporation	6,000	477,540
Kraft Foods Group, Inc.	8,278	466,879
McCormick & Company, Inc. - Non-Voting Shares	7,000	468,300
Mondelēz International, Inc. - Class A	28,336	970,933
Philip Morris International, Inc.	7,860	655,524
Procter & Gamble Company (The)	10,000	837,400
		6,264,194
Energy — 9.1%
Apache Corporation	2,489	233,642
BP plc - ADR	6,000	263,700
Chevron Corporation	6,100	727,852
ConocoPhillips	24,500	1,874,740
Halliburton Company	7,000	451,570
Phillips 66	14,300	1,162,733
Pioneer Natural Resources Company	7,500	1,477,275
Range Resources Corporation	8,000	542,480
Schlumberger Ltd.	5,500	559,295
Spectra Energy Corporation	10,000	392,600
TransCanada Corporation	16,000	824,480
		8,510,367
Financials — 12.0%
Aflac, Inc.	10,565	615,411
American Capital Ltd. (a)	12,990	183,939
American Express Company	7,000	612,780
American International Group, Inc.	21,000	1,134,420
Banco Bilbao Vizcaya Argentina, S.A. - ADR	37,000	444,000

GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 86.2% (Continued)	Shares	Value
Financials — 12.0% (Continued)
Brookfield Asset Management, Inc. - Class A	19,000	$854,240
Cullen/Frost Bankers, Inc.	14,500	1,109,395
Goldman Sachs Group, Inc. (The)	6,000	1,101,420
JPMorgan Chase & Company	28,000	1,686,720
KKR & Company, L.P.	20,000	446,000
Mid-America Apartment Communities, Inc.	8,394	551,066
Old Republic International Corporation	20,000	285,600
Protective Life Corporation	12,000	832,920
Regions Financial Corporation	17,000	170,680
Wells Fargo & Company	24,000	1,244,880
		11,273,471
Health Care — 12.1%
Abbott Laboratories	11,000	457,490
AbbVie, Inc.	11,500	664,240
Actavis plc (a)	2,100	506,688
Alexion Pharmaceuticals, Inc. (a)	2,190	363,146
Cardinal Health, Inc.	15,000	1,123,800
CareFusion Corporation (a)	7,000	316,750
Cerner Corporation (a)	8,355	497,707
Gilead Sciences, Inc. (a)	16,000	1,703,200
Henry Schein, Inc. (a)	3,500	407,645
Illumina, Inc. (a)	3,500	573,720
Novartis AG - ADR	8,000	753,040
Pfizer, Inc.	27,000	798,390
Regeneron Pharmaceuticals, Inc. (a)	2,300	829,196
Shire plc - ADR	3,000	777,150
Techne Corporation	10,000	935,500
Waters Corporation (a)	6,475	641,802
		11,349,464
Industrials — 12.9%
Allegion plc	3,333	158,784
Boeing Company (The)	1,500	191,070
Emerson Electric Company	15,000	938,700
General Dynamics Corporation	15,000	1,906,350
General Electric Company	34,000	871,080
Ingersoll-Rand plc	10,000	563,600
Lockheed Martin Corporation	5,000	913,900
Manitowoc Company, Inc. (The)	7,000	164,150
Norfolk Southern Corporation	10,000	1,116,000
Quanta Services, Inc. (a)	12,500	453,625
Southwest Airlines Company	3,000	101,310

GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 86.2% (Continued)	Shares	Value
Industrials — 12.9% (Continued)
Stericycle, Inc. (a)	7,000	$815,920
Trinity Industries, Inc.	24,500	1,144,640
Union Pacific Corporation	11,000	1,192,620
United Technologies Corporation	15,500	1,636,800
		12,168,549
Information Technology — 19.3%
Accenture plc - Class A	9,500	772,540
Adobe Systems, Inc. (a)	5,000	345,950
Alliance Data Systems Corporation (a)	1,200	297,924
Apple, Inc.	45,185	4,552,389
Automatic Data Processing, Inc.	12,400	1,030,192
Google, Inc. - Class A (a)	1,400	823,774
Google, Inc. - Class C (a)	1,400	808,304
Intel Corporation	7,000	243,740
International Business Machines Corporation	5,500	1,044,065
MasterCard, Inc. - Class A	26,750	1,977,360
Micron Technology, Inc. (a)	28,000	959,280
Oracle Corporation	11,000	421,080
QUALCOMM, Inc.	11,000	822,470
TE Connectivity Ltd.	11,000	608,190
Texas Instruments, Inc.	10,000	476,900
Visa, Inc. - Class A	10,000	2,133,700
Western Digital Corporation	6,500	632,580
Yahoo!, Inc. (a)	5,000	203,750
		18,154,188
Materials — 3.4%
Dow Chemical Company (The)	9,000	471,960
Ecolab, Inc.	6,000	688,980
Freeport-McMoRan, Inc.	12,932	422,230
Monsanto Company	9,000	1,012,590
Praxair, Inc.	5,000	645,000
		3,240,760
Telecommunication Services — 1.2%
Telstra Corporation Ltd. - ADR	30,000	697,800
Verizon Communications, Inc.	8,000	399,920
		1,097,720
Utilities — 1.7%
Duke Energy Corporation	7,250	542,083
Southern Company (The)	11,000	480,150
Wisconsin Energy Corporation	14,000	602,000
		1,624,233

Total Common Stocks (Cost $47,461,565)		$81,049,938

GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

EXCHANGE-TRADED FUNDS — 6.8%	Shares	Value
iShares Core S&P Mid-Cap ETF	16,000	$2,187,840
ProShares Large Cap Core Plus	11,000	1,056,660
Vanguard Mid-Cap ETF	26,900	3,155,639
Total Exchange-Traded Funds (Cost $4,103,312)		$6,400,139

EXCHANGE-TRADED NOTES — 2.9%	Shares	Value
JPMorgan Alerian MLP Index ETN (Cost $1,865,627)	52,000	$2,760,160

WARRANTS — 0.0% (b)	Shares	Value
American International Group, Inc., 01/19/2021 at $45 (a) (Cost $13,600)	800	$19,120

COMMERCIAL PAPER — 4.5%	Par Value	Value
U.S. Bank, N.A., discount, 0.02% (c), due 10/01/2014 (Cost $4,246,000)	$4,246,000	$4,246,000

MONEY MARKET FUNDS — 0.1%	Shares	Value
Invesco STIT — STIC Prime Portfolio (The) - Institutional Class, 0.01% (d) (Cost $72,708)	72,708	$72,708

Total Investments at Value — 100.5% Cost $57,762,812)		$94,548,065

Liabilities in Excess of Other Assets — (0.5%)		(507,848)

Net Assets — 100.0%		$94,040,217

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	Rate shown is the annualized yield at time of purchase, not a coupon rate.

(d)	The rate shown is the 7-day effective yield as of September 30, 2014.

See accompanying notes to financial statements.

GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS
September 30, 2014 (Unaudited)

COMMON STOCKS — 84.2%	Shares	Value
Consumer Discretionary — 12.2%
BorgWarner, Inc.	5,600	$294,616
Buffalo Wild Wings, Inc. (a)	2,235	300,093
Chico's FAS, Inc.	7,100	104,867
Dollar Tree, Inc. (a)	5,300	297,171
Family Dollar Stores, Inc.	2,800	216,272
Gildan Activewear, Inc. - Class A	6,700	366,624
Hasbro, Inc.	3,525	193,857
HomeAway, Inc. (a)	2,500	88,750
Jarden Corporation (a)	7,425	446,317
Leggett & Platt, Inc.	2,000	69,840
Liberty Global plc - Series A (a)	5,475	232,907
Liberty Global plc - Series C (a)	4,475	183,542
Nordstrom, Inc.	3,900	266,643
O'Reilly Automotive, Inc. (a)	2,825	424,767
Panera Bread Company - Class A (a)	2,090	340,085
PetSmart, Inc.	4,500	315,405
PVH Corporation	3,700	448,255
Ross Stores, Inc.	6,000	453,480
Service Corporation International	15,200	321,328
Tiffany & Company	3,475	334,677
VF Corporation	4,700	310,341
		6,009,837
Consumer Staples — 4.6%
Church & Dwight Company, Inc.	10,800	757,728
Energizer Holdings, Inc.	2,500	308,025
Hormel Foods Corporation	12,000	616,680
J.M. Smucker Company (The)	4,700	465,253
Tyson Foods, Inc. - Class A	3,000	118,110
		2,265,796
Energy — 5.6%
Cameron International Corporation (a)	4,010	266,184
Cimarex Energy Company	3,250	411,223
Murphy Oil Corporation	3,740	212,843
Noble Corporation plc	5,360	119,099
ONEOK, Inc.	9,200	603,060
Paragon Offshore plc (a)	1,786	10,984
Peabody Energy Corporation	8,200	101,516
Range Resources Corporation	3,500	237,335
Schlumberger Ltd.	3,134	318,696
Ultra Petroleum Corporation (a)	9,900	230,274
Valero Energy Corporation	4,950	229,037
		2,740,251

GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 84.2% (Continued)	Shares	Value
Financials — 15.9%
Alexander & Baldwin, Inc.	3,000	$107,910
Alleghany Corporation (a)	765	319,885
American Financial Group, Inc.	6,600	382,074
Arch Capital Group Ltd. (a)	5,650	309,168
Arthur J. Gallagher & Company	6,750	306,180
Axis Capital Holdings Ltd.	5,000	236,650
Bank of Hawaii Corporation	6,000	340,860
Berkley (W.R.) Corporation	6,450	308,310
CME Group, Inc.	2,735	218,677
Cullen/Frost Bankers, Inc.	4,400	336,644
Eaton Vance Corporation	8,500	320,705
Everest Re Group Ltd.	2,050	332,120
HCC Insurance Holdings, Inc.	4,575	220,927
IntercontinentalExchange, Inc.	1,850	360,842
Jones Lang LaSalle, Inc.	2,800	353,752
Kemper Corporation	6,200	211,730
Mid-America Apartment Communities, Inc.	11,800	774,670
NASDAQ OMX Group, Inc. (The)	9,500	402,990
New York Community Bancorp, Inc.	12,970	205,834
Old Republic International Corporation	21,400	305,592
PNC Financial Services Group, Inc. (The)	2,745	234,917
Potlatch Corporation	6,941	279,098
Rayonier, Inc.	5,250	163,485
Realty Income Corporation	5,025	204,970
SEI Investments Company	10,000	361,600
Westamerica Bancorporation	4,370	203,292
		7,802,882
Health Care — 10.6%
Bio-Rad Laboratories, Inc. - Class A (a)	2,500	283,500
Charles River Laboratories International, Inc. (a)	4,000	238,960
Chemed Corporation	2,000	205,800
Computer Programs & Systems, Inc.	2,300	132,227
Covance, Inc. (a)	4,000	314,800
Covidien plc	2,500	216,275
Endo International plc (a)	3,000	205,020
Ensign Group, Inc. (The)	5,000	174,000
Henry Schein, Inc. (a)	3,000	349,410
Hologic, Inc. (a)	7,000	170,310
Illumina, Inc. (a)	2,000	327,840
MEDNAX, Inc. (a)	4,000	219,280
ResMed, Inc.	6,500	320,255
Shire plc - ADR	1,500	388,575
Techne Corporation	4,500	420,975

GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 84.2% (Continued)	Shares	Value
Health Care — 10.6% (Continued)
Teleflex, Inc.	4,000	$420,160
United Therapeutics Corporation (a)	1,800	231,570
Universal Health Services, Inc. - Class B	2,500	261,250
Valeant Pharmaceuticals International, Inc. (a)	1,000	131,200
Waters Corporation (a)	2,000	198,240
		5,209,647
Industrials — 12.7%
AMETEK, Inc.	1,350	67,783
C.H. Robinson Worldwide, Inc.	5,000	331,600
Clean Harbors, Inc. (a)	1,000	53,920
Deluxe Corporation	5,000	275,800
Donaldson Company, Inc.	12,000	487,560
Engility Holdings, Inc. (a)	500	15,585
Expeditors International of Washington, Inc.	6,000	243,480
Fastenal Company	9,950	446,755
Graco, Inc.	6,000	437,880
ITT Corporation	3,000	134,820
Jacobs Engineering Group, Inc. (a)	4,475	218,470
Joy Global, Inc.	2,000	109,080
L-3 Communications Holdings, Inc.	3,000	356,760
ManpowerGroup, Inc.	4,000	280,400
Matson, Inc.	3,000	75,090
MSC Industrial Direct Company, Inc. - Class A	5,000	427,300
Pentair plc	2,400	157,176
Snap-on, Inc.	4,275	517,617
SPX Corporation	5,000	469,650
Stericycle, Inc. (a)	2,400	279,744
Timken Company (The)	5,000	211,950
Valmont Industries, Inc.	1,500	202,395
Waste Connections, Inc.	6,000	291,120
WESCO International, Inc. (a)	1,850	144,781
		6,236,716
Information Technology — 12.6%
ADTRAN, Inc.	8,000	164,240
Arrow Electronics, Inc. (a)	8,600	476,010
Cree, Inc. (a)	5,820	238,329
Diebold, Inc.	6,000	211,920
DST Systems, Inc.	4,000	335,680
FARO Technologies, Inc. (a)	5,000	253,750
Harris Corporation	6,000	398,400
IAC/InterActiveCorporation	4,000	263,600
Integrated Device Technology, Inc. (a)	10,000	159,500
Jack Henry & Associates, Inc.	9,000	500,940

GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 84.2% (Continued)	Shares	Value
Information Technology — 12.6% (Continued)
Lam Research Corporation	6,000	$448,200
Linear Technology Corporation	6,000	266,340
Microchip Technology, Inc.	5,000	236,150
National Instruments Corporation	12,000	371,160
NetApp, Inc.	5,000	214,800
Polycom, Inc. (a)	8,000	98,280
Rackspace Hosting, Inc. (a)	4,000	130,200
Rovi Corporation (a)	6,000	118,470
SanDisk Corporation	5,000	489,750
Solera Holdings, Inc.	4,000	225,440
Xilinx, Inc.	7,000	296,450
Zebra Technologies Corporation - Class A (a)	4,000	283,880
		6,181,489
Materials — 6.9%
Airgas, Inc.	4,000	442,600
Albemarle Corporation	8,000	471,200
Ashland, Inc.	3,000	312,300
Cabot Corporation	4,000	203,080
Martin Marietta Materials, Inc.	2,500	322,350
Packaging Corporation of America	5,000	319,100
Rayonier Advanced Materials, Inc.	1,750	57,592
Scotts Miracle-Gro Company (The) - Class A	4,000	220,000
Sonoco Products Company	5,000	196,450
Steel Dynamics, Inc.	12,000	271,320
TimkenSteel Corporation	2,500	116,225
Valspar Corporation (The)	6,000	473,940
		3,406,157
Utilities — 3.1%
AGL Resources, Inc.	8,400	431,256
Great Plains Energy, Inc.	9,050	218,739
One Gas, Inc.	3,000	102,750
SCANA Corporation	7,530	373,563
Vectren Corporation	10,600	422,940
		1,549,248

Total Common Stocks (Cost $22,744,484)		$41,402,023

GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (Continued)

PREFERRED STOCKS — 0.0% (b)	Shares	Value
Tyson Foods, Inc. (Cost $24,338)	500	$25,180

EXCHANGE-TRADED FUNDS — 8.6%	Shares	Value
Guggenheim Mid-Cap Core ETF	26,000	$1,256,060
iShares Nasdaq Biotechnology ETF	3,025	827,731
Schwab U.S. Mid-Cap ETF	22,000	851,396
Vanguard Mid-Cap ETF	10,850	1,272,813
Total Exchange-Traded Funds (Cost $3,083,702)		$4,208,000

EXCHANGE-TRADED NOTES — 2.0%	Shares	Value
JPMorgan Alerian MLP Index ETN (Cost $698,490)	18,700	$992,596

COMMERCIAL PAPER — 5.6%	Par Value	Value
U.S. Bank, N.A., discount, 0.02% (c), due 10/01/2014	$1,370,000	$1,370,000
U.S. Bank, N.A., discount, 0.02% (c), due 10/01/2014	1,371,000	1,371,000
Total Commercial Paper (Cost $2,741,000)		$2,741,000

MONEY MARKET FUNDS — 0.2%	Shares	Value
Invesco STIT - STIC Prime Portfolio (The) - Institutional Class, 0.01% (d) (Cost $78,404)	78,404	$78,404

Total Investments at Value — 100.6% (Cost $29,370,418)		$49,447,203

Liabilities in Excess of Other Assets — (0.6%)		(291,679)

Net Assets — 100.0%		$49,155,524

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	Rate shown is the annualized yield at time of purchase, not a coupon rate.

(d)	The rate shown is the 7-day effective yield as of September 30, 2014.

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2014 (Unaudited)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 98.7%	Par Value	Value
Alabama Drinking Water Financing Auth., Series A, Rev.,
5.00%, due 08/15/2018	$400,000	$412,020
3.00%, due 08/15/2019	530,000	571,393
Alabama State Public School & College Auth., Capital Improvements, Rev.,
5.00%, due 12/01/2017	470,000	533,285
Alabama State Public School & College Auth., Capital Improvements, Series A, Rev.,
4.00%, due 02/01/2017	250,000	270,160
3.75%, due 02/01/2018	200,000	219,424
Alabama State Public School & College Auth., Capital Improvements, Series D, Rev.,
2.00%, due 09/01/2018	565,000	587,832
Alabama State, GO,
5.00%, due 02/01/2016	575,000	584,401
Alabaster, AL, Water Rev.,
3.00%, due 09/01/2017	400,000	422,280
Anniston, AL, Waterworks & Sewer Board, Water & Sewer Rev.,
3.50%, due 06/01/2016	500,000	522,355
Athens, AL, Electric Rev., Warrants,
3.00%, due 06/01/2016	510,000	528,579
3.00%, due 06/01/2019	375,000	399,979
Athens, AL, GO, Warrants,
4.00%, due 09/01/2018	300,000	332,826
Auburn University, AL, General Fee Rev.,
5.00%, due 06/01/2018	315,000	361,179
5.00%, due 06/01/2020	350,000	414,627
Auburn, AL, Refunding & Capital Improvements, Series B, GO, Warrants,
4.00%, due 08/01/2018	200,000	222,056
Auburn, AL, School, Series A, GO, Warrants,
5.00%, due 08/01/2018	500,000	575,890
Baldwin Co., AL, Board of Education, Rev.,
5.00%, due 07/01/2018	590,000	649,000
Baldwin Co., AL, GO, Warrants,
5.00%, due 02/01/2015	200,000	200,806
4.00%, due 06/01/2019	200,000	222,352
Baldwin Co., AL, Series A, GO, Warrants,
5.00%, due 02/01/2017	320,000	352,829

THE ALABAMA TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 98.7% (Continued)	Par Value	Value
Birmingham, AL, Waterworks Board, Water Rev.,
5.00%, due 01/01/2017	$400,000	$437,240
3.625%, due 07/01/2018	250,000	271,602
Calera, AL, GO, Warrants,
3.00%, due 12/01/2016	250,000	262,475
3.00%, due 12/01/2017	410,000	434,038
Calhoun Co., AL, Gas Tax Anticipation, Series A, Rev., Warrants,
4.00%, due 03/01/2016	445,000	465,296
Chambers Co., AL, Gasoline Tax Anticipation, Rev., Warrants,
2.00%, due 11/01/2019	290,000	290,194
Chelsea, AL, GO,
4.00%, due 05/01/2015	260,000	265,236
Decatur, AL, Sewer Rev., Warrants,
3.00%, due 08/15/2019	500,000	537,030
Enterprise, AL, GO, School Warrants,
4.00%, due 02/01/2016	400,000	419,296
Florence, AL, Board of Education, Rev.,
3.00%, due 03/01/2016	500,000	516,670
Florence, AL, Electric Rev., Warrants,
3.10%, due 06/01/2015	300,000	304,884
3.50%, due 06/01/2017	515,000	547,399
Florence, AL, GO, Warrants,
4.00%, due 08/01/2018	575,000	633,846
Foley, AL, GO, Warrants,
4.00%, due 01/01/2015	315,000	318,046
Foley, AL, Utilities Board, Utilities Rev.,
4.00%, due 11/01/2018	710,000	789,513
4.00%, due 11/01/2019	225,000	253,337
4.50%, due 11/01/2019	250,000	261,692
Gadsden, AL, GO, School Warrants,
3.00%, due 08/01/2015	250,000	255,250
Homewood, AL, Board of Education, Special Tax School Warrants,
4.00%, due 04/01/2017	500,000	538,795
Homewood, AL, GO, Warrants,
5.00%, due 09/01/2015	250,000	260,960
Hoover City, AL, Board of Education, Special Tax School Warrants,
4.00%, due 02/15/2020	470,000	529,234

THE ALABAMA TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 98.7% (Continued)	Par Value	Value
Houston Co., AL, GO,
4.75%, due 10/15/2016	$500,000	$500,965
Huntsville, AL, Electric Systems, Rev.,
3.00%, due 12/01/2016	375,000	395,423
Huntsville, AL, GO, Capital Improvement Warrants,
4.00%, due 03/01/2015	550,000	558,932
Huntsville, AL, GO, Refunding and Capital Improvement Warrants,
4.00%, due 09/01/2016	500,000	534,480
4.00%, due 09/01/2018	500,000	559,135
Jacksonville, AL, GO, Warrants,
2.00%, due 09/01/2016	200,000	204,548
Limestone Co., AL, Board of Education, Special Tax Warrants,
3.00%, due 11/01/2019	560,000	587,580
Macon Co., AL, GO, Warrants,
4.25%, due 10/01/2027,
Prerefunded 10/01/2017 @ 100	200,000	221,658
Madison Co., AL, Board of Education, Rev., Tax Anticipation Warrants,
2.00%, due 09/01/2019	220,000	225,014
Madison Co., AL, Series A, Water Rev., Warrants,
2.00%, due 07/01/2017	250,000	258,083
Madison Co., AL, Water & Wastewater Board, Rev.,
3.00%, due 12/01/2019	430,000	463,660
Montgomery, AL, GO, Warrants,
3.00%, due 11/01/2014	500,000	501,180
2.50%, due 04/01/2021	500,000	510,300
Montgomery, AL, Waterworks & Sanitation, Rev.,
5.00%, due 09/01/2017	250,000	280,698
Morgan Co., AL, Board of Education, Rev., Capital Outlay Warrants,
4.00%, due 03/01/2019	250,000	277,015
Mountain Brook, AL, City Board of Education, GO, Warrants,
3.00%, due 03/01/2020	300,000	320,760
North Alabama Gas District, Rev.,
3.00%, due 06/01/2020	420,000	433,427

THE ALABAMA TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 98.7% (Continued)	Par Value	Value
Opelika, AL, GO, Warrants,
2.00%, due 11/01/2017	$275,000	$284,155
Opelika, AL, Utilities Board, Series B, Rev.,
3.00%, due 06/01/2016	475,000	493,311
3.00%, due 06/01/2018	215,000	229,010
Orange Beach, AL, GO, Warrants,
4.00%, due 02/01/2018	200,000	220,162
5.00%, due 02/01/2019	240,000	277,990
Prattville, AL, Waterworks Board, Rev.,
3.00%, due 08/01/2017	290,000	304,938
Sheffield, AL, Electric Rev.,
4.00%, due 07/01/2017	600,000	654,228
Sumter Co., AL, School Rev., Warrants,
4.50%, due 02/01/2031,
Prerefunded 02/01/2016 @ 100	500,000	527,990
Trussville, AL, GO,
5.00%, due 10/01/2019	400,000	472,944
Tuscaloosa, AL, Series B, GO, Warrants,
4.00%, due 01/01/2020	500,000	562,635
University of Alabama, AL, Rev.,
4.00%, due 10/01/2014	500,000	500,055
University of Alabama, AL, Series A, Rev.,
3.00%, due 07/01/2016	340,000	355,789
5.00%, due 07/01/2017	245,000	274,099
Vestavia Hills, AL, GO, Warrants,
4.00%, due 02/01/2018	515,000	564,425
Vestavia Hills, AL, Series A, GO, Warrants,
3.00%, due 02/01/2018	240,000	255,785
Wetumpka, AL, Waterworks & Sewer, Rev.,
4.00%, due 03/01/2018	320,000	342,419

Total Alabama Fixed Rate Revenue and General Obligation (GO) Bonds (Cost $29,498,398)		$30,128,099

THE ALABAMA TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 0.6%	Shares	Value
Alpine Municipal Money Market Fund - Class I, 0.02% (a) (Cost $165,125)	165,125	$165,125

Total Investments at Value — 99.3% (Cost $29,663,523)		$30,293,224

Other Assets in Excess of Liabilities — 0.7%		228,841

Net Assets — 100.0%		$30,522,065

(a)	The rate shown is the 7-day effective yield as of September 30, 2014

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2014 (Unaudited)

	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
ASSETS
Investments in securities:
At acquisition cost	$57,762,812	$29,370,418	$29,663,523
At value (Note 2)	$94,548,065	$49,447,203	$30,293,224
Cash	5,351	—	—
Dividends and interest receivable	103,548	21,675	264,054
Receivable for capital shares sold	50,703	100	—
Other assets	13,488	10,506	8,591
TOTAL ASSETS	94,721,155	49,479,484	30,565,869

LIABILITIES
Distributions payable	4,932	—	3,124
Payable for investment securities purchased	386,480	267,122	—
Payable for capital shares redeemed	211,702	—	25,218
Accrued investment advisory fees (Note 4)	61,823	46,088	5,442
Payable to administrator (Note 4)	10,250	6,400	5,125
Other accrued expenses	5,751	4,350	4,895
TOTAL LIABILITIES	680,938	323,960	43,804

NET ASSETS	$94,040,217	$49,155,524	$30,522,065

Net assets consist of:
Paid-in capital	$52,449,930	$27,275,711	$29,955,725
Accumulated net investment income	1,101	43,654	—
Accumulated net realized gains (losses) from security transactions	4,803,933	1,759,374	(63,361)
Net unrealized appreciation on investments	36,785,253	20,076,785	629,701

Net assets	$94,040,217	$49,155,524	$30,522,065

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,428,974	2,263,870	2,897,074

Net asset value, offering price and redemption price per share (Note 2)	$65.81	$21.71	$10.54

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF OPERATIONS
Six Months Ended September 30, 2014 (Unaudited)

	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
INVESTMENT INCOME
Dividends	$845,780	$372,970	$37
Foreign withholding taxes on dividends	(6,597)	(282)	—
Interest	276	234	319,676
TOTAL INVESTMENT INCOME	839,459	372,922	319,713

EXPENSES
Investment advisory fees (Note 4)	283,817	197,002	55,699
Administration fees (Note 4)	56,785	35,621	27,000
Professional fees	10,130	8,918	8,285
Account maintenance fees	13,865	7,550	3,923
Compliance fees and expenses (Note 4)	5,309	4,391	3,946
Registration and filing fees	5,079	4,645	3,870
Custodian and bank service fees	5,927	3,186	2,419
Postage and supplies	4,152	3,542	3,074
Trustees' fees and expenses (Note 4)	3,242	3,242	3,242
Printing of shareholder reports	4,350	2,668	2,086
Pricing costs	1,043	1,480	6,074
Insurance expense	2,098	1,351	861
Other expenses	3,314	1,190	1,932
TOTAL EXPENSES	399,111	274,786	122,411
Fees voluntarily waived by the Adviser (Note 4)	—	—	(18,969)
NET EXPENSES	399,111	274,786	103,442

NET INVESTMENT INCOME	440,348	98,136	216,271

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions	1,705,161	485,999	(10,382)
Net realized gains from in-kind redemptions (Note 2)	3,609,846	3,329,346	—
Net change in unrealized appreciation (depreciation) on investments	(394,571)	(3,474,728)	93,188

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	4,920,436	340,617	82,806

NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,360,784	$438,753	$299,077

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Government Street Equity Fund		Government Street Mid-Cap Fund
	Six Months Ended Sept. 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended Sept. 30, 2014 (Unaudited)	Year Ended March 31, 2014
FROM OPERATIONS
Net investment income	$440,348	$936,908	$98,136	$215,501
Net realized gains from security transactions	1,705,161	422,386	485,999	198,853
Net realized gains from in-kind redemptions (Note 2)	3,609,846	5,368,195	3,329,346	1,694,001
Net change in unrealized appreciation (depreciation) on investments	(394,571)	8,023,767	(3,474,728)	6,861,214
Net increase in net assets from operations	5,360,784	14,751,256	438,753	8,969,569

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(439,682)	(917,652)	—	(270,068)
From net realized capital gains on security transactions	(429,807)	(14,611)	(209,998)	(44,110)
Decrease in net assets from distributions to shareholders	(869,489)	(932,263)	(209,998)	(314,178)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,646,408	8,616,023	428,316	3,573,791
Net asset value of shares issued in reinvestment of distributions to shareholders	852,572	893,022	193,490	279,774
Payments for shares redeemed	(9,237,124)	(10,729,648)	(6,570,214)	(3,551,749)
Net increase (decrease) in net assets from capital share transactions	(4,738,144)	(1,220,603)	(5,948,408)	301,816

TOTAL INCREASE (DECREASE) IN NET ASSETS	(246,849)	12,598,390	(5,719,653)	8,957,207

NET ASSETS
Beginning of period	94,287,066	81,688,676	54,875,177	45,917,970
End of period	$94,040,217	$94,287,066	$49,155,524	$54,875,177

ACCUMULATED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$1,101	$435	$43,654	$(54,482)

CAPITAL SHARE ACTIVITY
Shares sold	56,148	147,014	19,363	183,688
Shares reinvested	12,964	15,199	8,619	13,169
Shares redeemed	(142,079)	(183,959)	(295,808)	(179,903)
Net increase (decrease) in shares outstanding	(72,967)	(21,746)	(267,826)	16,954
Shares outstanding, beginning of period	1,501,941	1,523,687	2,531,696	2,514,742
Shares outstanding, end of period	1,428,974	1,501,941	2,263,870	2,531,696

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Alabama Tax Free Bond Fund
	Six Months Ended Sept. 30, 2014 (Unaudited)	Year Ended March 31, 2014
FROM OPERATIONS
Net investment income	$216,271	$465,168
Net realized losses from security transactions	(10,382)	(3,126)
Net change in unrealized appreciation (depreciation) on investments	93,188	(352,648)
Net increase in net assets from operations	299,077	109,394

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(216,262)	(466,887)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	975,797	2,039,630
Net asset value of shares issued in reinvestment of distributions to shareholders	194,092	412,246
Payments for shares redeemed	(3,360,581)	(2,729,087)
Net decrease in net assets from capital share transactions	(2,190,692)	(277,211)

TOTAL DECREASE IN NET ASSETS	(2,107,877)	(634,704)

NET ASSETS
Beginning of period	32,629,942	33,264,646
End of period	$30,522,065	$32,629,942

ACCUMULATED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME	$—	$(9)

CAPITAL SHARE ACTIVITY
Shares sold	92,420	194,253
Shares reinvested	18,400	39,198
Shares redeemed	(318,423)	(259,072)
Net decrease in shares outstanding	(207,603)	(25,621)
Shares outstanding, beginning of period	3,104,677	3,130,298
Shares outstanding, end of period	2,897,074	3,104,677

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended Sept. 30, 2014		Years Ended March 31,
	(Unaudited)		2014	2013	2012	2011	2010
Net asset value at beginning of period	$62.78		$53.61	$50.42	$48.00	$40.89	$26.72

Income from investment operations:
Net investment income	0.31		0.62	0.64	0.47	0.39	0.40
Net realized and unrealized gains on investments	3.33		9.17	4.21	2.66	7.19	14.17
Total from investment operations	3.64		9.79	4.85	3.13	7.58	14.57

Less distributions:
Dividends from net investment income	(0.31)		(0.61)	(0.64)	(0.48)	(0.39)	(0.40)
Distributions from net realized gains	(0.30)		(0.01)	(1.02)	(0.23)	(0.08)	—
Total distributions	(0.61)		(0.62)	(1.66)	(0.71)	(0.47)	(0.40)

Net asset value at end of period	$65.81		$62.78	$53.61	$50.42	$48.00	$40.89

Total return (a)	5.80	%(b)	18.34%	9.93%	6.67%	18.69%	54.71%

Net assets at end of period (000's)	$94,040		$94,287	$81,689	$72,268	$66,373	$57,766

Ratio of total expenses to average net assets	0.84	%(c)	0.84%	0.85%	0.87%	0.88%	0.90%

Ratio of net investment income to average net assets	0.93	%(c)	1.06%	1.29%	1.01%	0.92%	1.14%

Portfolio turnover rate	9	%(b)	36%	38%	36%	26%	30%

(a)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended Sept. 30, 2014		Years Ended March 31,
	(Unaudited)		2014	2013	2012		2011	2010
Net asset value at beginning of period	$21.68		$18.26	$16.26	$15.89		$12.87	$8.46

Income from investment operations:
Net investment income	0.04		0.09	0.10	0.04		0.03	0.05
Net realized and unrealized gains on investments	0.08		3.46	2.05	0.37		3.03	4.41
Total from investment operations	0.12		3.55	2.15	0.41		3.06	4.46

Less distributions:
Dividends from net investment income	—		(0.11)	(0.11)	(0.04)		(0.03)	(0.05)
In excess of net investment income	—		—	—	—		(0.01)	—
Distributions from net realized gains	(0.09)		(0.02)	(0.04)	(0.00	)(a)	—	—
Total distributions	(0.09)		(0.13)	(0.15)	(0.04)		(0.04)	(0.05)

Net asset value at end of period	$21.71		$21.68	$18.26	$16.26		$15.89	$12.87

Total return (b)	0.53	%(c)	19.43%	13.35%	2.59%		23.80%	52.73%

Net assets at end of period (000's)	$49,156		$54,875	$45,918	$39,843		$39,983	$32,198

Ratio of net expenses to average net assets	1.05	%(d)	1.06%	1.08%	1.09%		1.13%	1.13	%(e)

Ratio of net investment income to average net assets	0.37	%(d)	0.43%	0.63%	0.29%		0.21%	0.47%

Portfolio turnover rate	4	%(c)	10%	12%	18%		20%	10%
(a)	Amount rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Absent voluntary advisory fee waivers by the Adviser, the ratio of expenses to average net assets would have been 1.18% for the year ended March 31, 2010.

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended Sept. 30, 2014		Years Ended March 31,
	(Unaudited)		2014	2013	2012	2011		2010
Net asset value at beginning of period	$10.51		$10.63	$10.64	$10.45	$10.53		$10.54

Income (loss) from investment operations:
Net investment income	0.07		0.15	0.18	0.23	0.26		0.28
Net realized and unrealized gains (losses) on investments	0.03		(0.12)	(0.01)	0.19	(0.07)		(0.00	)(a)
Total from investment operations	0.10		0.03	0.17	0.42	0.19		0.28

Less distributions:
Dividends from net investment income	(0.07)		(0.15)	(0.18)	(0.23)	(0.27)		(0.28)
Distributions from net realized gains	—		—	—	—	(0.00	)(a)	(0.01)
Total distributions	(0.07)		(0.15)	(0.18)	(0.23)	(0.27)		(0.29)

Net asset value at end of period	$10.54		$10.51	$10.63	$10.64	$10.45		$10.53

Total return (b)	0.97	%(c)	0.28%	1.64%	4.04%	1.78%		2.88%

Net assets at end of period (000's)	$30,522		$32,630	$33,265	$24,719	$27,026		$29,716

Ratio of total expenses to average net assets	0.77	%(d)	0.76%	0.76%	0.80%	0.77%		0.75%

Ratio of net expenses to average net assets (e)	0.65	%(d)	0.65%	0.65%	0.65%	0.65%		0.65%

Ratio of net investment income to average net assets (e)	1.36	%(d)	1.41%	1.70%	2.17%	2.51%		2.85%

Portfolio turnover rate	0%		10%	7%	18%	21%		32%

(a)	Amount rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2014 (Unaudited)

1. Organization

The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund (the "Funds") are each a no-load series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The Government Street Equity Fund and The Government Street Mid-Cap Fund are each a diversified fund and The Alabama Tax Free Bond Fund is a non-diversified fund. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Government Street Equity Fund's investment objective is to seek capital appreciation.

The Government Street Mid-Cap Fund's investment objective is to seek capital appreciation.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

2. Significant Accounting Policies

The following is a summary of the Funds' significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Securities valuation — The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.

Fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities.

When market quotations are not readily available, if a pricing service cannot provide a price or the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using procedures established by and under the general supervision of the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

Fixed income securities, including municipal bonds, are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various "other significant observable inputs" including bid and ask quotations, prices of similar securities and interest rates, among other factors. Commercial paper held by the Funds is classified as Level 2 since it is valued at amortized cost, which approximates the current fair value of the security and is not obtained from a quoted price in an active market.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund's investments as of September 30, 2014 by security type:

The Government Street Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$81,049,938	$—	$—	$81,049,938
Exchange-Traded Funds	6,400,139	—	—	6,400,139
Exchange-Traded Notes	2,760,160	—	—	2,760,160
Warrants	19,120	—	—	19,120
Commercial Paper	—	4,246,000	—	4,246,000
Money Market Funds	72,708	—	—	72,708
Total	$90,302,065	$4,246,000	$—	$94,548,065

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Government Street Mid-Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$41,402,023	$—	$—	$41,402,023
Preferred Stocks	25,180	—	—	25,180
Exchange-Traded Funds	4,208,000	—	—	4,208,000
Exchange-Traded Notes	992,596	—	—	992,596
Commercial Paper	—	2,741,000	—	2,741,000
Money Market Funds	78,404	—	—	78,404
Total	$46,706,203	$2,741,000	$—	$49,447,203

The Alabama Tax Free Bond Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$30,128,099	$—	$30,128,099
Money Market Funds	165,125	—	—	165,125
Total	$165,125	$30,128,099	$—	$30,293,224

Refer to The Government Street Equity Fund's and The Government Street Mid-Cap Fund's Schedules of Investments for a listing of the common stocks by sector type. As of September 30, 2014, the Funds did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of September 30, 2014. It is the Funds' policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either temporary or permanent in nature.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions paid during the periods ended September 30, 2014 and March 31, 2014 is as follows:

	Period Ended	Ordinar Income	Exempt-Interest Dividends	Long-Term Gains	Total Distributions
The Government Street Equity Fund	9/30/14	$439,682	$—	$429,807	$869,489
	3/31/14	$917,652	$—	$14,611	$932,263
The Government Street Mid-Cap Fund	9/30/14	$—	$—	$209,998	$209,998
	3/31/14	$270,068	$—	$44,110	$314,178
The Alabama Tax Free Bond Fund	9/30/14	$—	$216,262	$—	$216,262
	3/31/14	$1,238	$465,649	$—	$466,887

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the "Code"). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and any realized capital gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of September 30, 2014:

	The Government Street Equity Fund	The Government Street Mid-Cap Fund	The Alabama Tax Free Bond Fund
Cost of portfolio investments	$57,762,032	$29,370,418	$29,663,523
Gross unrealized appreciation	$37,105,616	$20,468,915	$664,255
Gross unrealized depreciation	(319,583)	(392,130)	(34,554)
Net unrealized appreciation	36,786,033	20,076,785	629,701
Undistributed ordinary income	6,033	43,654	—
Undistributed tax exempt income	—	—	3,124
Undistributed long-term gains	3,097,992	1,273,376	—
Capital loss carryforwards	—	—	(52,979)
Other gains (losses)	1,705,161	485,998	(10,382)
Other temporary differences	(4,932)	—	(3,124)
Total distributable earnings	$41,590,287	$21,879,813	$566,340

The difference between the federal income tax cost and the financial statement cost of portfolio investments for The Government Street Equity Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to adjustments to basis on publicly traded partnerships.

As of March 31, 2014, The Alabama Tax Free Bond Fund had a short-term capital loss carryforward for federal income tax purposes of $23,075 and a long-term capital loss carryforward for federal income tax purposes of $29,904, both of which may be carried forward indefinitely. These capital loss carryforwards are available to offset realized capital gains in the current and future years, thereby reducing future taxable gains distributions.

During the six months ended September 30, 2014, The Government Street Equity Fund and The Government Street Mid-Cap Fund realized $3,609,846 and $3,329,346, respectively, of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds have reclassified these amounts against paid-in capital. These reclassifications are reflected on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on each Fund's net assets or net asset value per share.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for the current and all open tax years (tax years ended March 31, 2011 through March 31, 2014) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the six months ended September 30, 2014, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, totaled $8,070,077 and $14,260,019, respectively, for The Government Street Equity Fund; $2,110,190 and $8,962,243, respectively, for The Government Street Mid-Cap Fund; and $0 and $1,744,413, respectively, for The Alabama Tax Free Bond Fund.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Leavell Investment Management, Inc. (the "Adviser") under the terms of an Investment Advisory Agreement. The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. The Alabama Tax Free Bond Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such assets in excess of $100 million.

During the six months ended September 30, 2014, the Adviser voluntarily undertook to limit the total operating expenses of The Alabama Tax Free Bond Fund to .65% of the Fund's average daily net assets. Accordingly, the Adviser waived $18,969 of its investment advisory fees from The Alabama Tax Free Bond Fund during the six months ended September 30, 2014.

Certain officers of the Trust are also officers of the Adviser.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

OTHER SERVICE PROVIDERS
Ultimus Fund Solutions, LLC ("Ultimus") provides fund administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the "Distributor"), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES
Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $12,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chairman); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Prior to July 1, 2014, the annual retainer was $10,000.

5. Contingencies and Commitments

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Concentration of Credit Risk

The Alabama Tax Free Bond Fund invests primarily in debt instruments of municipal issuers in the state of Alabama. The issuers' abilities to meet their obligations may be affected by economic developments in the state or its region, as well as disruptions in the credit markets and the economy, generally.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund's gross income, directly reduce the investment returns of the Funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2014 through September 30, 2014).

The table below illustrates each Fund's ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

Hypothetical 5% return – This section is intended to help you compare the Funds' ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the "SEC") requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE GOVERNMENT STREET FUNDS
 ABOUT YOUR FUNDS' EXPENSES (Unaudited)
(Continued)

More information about the Funds' expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

	Beginning Account Value April 1, 2014	Ending Account Value Sept. 30, 2014	Expenses Paid During Period*
The Government Street Equity Fund
Based on Actual Fund Return	$1,000.00	$1,058.00	$4.33
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.86	$4.26
The Government Street Mid-Cap Fund
Based on Actual Fund Return	$1,000.00	$1,005.30	$5.28
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.80	$5.32
The Alabama Tax Free Bond Fund
Based on Actual Fund Return	$1,000.00	$1,009.70	$3.27
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.81	$3.29

*
Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Government Street Equity Fund	0.84%
The Government Street Mid-Cap Fund	1.05%
The Alabama Tax Free Bond Fund	0.65%

THE GOVERNMENT STREET FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

On July 21, 2014, at a Special Meeting of Shareholders, shareholders of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund (the "Funds") approved new Investment Advisory Agreements (the "New Advisory Agreements") on behalf of each Fund. This Special Meeting was called due to a change in control of Leavell Investment Management, Inc. (the "Adviser") which, when effected, caused each Fund's investment advisory agreement in effect prior to July 21, 2014 (the "Former Advisory Agreements") to terminate. Prior to submitting the New Advisory Agreements to shareholders for approval at the Special Meeting, the Board of Trustees, including a majority of the Independent Trustees, approved the New Advisory Agreements with the Adviser on behalf of the Funds at an in-person meeting held on May 20, 2014. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board's approvals of the New Advisory Agreements.

In selecting the Adviser and approving the New Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. The Trustees considered the information they received when they last approved the continuance of the Former Advisory Agreements at an in-person meeting held on February 25, 2014. The Independent Trustees consulted with experienced counsel for the Independent Trustees, who is independent of the Adviser, during their deliberations.

The Board of Trustees gave substantial weight to the Adviser's representations that: (i) the responsibilities of the Adviser under the New Advisory Agreements are the same in all material respects as under the Former Advisory Agreements; (ii) the operations of the Adviser and the level or quality of advisory services provided to the Funds will not be materially affected as a result of the New Advisory Agreements; (iii) the same personnel of the Adviser who provide investment advisory services to the Funds under the Former Advisory Agreements will continue to do so upon approval of the New Advisory Agreements; (iv) the management fee payable by each Fund will be at the same rate as the compensation under the Former Advisory Agreements; and (v) the financial condition of the Adviser will not be adversely affected by the change in control.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives. The Trustees also considered the scope and

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accounting firm in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the New Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout" benefits to the Adviser. The Trustees also considered the Adviser's representations that all of the Funds' portfolio trades were executed based on the best price and execution available, and that the Adviser does not participate in any soft dollar or directed brokerage arrangements. The Trustees further considered that the Adviser does not participate in any revenue sharing arrangements relating to the Funds. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based upon the performance of The Government Street Equity Fund and The Government Street Mid-Cap Fund during the fiscal year ended March 31, 2014, as well as their longer term performance, the Adviser has provided quality services to those Funds; (ii) although the short-term and long-term performance of The Alabama Tax Free Bond Fund has lagged its benchmark index and the average returns for comparably managed funds, such Fund is managed in a conservative investment style and has satisfactorily met the goal of providing tax-exempt income with limited exposure to credit and maturity risks; (iii) the investment advisory fees payable to the Adviser by each Fund are competitive with similarly managed funds, and the Independent Trustees believe the fees to be reasonable given the scope and quality of investment advisory services provided by the Adviser and other services provided to shareholders; (iv) the total operating expense ratio of each Fund is less than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; (v) the Adviser's voluntary commitment to cap overall operating expenses of The Alabama Tax Free Bond Fund through advisory fee waivers

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

has enabled that Fund to further increase returns for shareholders; and (vi) the level of the Adviser's profitability with respect to its management of the Funds is reasonable. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Advisory Agreements and each Trustee weighed the various factors as he or she deemed appropriate. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that approval of each New Advisory Agreement is in the best interests of each Fund and its shareholders. The Board of Trustees noted that the scope, quality, and nature of services to be provided by the Adviser, and the fees to be paid to the Adviser, under each of the New Advisory Agreements will be substantially identical to the scope, quality and nature of services provided, and fees paid, under each of the Former Advisory Agreements. After full consideration of the above factors as well as other factors, the Board of Trustees, with the Independent Trustees voting separately, unanimously concluded that approval of each of the New Advisory Agreements was in the best interest of the Funds and their shareholders and recommended approval of each of the New Advisory Agreements to the Funds' shareholders.

WILLIAMSBURT INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited)

On July 21, 2014, a Special Meeting of Shareholders of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund (the "Government Street Funds"), each a series of the Trust, was held for the purpose of approving a proposed new investment advisory agreement by and between the Trust and the Adviser, on behalf of each of the Government Street Funds, as a result of a change in the ownership structure of the Adviser.

Shareholders approved a new investment advisory agreement with respect to each Government Street Fund under which the Adviser will continue to act as the investment adviser by a vote as follows:

Fund	For	Against	Abstain	For Votes as % of Shares Voted
The Government Street Equity Fund	1,196,086.619	0	89.002	99.99%
The Government Street Mid-Cap Fund	2,337,436.765	0	0	100%
The Alabama Tax Free Bond Fund	2,574,711.440	0	0	100%

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The Government Street Funds
No Load Mutual Funds

Investment Adviser
Leavell Investment Management, Inc.
210 St. Joseph Street
Mobile, AL 36602

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707
1-866-738-1125

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109

Independent Registered Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, OH 45202

Board of Trustees
Robert S. Harris, Ph.D., Chairman
John P. Ackerly, IV
John T. Bruce
J. Finley Lee, Jr., Ph.D.
Harris V. Morrissette
Elizabeth W. Robertson

Portfolio Managers
Thomas W. Leavell,
The Government Street Equity Fund
The Government Street Mid-Cap Fund
Timothy S. Healey,
The Government Street Mid-Cap Fund
The Alabama Tax Free Bond Fund
Richard E. Anthony, Jr., CFA,
The Government Street Mid-Cap Fund
Michael J. Hofto, CFA,
The Government Street Mid-Cap Fund

THE
JAMESTOWN
FUNDS

No-Load Funds

The Jamestown Balanced Fund
The Jamestown Equity Fund
The Jamestown Tax Exempt Virginia Fund

SEMI-ANNUAL REPORT

September 30, 2014
(Unaudited)

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
Richmond, Virginia

LETTER TO SHAREHOLDERS	November 10, 2014

The Jamestown Balanced Fund

For the six months ended September 30, 2014, The Jamestown Balanced Fund (the "Fund") returned 3.93% compared to a 4.33% return for a blend of 60% S&P 500 Index/40% Barclays Intermediate U.S. Government/Credit Index. Equity markets rose during the first half of the fiscal year as markets overcame geopolitical concerns in Europe and the Middle East, the Federal Reserve ended their bond purchase program, and worries about global growth arose. The Barclays Intermediate U.S. Government/Credit Index returned 1.20% as short term interest rates rose slightly while long term interest rates fell modestly during the period. Corporate spreads were modestly tighter over the six month period.

The Fund underperformed during the first half of the fiscal year due to slight underperformance in both the bond and equity portions of the portfolio. The bond portion of the Fund benefitted from an overweight in corporate bonds, while the underweight to longer dated bonds hurt performance. In the equity market, Information Technology and Health Care sectors led the market higher, while the Energy, Industrials, Utilities, and Consumer Discretionary sectors lagged during the first half of the fiscal year. The equity portion of the Fund underperformed the S&P 500 Index during the period largely due to sector allocation, primarily from the drag of the cash position in a rising market. Stock selection was positive as strong selection in the Materials, Consumer Staples, and Industrials sectors more than offset the negative selection in the Consumer Discretionary and Information Technology sectors. As of September 30, 2014, the largest sector overweights in the equity portion of the Fund were in the Health Care and Industrials sectors. The largest sector underweights in the Fund were in the Utilities, Telecommunication Services, and Consumer Staples sectors.

While U.S. growth has improved, economic conditions remain sluggish in Europe and Japan. U.S. government bond yields are higher than those of Europe and Japan, leading to incremental demand for U.S. debt. Subdued inflation enabled long maturity yields to drop as the yield curve continues to flatten. We continue to have a shorter duration than the Barclays Intermediate U.S. Government/Credit Index and have maintained our overweight in corporate bonds at the expense of Treasuries. As of September 30, the Fund had 64.4% invested in equities, 29.4% in fixed income, and 6.2% in cash equivalents.

The S&P 500 Index has slightly outperformed corporate earnings growth so far this fiscal year as valuation has expanded modestly. We believe that further upside will likely depend more on future earnings growth rather than further expansion in valuation. The market was trading at about 16X earnings as of September 30, 2014, slightly above the historical average. The interest rate environment has been supportive as rates fell during the most recent quarter despite the Federal Reserve moving to end their bond buying program. The U.S. economy continues to grow modestly while inflation remains well contained. Concerns about global growth, especially in Europe, have led to increased volatility, but overall global growth has continued on the moderate pace that has been in place for the past several years.

We continue to evaluate the factors above and look for the opportunity to buy high-quality businesses trading at reasonable prices. Our biggest concerns continue to be the very elevated level of profit margins currently enjoyed by public companies, as well as the pace of global economic growth. Margins are likely to be supported until there is significant pressure from wage growth or an economic slowdown, neither of which appear imminent.

1

Jamestown Equity Fund

For the six months ended September 30, 2014, The Jamestown Equity Fund (the "Fund") returned 5.60% compared to 6.42% for the S&P 500 Index. Equity markets rose during the first half of the fiscal year as markets overcame geopolitical concerns in Europe and the Middle East, the Federal Reserve ended their bond purchase program, and worries about global growth arose. The Information Technology and Health Care sectors led the market higher, while the Energy, Industrials, Utilities, and Consumer Discretionary sectors lagged during the first half of the fiscal year. The Jamestown Equity Fund underperformed the S&P 500 Index during the first half of the fiscal year largely due to sector allocation, primarily from the drag of the cash position in a rising market. Stock selection was positive as strong selection in the Materials, Consumer Staples, and Industrials sectors more than offset the negative selection in the Consumer Discretionary and Information Technology sectors.

The S&P 500 Index has slightly outperformed corporate earnings growth so far this fiscal year as valuation has expanded modestly. We believe that further upside will likely depend more on future earnings growth rather than further expansion in valuation. The market was trading at about 16X earnings as of September 30, slightly above the historical average. The interest rate environment has been supportive as rates fell during the most recent quarter despite the Federal Reserve moving to end its bond buying program. The U.S. economy continues to grow modestly while inflation remains well contained. Concerns about global growth, especially in Europe, have led to increased volatility, but overall global growth has continued on the moderate pace that has been in place for the past several years.

We continue to evaluate the factors above and look for the opportunity to buy high-quality businesses trading at reasonable prices. Our biggest concerns continue to be the very elevated level of profit margins currently enjoyed by public companies, as well as the pace of global economic growth. Margins are likely to be supported until there is significant pressure from wage growth or an economic slowdown, neither of which appear imminent.

As of September 30, 2014, the largest sector overweights in the portfolio were in the Health Care and Industrials sectors. The largest sector underweights in the Fund were in the Utilities, Telecommunication Services, and the Consumer Staples sectors.

Jamestown Tax Exempt Virginia Fund

For the six-month period ended September 30, 2014, The Jamestown Tax Exempt Virginia Fund (the "Fund") returned 1.65%. By comparison, the Barclays 5-year Municipal Bond Index posted a return of 2.08% and the Barclays 1-10 year Municipal Blend Index (the "Benchmark") gained 2.43% for the period. For the month of September, 2014, the Fund's SEC 30-day yield was 1.67%, which is a taxable equivalent yield of 2.95% for investors subject to the maximum 43.4% federal income tax rate.

Bond prices gained and yields declined during the six-month period. While U.S. growth has improved, economic conditions remain sluggish in Europe and Japan. U.S. government bond yields are higher than those of Europe and Japan, leading to incremental demand for U.S. debt. Subdued inflation enabled long maturity yields to drop as the yield curve continues to flatten. Rising geopolitical tensions also resulted in greater demand for safe haven assets such as U.S. Treasuries. As expected, the Federal Reserve steadily reduced its bond purchases this year and ended the bond-buying program in October. Despite some price weakness in September,

2

municipal bonds outperformed Treasuries during the six-month period. Tax exempt bond funds and ETFs saw steady inflows in 2014, in contrast to the heavy net redemptions that prevailed in 2013. Supply/demand imbalance has kept tax exempt bond valuations on the rich side most of the year. Primary market issuance has remained below average while investor demand has been buoyant.

The Fund's relative performance can be attributed to its intermediate maturity structure and its emphasis on high credit quality. The municipal yield curve flattened during the period, with yields on long maturities dropping more than those on short and intermediate maturities. This resulted in outperformance for long maturity bonds. The Fund's overweight in short maturities caused performance to lag that of the Benchmark. At September 30, 2014, the Fund's average stated maturity was 5.6 years, compared to 5.2 years at the beginning of the period, and the effective duration increased to 3.7 years from 3.5 years.

Quality spreads narrowed during the period as income-starved investors moved down in quality to earn incremental yield. The relatively rich trading levels of Virginia credits puts the Fund at a modest yield disadvantage compared to national benchmarks. However, the Fund's income distributions to Virginia residents are exempt from both federal and state taxation.

We expect the Fund will remain cautiously positioned with regard to interest rate sensitivity while seeking opportunities to enhance the income for the Fund's investors.

Charles M. Caravati, III, CFA President Jamestown Balanced Fund Jamestown Equity Fund	Joseph A. Jennings, III, CFA President Jamestown Tax Exempt Virginia Fund

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Performance data, current to the most recent month end, may be obtained by calling 1-866-738-1126.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of September 30, 2014, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.jamestownfunds.com. The Funds are distributed by Ultimus Fund Distributors, LLC.

3

THE JAMESTOWN BALANCED FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Jamestown Balanced Fund, the Standard & Poor's 500® Index and the
60% S&P 500® Index / 40% Barclays Intermediate U.S. Government/Credit Index

	Average Annual Total Returns(a) (for periods ended September 30, 2014)
	1 Year	5 Years	10 Years
The Jamestown Balanced Fund	13.43%	10.54%	6.28%
Standard & Poor's 500® Index	19.73%	15.70%	8.11%
60% S&P 500® Index / 40% Barclays Intermediate U.S. Government/Credit Index	12.51%	10.88%	6.76%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Jamestown Equity Fund and the Standard & Poor's 500® Index

	Average Annual Total Returns(a) (for periods ended September 30, 2014)
	1 Year	5 Years	10 Years
The Jamestown Equity Fund	19.13%	14.44%	7.25%
Standard & Poor's 500® Index	19.73%	15.70%	8.11%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Jamestown Tax Exempt Virginia Fund, the Barclays 1-10 Year Municipal Blend Index*,
 the Barclays 5-Year Municipal Bond Index** and the Barclays Municipal Bond Index

	Average Annual Total Returns(a) (for periods ended September 30, 2014)
	1 Year	5 Years	10 Years
The Jamestown Tax Exempt Virginia Fund	2.82%	2.24%	2.94%
Barclays 1-10 Year Municipal Blend Index	7.13%	5.05%	5.04%
Barclays 5-Year Municipal Bond Index	3.96%	3.54%	4.04%
Barclays Municipal Bond Index	7.93%	4.67%	4.72%

*	The Barclays 1-10 Year Municipal Blend Index is an unmanaged, market value-weighted index which covers the short and intermediate components of the U.S. investment-grade tax-exempt bond market. Because the composition of this Index is more representative of the maturity structure of the Jamestown Tax Exempt Virginia Fund than the Barclays 5-Year Municipal Bond Index, which represents a more narrow maturity band on the yield curve, the Barclays 1-10 Year Municipal Blend Index is believed to be the most appropriate broad-based securities market index against which to compare the Fund's performance.

**	The Barclays 5-Year Municipal Bond Index is an unmanaged index generally representative of 5-year tax-exempt bonds. Previously, this Index was used as the Fund's primary benchmark.

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

THE JAMESTOWN BALANCED FUND
PORTFOLIO INFORMATION
September 30, 2014 (Unaudited)

Asset Allocation (% of Net Assets)

Ten Largest Equity Holdings	% of Net Assets
Apple, Inc.	2.7%
General Electric Company	1.8%
JPMorgan Chase & Company	1.7%
Actavis plc	1.6%
LyondellBasell Industries NV - Class A	1.6%
Amgen, Inc.	1.5%
Discover Financial Services	1.5%
Cisco Systems, Inc.	1.5%
Principal Financial Group, Inc.	1.4%
United Technologies Corporation	1.4%

Equity Sector Concentration vs. the S&P 500® Index (64.4% of Net Assets)

Fixed-Income Portfolio (30.0% of Net Assets)		Credit Quality	Composite Quality
Average Stated Maturity (Years)	3.42	AAA	43.4%
Average Duration (Years)	3.08	AA	14.5%
Average Coupon	3.95%	A	33.3%
Average Yield to Maturity	1.45%	BBB	8.8%

Sector Breakdown	% of Fixed Income Portfolio
U.S. Treasury Obligations	26.9%
U.S. Government Agency Obligations	9.8%
Corporate Bonds	56.7%
Mortgage-Backed Securities	4.7%
Municipal Bonds	1.9%

7

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
September 30, 2014 (Unaudited)

Asset Allocation (% of Net Assets)

Ten Largest Equity Holdings	% of Net Assets
Apple, Inc.	4.2%
General Electric Company	2.5%
JPMorgan Chase & Company	2.4%
Amgen, Inc.	2.2%
CVS Health Corporation	2.2%
AmerisourceBergen Corporation	2.2%
Ameriprise Financial, Inc.	2.2%
Actavis plc	2.2%
Discover Financial Services	2.1%
McKesson Corporation	2.0%

Sector Concentration vs. the S&P 500® Index

8

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO INFORMATION
September 30, 2014 (Unaudited)

Characteristics
30-day SEC Yield	1.67%
Tax-Equivalent Yield	2.95%*
Average Stated Maturity (years)	5.6
Average Duration (years)	3.7
Average Quality	AA
Number of Issues	54

* Assumes a maximum 43.4% federal tax rate.

Maturity Breakdown (% of Portfolio)

Credit Quality (% of Portfolio)	Sector Diversification (% of Portfolio)

9

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS
September 30, 2014 (Unaudited)

COMMON STOCKS — 64.4%	Shares	Value
Consumer Discretionary — 8.7%
Comcast Corporation - Class A	4,700	$252,766
Dollar Tree, Inc. (a)	4,500	252,315
Johnson Controls, Inc.	5,400	237,600
Macy's, Inc.	4,200	244,356
Priceline Group, Inc. (The) (a)	105	121,651
TJX Companies, Inc. (The)	4,300	254,431
Viacom, Inc. - Class B	2,900	223,126
		1,586,245
Consumer Staples — 4.5%
Archer-Daniels-Midland Company	4,500	229,950
CVS Health Corporation	3,100	246,729
PepsiCo, Inc.	2,200	204,798
Procter & Gamble Company (The)	1,700	142,358
		823,835
Energy — 6.1%
Apache Corporation	2,300	215,901
Baker Hughes, Inc.	1,800	117,108
Chevron Corporation	1,500	178,980
Hess Corporation	2,600	245,232
Marathon Oil Corporation	4,900	184,191
Noble Corporation plc	8,000	177,760
		1,119,172
Financials — 10.5%
Ameriprise Financial, Inc.	2,000	246,760
Discover Financial Services	4,200	270,438
Invesco Ltd.	4,650	183,582
JPMorgan Chase & Company	5,200	313,248
MetLife, Inc.	4,600	247,112
Morgan Stanley	4,100	141,737
PNC Financial Services Group, Inc. (The)	2,850	243,903
Principal Financial Group, Inc.	5,000	262,350
		1,909,130
Health Care — 10.4%
Abbott Laboratories	3,000	124,770
AbbVie, Inc.	2,500	144,400
Actavis plc (a)	1,200	289,536
Aetna, Inc.	2,000	162,000
AmerisourceBergen Corporation	3,200	247,360
Amgen, Inc.	2,000	280,920
McKesson Corporation	1,300	253,071
Thermo Fisher Scientific, Inc.	2,100	255,570
UnitedHealth Group, Inc.	1,600	138,000
		1,895,627

10

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 64.4% (Continued)	Shares	Value
Industrials — 9.7%
Dover Corporation	3,000	$240,990
Eaton Corporation plc	3,500	221,795
FedEx Corporation	1,500	242,175
General Electric Company	12,850	329,217
Norfolk Southern Corporation	2,200	245,520
Ryder System, Inc.	2,500	224,925
United Technologies Corporation	2,425	256,080
		1,760,702
Information Technology — 11.6%
Apple, Inc.	4,900	493,675
Cisco Systems, Inc.	10,500	264,285
EMC Corporation	8,500	248,710
Google, Inc. - Class A (a)	325	191,233
Google, Inc. - Class C (a)	325	187,642
Microsoft Corporation	3,700	171,532
Oracle Corporation	4,800	183,744
QUALCOMM, Inc.	3,300	246,741
TE Connectivity Ltd.	2,100	116,109
		2,103,671
Materials — 1.6%
LyondellBasell Industries N.V. - Class A	2,600	282,516

Telecommunication Services — 1.3%
Verizon Communications, Inc.	4,900	244,951

Total Common Stocks (Cost $6,516,084)		$11,725,849

U.S. TREASURY OBLIGATIONS — 8.1%	Par Value	Value
U.S. Treasury Notes — 8.1%
4.25%, 11/15/2014	$350,000	$351,791
0.375%, 08/31/2015	300,000	300,762
4.25%, 11/15/2017	400,000	437,875
2.625%, 08/15/2020	175,000	180,906
2.125%, 08/15/2021	120,000	119,400
2.75%, 02/15/2024	80,000	81,881
Total U.S. Treasury Obligations (Cost $1,436,658)		$1,472,615

11

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (Continued)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.9%	Par Value	Value
Federal Home Loan Mortgage Corporation — 2.9%
5.25%, due 04/18/2016 (Cost $498,444)	$500,000	$536,794

CORPORATE BONDS — 17.0%	Par Value	Value
Consumer Discretionary — 1.1%
Anheuser-Busch Companies, Inc., 4.50%, due 04/01/2018	$100,000	$108,786
Comcast Corporation, 5.70%, due 07/01/2019	75,000	86,652
		195,438
Consumer Staples — 2.3%
Colgate-Palmolive Company, 1.95%, due 02/01/2023	100,000	92,889
General Mills, Inc., 5.70%, due 02/15/2017	150,000	165,706
PepsiCo, Inc., 3.10%, due 01/15/2015	75,000	75,597
Wal-Mart Stores, Inc., 4.25%, due 04/15/2021	75,000	82,548
		416,740
Energy — 1.2%
Shell International Finance B.V., 4.30%, due 09/22/2019	100,000	109,795
Total Capital S.A., 3.00%, due 06/24/2015	100,000	101,925
		211,720
Financials — 6.0%
Aflac, Inc., 2.65%, due 02/15/2017	75,000	77,310
American Express Credit Corporation, 2.125%, due 03/18/2019	80,000	79,673
BB&T Corporation, 2.15%, due 03/22/2017	100,000	101,627
Berkshire Hathaway Financial Corporation, 2.90%, due 10/15/2020	100,000	101,649
General Electric Capital Corporation, 4.65%, due 10/17/2021	84,000	92,523
Goldman Sachs Group, Inc., 3.70%, due 08/01/2015	100,000	102,515
JPMorgan Chase & Company, 3.40%, due 06/24/2015	110,000	112,308

12

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 17.0% (Continued)	Par Value	Value
Financials — 6.0% (Continued)
JPMorgan Chase & Company, 1.125%, due 05/16/2017	$95,000	$94,637
PNC Funding Corporation, 5.125%, due 02/08/2020	110,000	124,025
Royal Bank of Canada, 2.30%, due 07/20/2016	100,000	102,683
Wells Fargo Bank, 5.75%, due 05/16/2016	105,000	113,137
		1,102,087
Health Care — 3.2%
Amgen, Inc., 5.85%, due 06/01/2017	125,000	139,238
GlaxoSmithKline plc, 5.65%, due 05/15/2018	200,000	226,405
Medtronic, Inc., 4.75%, due 09/15/2015	100,000	104,077
Novartis Securities Investment Ltd., 5.125%, due 02/10/2019	100,000	112,306
		582,026
Industrials — 0.5%
Illinois Tool Works, Inc., 3.50%, due 03/01/2024	100,000	101,628

Information Technology — 0.9%
Cisco Systems, Inc., 4.95%, due 02/15/2019	71,000	79,462
Oracle Corporation, 2.50%, due 10/15/2022	100,000	95,570
		175,032
Telecommunication Services — 1.0%
Discovery Communications, Inc., 5.05%, due 06/01/2020	100,000	110,893
Verizon Communications, Inc., 2.50%, due 09/15/2016	65,000	66,709
		177,602
Utilities — 0.8%
Virginia Electric & Power Company, 5.00%, due 06/30/2019	125,000	140,551

Total Corporate Bonds (Cost $3,017,290)		$3,102,824

13

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (Continued)

MORTGAGE-BACKED SECURITIES — 1.4%	Par Value	Value
Federal Home Loan Mortgage Corporation — 0.4%
Pool #A97047, 4.50%, due 02/01/2041	$60,947	$65,792

Federal National Mortgage Association — 1.0%
Pool #618465, 5.00%, due 12/01/2016	11,696	12,527
Pool #255455, 5.00%, due 10/01/2024	39,780	43,876
Pool #255702, 5.00%, due 05/01/2025	52,153	57,522
Pool #808413, 5.50%, due 01/01/2035	59,231	66,172
		180,097
Government National Mortgage Association — 0.0% (b)
Pool #781344, 6.50%, due 10/15/2031	8,211	9,419

Total Mortgage-Backed Securities (Cost $234,846)		$255,308

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 0.6%	Par Value	Value
Virginia State, Build America Bonds, Taxable, GO, 2.95%, due 06/01/2019 (Cost $99,954)	$100,000	$105,779

Total Investments at Value — 94.4% (Cost $11,803,276)		$17,199,169

Other Assets in Excess of Liabilities — 5.6%		1,022,310

Net Assets — 100.0%		$18,221,479

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

14

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2014 (Unaudited)

COMMON STOCKS — 93.4%	Shares	Value
Consumer Discretionary — 12.3%
Comcast Corporation - Class A	11,500	$618,470
Dollar Tree, Inc. (a)	10,700	599,949
Johnson Controls, Inc.	12,700	558,800
Macy's, Inc.	10,000	581,800
Priceline Group, Inc. (The) (a)	300	347,574
TJX Companies, Inc. (The)	9,800	579,866
Viacom, Inc. - Class B	6,800	523,192
		3,809,651
Consumer Staples — 7.5%
Archer-Daniels-Midland Company	10,700	546,770
CVS Health Corporation	8,600	684,474
PepsiCo, Inc.	5,100	474,759
Procter & Gamble Company (The)	3,800	318,212
Wal-Mart Stores, Inc.	3,800	290,586
		2,314,801
Energy — 8.6%
Apache Corporation	5,300	497,511
Baker Hughes, Inc.	4,300	279,758
Chevron Corporation	3,500	417,620
Hess Corporation	6,300	594,216
Marathon Oil Corporation	12,200	458,598
Noble Corporation plc	18,500	411,070
		2,658,773
Financials — 15.1%
Ameriprise Financial, Inc.	5,500	678,590
Discover Financial Services	9,900	637,461
Invesco Ltd.	11,650	459,942
JPMorgan Chase & Company	12,500	753,000
MetLife, Inc.	11,000	590,920
Morgan Stanley	9,700	335,329
PNC Financial Services Group, Inc. (The)	7,100	607,618
Principal Financial Group, Inc.	12,000	629,640
		4,692,500
Health Care — 14.8%
Abbott Laboratories	6,600	274,494
AbbVie, Inc.	6,000	346,560
Actavis plc (a)	2,780	670,758
Aetna, Inc.	4,600	372,600
AmerisourceBergen Corporation	8,800	680,240

15

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 93.4% (Continued)	Shares	Value
Health Care — 14.8% (Continued)
Amgen, Inc.	4,900	$688,254
McKesson Corporation	3,250	632,678
Thermo Fisher Scientific, Inc.	5,000	608,500
UnitedHealth Group, Inc.	3,800	327,750
		4,601,834
Industrials — 13.6%
Dover Corporation	6,750	542,227
Eaton Corporation plc	8,500	538,645
FedEx Corporation	3,600	581,220
General Electric Company	30,400	778,848
Norfolk Southern Corporation	5,300	591,480
Ryder System, Inc.	6,250	562,313
United Technologies Corporation	5,800	612,480
		4,207,213
Information Technology — 17.6%
Apple, Inc.	12,900	1,299,675
Cisco Systems, Inc.	24,000	604,080
EMC Corporation	21,000	614,460
Google, Inc. - Class A (a)	750	441,307
Google, Inc. - Class C (a)	750	433,020
International Business Machines Corporation	1,800	341,694
Microsoft Corporation	8,300	384,788
Oracle Corporation	12,100	463,188
QUALCOMM, Inc.	7,700	575,729
TE Connectivity Ltd.	5,300	293,037
		5,450,978
Materials — 2.0%
LyondellBasell Industries N.V. - Class A	5,700	619,362

Telecommunication Services — 1.9%
Verizon Communications, Inc.	11,600	579,884

Total Common Stocks — 93.4% (Cost $16,480,404)		$28,934,996

Other Assets in Excess of Liabilities — 6.6%		2,054,043

Net Assets — 100.0%		$30,989,039

(a)	Non-income producing security.

See accompanying notes to financial statements.

16

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
SCHEDULE OF INVESTMENTS
September 30, 2014 (Unaudited)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 91.7%	Par Value	Value
Capital Region Airport Commission, Virginia, Airport Revenue, 4.50%, due 07/01/2016	$520,000	$555,963
Chesterfield Co., Virginia, GO, 5.00%, due 01/01/2025	460,000	567,714
Chesterfield Co., Virginia, GO, 5.00%, due 01/01/2020	700,000	769,139
5.00%, due 01/01/2024	250,000	297,975
Fairfax Co., Virginia, Industrial Dev. Authority, Revenue, 5.00%, due 05/15/2022	750,000	849,825
Fairfax Co., Virginia, Sewer, Revenue, 4.50%, due 07/15/2030	250,000	277,252
Fairfax Co., Virginia, Water, Revenue, 5.00%, due 04/01/2027	500,000	595,395
Fauquier Co., Virginia, GO, 5.00%, due 07/01/2017,
prerefunded 07/01/2016 @ 100	500,000	541,140
Hampton Roads Sanitation District, Virginia, Wastewater, Revenue, 5.00%, due 04/01/2022	400,000	453,640
Hampton Roads Sanitation District, Virginia, Wastewater, Series A, Revenue, 5.00%, due 01/01/2027	400,000	462,552
Hampton, Virginia, GO, 5.00%, due 04/01/2020,
prerefunded 04/01/2015 @ 100	500,000	512,285
5.00%, due 04/01/2025	500,000	588,875
Harrisonburg, Virginia, GO, 5.00%, due 07/15/2022	350,000	424,263
Henrico Co., Virginia, Public Improvement, Series A, GO, 5.00%, due 12/01/2015	250,000	264,050
Henrico Co., Virginia, Water & Sewer, Revenue, 5.00%, due 05/01/2020	350,000	408,156
5.00%, due 05/01/2022	430,000	501,702
James City, Virginia, School District, GO, 5.00%, due 12/15/2018	500,000	529,095
Leesburg, Virginia, GO, 5.00%, due 09/15/2016	500,000	545,475
Lynchburg, Virginia, GO, 5.00%, due 06/01/2015	500,000	516,260
Lynchburg, Virginia, Public Improvement, Series A, GO, 5.00%, due 08/01/2019	625,000	734,900
Manassas, Virginia, Public Improvement, Series D, GO, 5.00%, due 07/01/2019	250,000	295,152

17

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
SCHEDULE OF INVESTMENTS (Continued)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 91.7% (Continued)	Par Value	Value
New Kent Co., Virginia, Economic Dev. Authority, Revenue, 5.00%, due 02/01/2019	$500,000	$545,825
Portsmouth, Virginia, GO, 5.00%, due 04/01/2016,
prerefunded 04/01/2015 @ 100	160,000	163,920
5.00%, due 04/01/2016	90,000	92,190
Portsmouth, Virginia, Series D, GO, 4.00%, due 12/01/2017	215,000	236,865
Prince William Co., Virginia, Lease Participation Certificates, 5.00%, due 10/01/2020	500,000	589,710
Roanoke, Virginia, Public Improvement, Series A, GO, 5.00%, due 07/15/2025	400,000	481,360
Southeastern Public Service Authority, Virginia, Revenue, 5.00%, due 07/01/2015, ETM	510,000	528,442
Spotsylvania Co., Virginia, Economic Dev. Authority, Revenue, 5.00%, due 06/01/2021	300,000	357,549
Spotsylvania Co., Virginia, GO, 5.00%, due 01/15/2023	400,000	486,704
Spotsylvania Co., Virginia, Water & Sewer, Revenue, 5.00%, due 06/01/2026	500,000	515,175
Suffolk, Virginia, Public Improvement, Series A, GO, 4.00%, due 08/01/2018	250,000	279,352
Upper Occoquan, Virginia, Sewer Authority, Revenue, 5.15%, due 07/01/2020	250,000	285,463
Virginia Beach, Virginia, Public Improvement, GO, 5.00%, due 06/01/2021,
prerefunded 06/01/2019 @ 100	250,000	294,420
Virginia Biotechnology Research Partnership Authority, Lease Revenue, 5.00%, due 09/01/2020	500,000	594,490
Virginia College Building Authority, Educational Facilities, Revenue, 5.00%, due 04/01/2017	500,000	511,640
5.00%, due 03/01/2019	250,000	290,233
4.00%, due 09/01/2026	500,000	550,805
Virginia Commonwealth Transportation Board, Federal Highway Reimbursement Anticipation Notes, Revenue, 5.00%, due 03/15/2025	500,000	596,275
5.00%, due 09/28/2015	500,000	523,990
Virginia Polytechnic Institute & State University, General and Athletic Facilities, Series D, Revenue, 5.00%, due 06/01/2016	115,000	116,615

18

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
SCHEDULE OF INVESTMENTS (Continued)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 91.7% (Continued)	Par Value	Value
Virginia Small Business Financing Authority, Healthcare Facilities, Revenue, 5.00%, due 11/01/2017	$250,000	$280,685
Virginia State Commonwealth Transportation Board, Federal Transportation Grant Anticipation Notes, Series A, Revenue, 5.00%, due 03/15/2023	500,000	594,750
Virginia State Public Building Authority, Public Facilities, Series D, Revenue, 5.00%, due 08/01/2016	1,000,000	1,002,310
Virginia State Public School Authority, Revenue, 5.00%, due 08/01/2023	500,000	599,755
Virginia State Public School Authority, Series A, Revenue, 5.00%, due 08/01/2020	585,000	634,778
Virginia State Public School Authority, Series B-1, Revenue, 5.00%, due 08/01/2018	500,000	576,535
Virginia State Resources Authority, Clean Water, Revenue, 5.00%, due 10/01/2021	500,000	588,775
Virginia State Resources Authority, Infrastructure, Revenue, 5.00%, due 11/01/2024,
prerefunded 11/01/2018 @ 100	15,000	17,448
5.00%, due 11/01/2024	485,000	555,820
Virginia State Resources Authority, Infrastructure, Series B, Revenue, 5.00%, due 11/01/2024	150,000	180,132
Virginia State, Series B, GO, 5.00%, due 06/01/2017	250,000	279,425

Total Virginia Revenue and General Obligation (GO) Bonds (Cost $22,996,921)		$24,042,244

WASHINGTON, D.C. REVENUE BONDS — 2.2%	Par Value	Value
Metropolitan Washington Airports Authority, Series C, Revenue,
5.00%, due 10/01/2022 (Cost $505,375)	$500,000	$570,785

EXCHANGE-TRADED FUNDS — 0.5%	Shares	Value
SPDR Nuveen Barclays Short Term Municipal Bond ETF (Cost $120,500)	5,000	$122,050

19

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 4.6%	Shares	Value
Fidelity Tax Exempt Portfolio - Class I, 0.01% (a) (Cost $1,217,602)	1,217,602	$1,217,602

Total Investments at Value — 99.0% (Cost $24,840,398)		$25,952,681

Other Assets in Excess of Liabilities — 1.0%		259,742

Net Assets — 100.0%		$26,212,423

ETM - Escrowed to Maturity.

(a)	The rate shown is the 7-day effective yield as of September 30, 2014.

See accompanying notes to financial statements.

20

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2014 (Unaudited)

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
ASSETS
Investments in securities:
At acquisition cost	$11,803,276	$16,480,404	$24,840,398
At value (Note 2)	$17,199,169	$28,934,996	$25,952,681
Cash	921,652	2,011,941	—
Dividends and interest receivable	67,998	26,775	312,359
Receivable for investment securities sold	78,173	64,975	—
Receivable for capital shares sold	—	615	—
Other assets	2,182	7,993	6,931
TOTAL ASSETS	18,269,174	31,047,295	26,271,971

LIABILITIES
Distributions payable	5,075	2,835	6,126
Payable for capital shares redeemed	23,307	32,350	39,895
Accrued investment advisory fees (Note 4)	9,370	16,864	4,745
Payable to administrator (Note 4)	5,515	5,515	5,015
Other accrued expenses	4,428	692	3,767
TOTAL LIABILITIES	47,695	58,256	59,548

NET ASSETS	$18,221,479	$30,989,039	$26,212,423

Net assets consist of:
Paid-in capital	$12,084,321	$17,097,979	$25,111,249
Accumulated (distributions in excess of) net investment income	(54,858)	872	—
Accumulated net realized gains (losses) from security transactions	796,123	1,435,596	(11,109)
Net unrealized appreciation on investments	5,395,893	12,454,592	1,112,283
Net assets	$18,221,479	$30,989,039	$26,212,423

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,217,914	1,395,819	2,570,599

Net asset value, offering price and redemption price per share (Note 2)	$14.96	$22.20	$10.20

See accompanying notes to financial statements.

21

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
Six Months Ended September 30, 2014 (Unaudited)

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
INVESTMENT INCOME
Dividends	$124,084	$287,155	$540
Interest	79,996	—	416,908
TOTAL INVESTMENT INCOME	204,080	287,155	417,448

EXPENSES
Investment advisory fees (Note 4)	60,850	100,905	52,604
Administration fees (Note 4)	30,000	30,000	27,000
Professional fees	8,090	8,124	7,979
Trustees' fees and expenses (Note 4)	3,242	3,242	3,242
Compliance service fees (Note 4)	3,100	3,100	3,100
Pricing costs	3,513	509	4,918
Account maintenance fees	1,223	3,665	3,845
Printing of shareholder reports	2,637	4,370	1,692
Custodian and bank service fees	2,521	3,234	2,675
Registration and filing fees	2,962	3,495	1,917
Other expenses	2,599	6,391	5,083
TOTAL EXPENSES	120,737	167,035	114,055
Fees voluntarily waived by the Adviser (Note 4)	(3,000)	—	(23,313)
Expenses reimbursed through a directed brokerage arrangement (Note 5)	(3,000)	(6,000)	—
NET EXPENSES	114,737	161,035	90,742

NET INVESTMENT INCOME	89,343	126,120	326,706

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on security transactions	837,733	1,503,299	9,427
Net realized gains from in-kind redemptions (Note 2)	350,159	—	—
Net change in unrealized appreciation/depreciation on investments	(554,108)	40,607	80,229

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	633,784	1,543,906	89,656

NET INCREASE IN NET ASSETS FROM OPERATIONS	$723,127	$1,670,026	$416,362

See accompanying notes to financial statements.

22

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	The Jamestown Balanced Fund		The Jamestown Equity Fund
	Six Months Ended Sept. 30, 2014 (Unaudited)	Year Ended March 31, 2014	Six Months Ended Sept. 30, 2014 (Unaudited)	Year Ended March 31, 2014
FROM OPERATIONS
Net investment income	$89,343	$176,046	$126,120	$217,453
Net realized gains on security transactions	837,733	1,929,585	1,503,299	3,074,559
Net realized gains from in-kind redemptions (Note 2)	350,159	—	—	—
Net change in unrealized appreciation/depreciation on investments	(554,108)	750,659	40,607	3,084,810
Net increase in net assets from operations	723,127	2,856,290	1,670,026	6,376,822

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(111,548)	(206,179)	(129,136)	(214,899)
From net realized gains from security transactions	(920,584)	(1,348,960)	(1,851,187)	(2,036,342)
Decrease in net assets from distributions to shareholders	(1,032,132)	(1,555,139)	(1,980,323)	(2,251,241)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	66,938	73,538	191,505	1,644,087
Net asset value of shares issued in reinvestment of distributions to shareholders	940,876	1,443,519	1,880,442	2,153,131
Payments for shares redeemed	(1,280,745)	(3,678,492)	(1,518,199)	(5,492,882)
Net increase (decrease) in net assets from capital share transactions	(272,931)	(2,161,435)	553,748	(1,695,664)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(581,936)	(860,284)	243,451	2,429,917

NET ASSETS
Beginning of period	18,803,415	19,663,699	30,745,588	28,315,671
End of period	$18,221,479	$18,803,415	$30,989,039	$30,745,588

ACCUMULATED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(54,858)	$(42,176)	$872	$3,888

CAPITAL SHARE ACTIVITY
Shares sold	4,557	4,911	8,703	77,915
Shares reinvested	64,875	98,321	89,162	103,431
Shares redeemed	(86,108)	(248,509)	(70,137)	(257,766)
Net increase (decrease) in shares outstanding	(16,676)	(145,277)	27,728	(76,420)
Shares outstanding, beginning of period	1,234,590	1,379,867	1,368,091	1,444,511
Shares outstanding, end of period	1,217,914	1,234,590	1,395,819	1,368,091

See accompanying notes to financial statements.

23

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	The Jamestown Tax Exempt Virginia Fund
	Six Months Ended Sept. 30, 2014 (Unaudited)	Year Ended March 31, 2014
FROM OPERATIONS
Net investment income	$326,706	$676,375
Net realized gains (losses) on security transactions	9,427	(20,536)
Net change in unrealized appreciation/depreciation on investments	80,229	(773,876)
Net increase (decrease) in net assets from operations	416,362	(118,037)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(326,727)	(676,352)
From net realized gains from security transactions	—	(12,336)
Decrease in net assets from distributions to shareholders	(326,727)	(688,688)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	613,055	1,324,814
Net asset value of shares issued in reinvestment of distributions to shareholders	284,136	586,079
Payments for shares redeemed	(1,058,425)	(2,602,167)
Net decrease in net assets from capital share transactions	(161,234)	(691,274)

TOTAL DECREASE IN NET ASSETS	(71,599)	(1,497,999)

NET ASSETS
Beginning of period	26,284,022	27,782,021
End of period	$26,212,423	$26,284,022

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$21

CAPITAL SHARE ACTIVITY
Shares sold	60,128	130,015
Shares reinvested	27,819	57,356
Shares redeemed	(103,722)	(253,628)
Net decrease in shares outstanding	(15,775)	(66,257)
Shares outstanding, beginning of period	2,586,374	2,652,631
Shares outstanding, end of period	2,570,599	2,586,374

See accompanying notes to financial statements.

24

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended Sept. 30, 2014		Years Ended March 31,
	(Unaudited)		2014	2013	2012	2011	2010
Net asset value at beginning of period	$15.23		$14.25	$13.86	$13.16	$12.11	$10.09

Income from investment operations:
Net investment income	0.07		0.14	0.15	0.14	0.16	0.22
Net realized and unrealized gains on investments	0.50		2.06	0.98	0.71	1.06	2.04
Total from investment operations	0.57		2.20	1.13	0.85	1.22	2.26

Less distributions:
Dividends from net investment income	(0.09)		(0.16)	(0.16)	(0.15)	(0.17)	(0.24)
Distributions from net realized gains	(0.75)		(1.06)	(0.58)	—	—	—
Total distributions	(0.84)		(1.22)	(0.74)	(0.15)	(0.17)	(0.24)

Net asset value at end of period	$14.96		$15.23	$14.25	$13.86	$13.16	$12.11

Total return (a)	3.93	%(b)	15.92%	8.68%	6.56%	10.24%	22.56%

Net assets at end of period (000's)	$18,221		$18,803	$19,664	$19,048	$21,331	$22,183

Ratio of total expenses to average net assets	1.29	%(c)	1.25%	1.29%	1.28%	1.24%	1.20%

Ratio of net expenses to average net assets (d)	1.23	%(c)	1.19%	1.22%	1.21%	1.18%	1.11%

Ratio of net investment income to average net assets (d)	0.95	%(c)	0.91%	1.11%	1.08%	1.31%	1.98%

Portfolio turnover rate	13	%(b)	21%	21%	20%	30%	40%
(a)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratios were determined based on net expenses after voluntary advisory fee waivers by the Adviser (Note 4) and/or expense reimbursements through a directed brokerage arrangement (Note 5).

See accompanying notes to financial statements.

25

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended Sept. 30, 2014		Years Ended March 31,
	(Unaudited)		2014	2013	2012	2011	2010
Net asset value at beginning of period	$22.47		$19.60	$17.73	$16.54	$14.67	$11.01

Income from investment operations:
Net investment income	0.09		0.15	0.15	0.09	0.09	0.10
Net realized and unrealized gains on investments	1.08		4.30	1.93	1.21	1.87	3.64
Total from investment operations	1.17		4.45	2.08	1.30	1.96	3.74

Less distributions:
Dividends from net investment income	(0.09)		(0.15)	(0.15)	(0.11)	(0.09)	(0.08)
Distributions from net realized gains	(1.35)		(1.43)	(0.06)	—	—	—
Total distributions	(1.44)		(1.58)	(0.21)	(0.11)	(0.09)	(0.08)

Net asset value at end of period	$22.20		$22.47	$19.60	$17.73	$16.54	$14.67

Total return (a)	5.60	%(b)	23.55%	11.84%	7.89%	13.48%	33.96%

Net assets at end of period (000's)	$30,989		$30,746	$28,316	$27,703	$28,359	$26,534

Ratio of total expenses to average net assets	1.08	%(c)	1.07%	1.11%	1.11%	1.13%	1.16%

Ratio of net expenses to average net assets (d)	1.04	%(c)	1.03%	1.06%	1.06%	1.09%	1.12%

Ratio of net investment income to average net assets (d)	0.81	%(c)	0.72%	0.81%	0.56%	0.56%	0.78%

Portfolio turnover rate	13	%(b)	21%	28%	28%	49%	59%

(a)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 5).

See accompanying notes to financial statements.

26

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended Sept. 30, 2014		Years Ended March 31,
	(Unaudited)		2014	2013	2012		2011	2010
Net asset value at beginning of period	$10.16		$10.47	$10.57	$10.25		$10.33	$10.24

Income (loss) from investment operations:
Net investment income	0.13		0.26	0.26	0.29		0.29	0.30
Net realized and unrealized gains (losses) on investments	0.04		(0.30)	(0.06)	0.32		(0.06)	0.11
Total from investment operations	0.17		(0.04)	0.20	0.61		0.23	0.41

Less distributions:
Dividends from net investment income	(0.13)		(0.26)	(0.27)	(0.29)		(0.29)	(0.31)
Distributions from net realized gains	—		(0.01)	(0.03)	(0.00	)(a)	(0.02)	(0.01)
Total distributions	(0.13)		(0.27)	(0.30)	(0.29)		(0.31)	(0.32)

Net asset value at end of period	$10.20		$10.16	$10.47	$10.57		$10.25	$10.33

Total return (b)	1.65	%(c)	(0.37%)	1.88%	6.03%		2.26%	4.04%

Net assets at end of period (000's)	$26,212		$26,284	$27,782	$30,063		$30,368	$32,905

Ratio of total expenses to average net assets	0.87	%(d)	0.88%	0.76%	0.77%		0.76%	0.75%

Ratio of net expenses to average net assets (e)	0.69	%(d)	0.69%	0.69%	0.69%		0.69%	0.69%

Ratio of net investment income to average net assets (e)	2.48	%(d)	2.59%	2.50%	2.75%		2.78%	2.89%

Portfolio turnover rate	11	%(c)	1%	15%	2%		8%	16%

(a)	Amount rounds to less than a penny per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

27

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2014 (Unaudited)

1. Organization

The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund (individually, a "Fund," and, collectively, the "Funds") are each a no-load series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The Jamestown Balanced Fund and The Jamestown Equity Fund are each a diversified fund and The Jamestown Tax Exempt Virginia Fund is a non-diversified fund. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income.

The Jamestown Equity Fund's investment objective is long-term growth of capital.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder's investment.

2. Significant Accounting Policies

The following is a summary of the Funds' significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Securities valuation — The Funds' portfolio securities are each valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.

Fixed income securities are valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a price or the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using methods consistent with those established by and under the general supervision of the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

28

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

Fixed income securities, including obligations of the U.S. Treasury and U.S. Government agencies, corporate bonds, mortgage-backed securities and municipal bonds, are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various "other significant observable inputs" including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund's investments as of September 30, 2014 by security type:

The Jamestown Balanced Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$11,725,849	$—	$—	$11,725,849
U.S. Treasury Obligations	—	1,472,615	—	1,472,615
U.S. Government Agency Obligations	—	536,794	—	536,794
Corporate Bonds	—	3,102,824	—	3,102,824
Mortgage-Backed Securities	—	255,308	—	255,308
Municipal Bonds	—	105,779	—	105,779
Total	$11,725,849	$5,473,320	$—	$17,199,169

The Jamestown Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$28,934,996	$—	$—	$28,934,996
Total	$28,934,996	$—	$—	$28,934,996

The Jamestown Tax Exempt Virginia Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$24,613,029	$—	$24,613,029
Exchange-Traded Funds	122,050	—	—	122,050
Money Market Funds	1,217,602	—	—	1,217,602
Total	$1,339,652	$24,613,029	$—	$25,952,681

29

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to The Jamestown Balanced Fund's and The Jamestown Equity Fund's Schedules of Investments for a listing of the common stocks and corporate bonds by sector type. As of September 30, 2014, the Funds did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of September 30, 2014. It is the Funds' policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund and The Jamestown Equity Fund. Dividends arising from net investment income are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are permanent in nature and are primarily due to differing treatments of net short-term gains. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the periods ended September 30, 2014 and March 31, 2014 was as follows:

	Periods Ended	Ordinary Income	Long-Term Capital Gains	Exempt-Interest Dividends	Total Distributions
The Jamestown Balanced Fund	9/30/14	$156,788	$875,344	$—	$1,032,132
	3/31/14	$457,405	$1,097,734	$—	$1,555,139
The Jamestown Equity Fund	9/30/14	$223,357	$1,756,966	$—	$1,980,323
	3/31/14	$382,664	$1,868,577	$—	$2,251,241
The Jamestown Tax Exempt Virginia Fund	9/30/14	$—	$—	$326,727	$326,727
	3/31/14	$23	$12,336	$676,329	$688,688

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

30

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Securities traded on a "to-be-announced" basis — The Jamestown Balanced Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the "Code"). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributable earnings at September 30, 2014 was as follows:

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Cost of portfolio investments	$11,890,977	$16,546,990	$24,840,398
Gross unrealized appreciation	$5,418,826	$12,557,010	$1,150,101
Gross unrealized depreciation	(110,634)	(169,004)	(37,818)
Net unrealized appreciation on investments	5,308,192	12,388,006	1,112,283
Accumulated ordinary income	29,407	78,681	—
Accumulated tax exempt income	—	—	6,126
Other gains	804,634	1,427,208	9,427
Capital loss carryforwards	—	—	(20,536)
Other temporary differences	(5,075)	(2,835)	(6,126)
Total distributable earnings	$6,137,158	$13,891,060	$1,101,174

31

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown Equity Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of premium on fixed income securities.

For the six months ended September 30, 2014, The Jamestown Balanced Fund reclassified $9,523 of distributions in excess of net investment income against accumulated net realized gains from security transactions on the Statements of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassifications had no effect on the Fund's net assets or net asset value per share.

During the six months ended September 30, 2014, The Jamestown Balanced Fund realized $350,159 of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders. The Fund has reclassified these amounts against paid-in capital. This reclassification is reflected on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund's net assets or net asset value per share.

As of March 31, 2014, The Jamestown Tax Exempt Virginia Fund had a long-term capital loss carryforward of $20,536 for federal income tax purposes. This capital loss carryforward, which does not expire, may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for the current and all open tax years (tax years ended March 31, 2011 through March 31, 2014) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

32

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2014:

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Purchase of investment securities	$2,129,989	$3,893,744	$2,658,306
Proceeds from sales and maturities of investment securities	$3,203,557	$4,891,347	$3,001,802

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS
Each Fund's investments are managed by Lowe, Brockenbrough & Company, Inc. (the "Adviser") under the terms of an Investment Advisory Agreement. The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .65% of its average daily net assets up to $250 million, .60% of the next $250 million of such assets and .55% of such assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .65% of its average daily net assets up to $500 million and .55% of such assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such assets and .30% of such assets in excess of $500 million. Certain officers of the Trust are also officers of the Adviser.

In order to reduce the annual operating expenses of The Jamestown Balanced Fund, the Adviser voluntarily waived $3,000 of its investment advisory fees during the six months ended September 30, 2014. Additionally, during the six months ended September 30, 2014, the Adviser voluntarily undertook to limit the total annual operating expenses of The Jamestown Tax Exempt Virginia Fund to .69% of its average daily net assets; accordingly, the Adviser voluntarily waived $23,313 of its investment advisory fees during the six months ended September 30, 2014.

OTHER SERVICE PROVIDERS
Ultimus Fund Solutions, LLC ("Ultimus") provides fund administration, fund accounting, compliance and transfer agent services to the Funds. Pursuant to servicing agreements with Ultimus, the Funds pay Ultimus fees in accordance with such agreements. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the "Distributor"), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

33

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

COMPENSATION OF TRUSTEES
Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $12,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chairman); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Prior to July 1, 2014, the annual retainer was $10,000.

5. Brokerage Arrangement

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, a portion of each Fund's operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the brokerage arrangement totaled $3,000 and $6,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the six months ended September 30, 2014.

6. Contingencies and Commitments

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Concentration of Credit Risk

The Jamestown Tax Exempt Virginia Fund invests primarily in debt instruments of municipal issuers in the Commonwealth of Virginia. The issuers' abilities to meet their obligations may be affected by economic developments in the Commonwealth or its region, as well as disruptions in the credit markets and the economy, generally.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

34

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2014 through September 30, 2014).

The table below illustrates each Fund's costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

Hypothetical 5% return – This section is intended to help you compare the Funds' ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission ("SEC") requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

35

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (Unaudited) (Continued)

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period*
The Jamestown Balanced Fund
Based on Actual Fund Return	$1,000.00	$1,039.30	$6.29
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.90	$6.23
The Jamestown Equity Fund
Based on Actual Fund Return	$1,000.00	$1,056.00	$5.36
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.85	$5.27
The Jamestown Tax Exempt Virginia Fund
Based on Actual Fund Return	$1,000.00	$1,016.50	$3.49
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.61	$3.50

*	Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). With respect to The Jamestown Balanced Fund and The Jamestown Equity Fund, the annualized expense ratios exclude any reimbursements received through a directed brokerage arrangement (Note 5).

The Jamestown Balanced Fund	1.23%
The Jamestown Equity Fund	1.04%
The Jamestown Tax Exempt Virginia Fund	0.69%

36

THE JAMESTOWN FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

37

THE JAMESTOWN FUNDS

www.jamestownfunds.com

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
1802 Bayberry Court
Suite 400
Richmond, Virginia 23226

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1126

Independent Registered
 Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
John P. Ackerly, IV
John T. Bruce
Robert S. Harris, Ph.D.
J. Finley Lee, Jr., Ph.D.
Harris V. Morrissette
Elizabeth W. Robertson

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant's Nominating Committee shall review shareholder recommendations to fill vacancies on the registrant's board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant's offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Williamsburg Investment Trust

By (Signature and Title)*		/s/ Tina H. Bloom
Tina H. Bloom, Secretary and Chief Compliance Officer

Date	December 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John T. Bruce
John T. Bruce, President (FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund)

Date	December 2, 2014

By (Signature and Title)*		/s/ Thomas W. Leavell
Thomas W. Leavell, President (The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund)

Date	December 2, 2014

By (Signature and Title)*		/s/ Charles M. Caravati III
Charles M. Caravati III, President (The Jamestown Balanced Fund and The Jamestown Equity Fund)

Date	December 2, 2014

By (Signature and Title)*		/s/ Joseph A. Jennings III
Joseph A. Jennings III, President (The Jamestown Tax Exempt Virginia Fund)

Date	December 2, 2014

By (Signature and Title)*		/s/ John P. Ackerly IV
John P. Ackerly IV, President (The Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund)

Date	December 2, 2014

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	December 2, 2014

* Print the name and title of each signing officer under his or her signature.